Exhibit 10.1
                                                              [EXECUTION COPY]



                                U.S. $380,000,000

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT,


                           dated as of August 15, 1997
                           (Amending and Restating the
                   Credit Agreement, dated as of May 22, 1997)


                                      among


                              MISTIC BRANDS, INC.,
                           SNAPPLE BEVERAGE CORP. and
                         TRIARC BEVERAGE HOLDINGS CORP.,
                                as the Borrowers,


                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders,


                           DLJ CAPITAL FUNDING, INC.,
                    as the Syndication Agent for the Lenders,


                      MORGAN STANLEY SENIOR FUNDING, INC.,
                   as the Documentation Agent for the Lenders,

                                       and

                              THE BANK OF NEW YORK,
                  as the Administrative Agent for the Lenders.

 .

                                   ARRANGED BY

                      DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                                       AND
                       MORGAN STANLEY SENIOR FUNDING, INC.

                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

1.1.           Defined Terms....................................................
1.2.           Use of Defined Terms.............................................
1.3.           Cross-References.................................................
1.4.           Accounting and Financial Determinations..........................

                                   ARTICLE II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

2.1.           Loans and Commitments............................................
2.1.1.         Term Loans.......................................................
2.1.2.         Revolving Loan Commitment and Swing Line Loan Commitment.........
2.1.3.         Letter of Credit Commitment......................................
2.1.4.         Lenders Not Permitted or Required To Make Loans..................
2.1.5.         Issuer Not Permitted or Required to Issue Letters
               of Credit........................................................
2.2.           Reduction of Commitment Amounts..................................
2.2.1.         Optional.........................................................
2.2.2.         Mandatory........................................................
2.3.           Borrowing Procedures and Funding Maintenance.....................
2.3.1.         Term Loans and Revolving Loans...................................
2.3.2.         Swing Line Loans.................................................
2.4.           Continuation and Conversion Elections............................
2.5.           Funding..........................................................
2.6.           Issuance Procedures..............................................
2.6.1.         Other Lenders' Participation.....................................
2.6.2.         Disbursements; Conversion to Revolving Loans.....................
2.6.3.         Reimbursement....................................................
2.6.4.         Deemed Disbursements.............................................
2.6.5.         Nature of Reimbursement Obligations..............................
2.7.           Notes............................................................

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

3.1.           Repayments and Prepayments; Application..........................
3.1.1.         Repayments and Prepayments.......................................
3.1.2.         Application......................................................
3.2.           Interest Provisions..............................................
3.2.1.         Rates............................................................
3.2.2.         Post-Maturity Rates..............................................
3.2.3.         Payment Dates....................................................
3.3.           Fees.............................................................
3.3.1.         Commitment Fee...................................................
3.3.2.         Agents' and Arrangers' Fees......................................
3.3.3.         Letter of Credit Fees............................................

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

4.1.           LIBO Rate Lending Unlawful.......................................
4.2.           Deposits Unavailable.............................................
4.3.           Increased LIBO Rate Loan Costs, etc..............................
4.4.           Funding Losses...................................................
4.5.           Increased Capital Costs..........................................
4.6.           Taxes............................................................
4.7.           Payments, Computations, etc......................................
4.8.           Sharing of Payments..............................................
4.9.           Setoff...........................................................
4.10.          Use of Proceeds..................................................

                                    ARTICLE V

                              CONDITIONS PRECEDENT

5.1.           Initial Credit Extension and Amendment Effective Date............
5.1.1.         Resolutions, etc.................................................
5.1.2.         Delivery of Notes................................................
5.1.3.         Transaction Consummated..........................................
5.1.4.         Closing Date Certificate.........................................
5.1.5.         Transaction Documents, etc.......................................

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                          PAGE

5.1.6.         Payment of Outstanding Indebtedness, etc.........................
5.1.7.         Equity Issuance, etc.............................................
5.1.8.         Guaranty.........................................................
5.1.9.         Pledge Agreements................................................
5.1.10.        Security Agreements..............................................
5.1.11.        Financial Information, etc.......................................
5.1.12.        Solvency, etc....................................................
5.1.13.        Litigation.......................................................
5.1.14.        Material Adverse Effect..........................................
5.1.15.        Reliance Letters.................................................
5.1.16.        Opinions of Counsel..............................................
5.1.17.        Insurance........................................................
5.1.18.        Closing Fees, Expenses, etc......................................
5.2.           All Credit Extensions and the Amendment Effective Date...........
5.2.1.         Compliance with Warranties, No Default, etc......................
5.2.2.         Credit Extension Request.........................................
5.2.3.         Satisfactory Legal Form..........................................

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

6.1.           Organization, etc................................................
6.2.           Due Authorization, Non-Contravention, etc........................
6.3.           Government Approval, Regulation, etc.............................
6.4.           Validity, etc....................................................
6.5.           Financial Information............................................
6.6.           No Material Adverse Effect.......................................
6.7.           Litigation, Labor Controversies, etc.............................
6.8.           Subsidiaries.....................................................
6.9.           Ownership of Properties..........................................
6.10.          Taxes............................................................
6.11.          Pension and Welfare Plans........................................
6.12.          Environmental Warranties.........................................
6.13.          Regulations G, U and X...........................................
6.14.          Accuracy of Information..........................................
6.15.          Solvency.........................................................

                                   ARTICLE VII

                                    COVENANTS

7.1.           Affirmative Covenants............................................
7.1.1.         Financial Information, Reports, Notices, etc.....................
7.1.2.         Compliance with Laws, etc........................................
7.1.3.         Maintenance of Properties........................................
7.1.4.         Insurance........................................................
7.1.5.         Books and Records................................................
7.1.6.         Environmental Covenant...........................................
7.1.7.         Future Subsidiaries..............................................
7.1.8.         Future Leased Property and Future Acquisitions of
               Real Property; Future Acquisition of Other Property..............
7.1.9.         Use of Proceeds, etc.............................................
7.1.10.        Hedging Obligations..............................................
7.2.           Negative Covenants...............................................
7.2.1.         Business Activities..............................................
7.2.2.         Indebtedness.....................................................
7.2.3.         Liens............................................................
7.2.4.         Financial Covenants..............................................
7.2.5.         Investments......................................................
7.2.6.         Restricted Payments, etc.........................................
7.2.7.         Capital Expenditures, etc........................................
7.2.8.         Consolidation, Merger, etc.......................................
7.2.9.         Asset Dispositions, etc..........................................
7.2.10.        Modification of Certain Agreements...............................
7.2.11.        Transactions with Affiliates.....................................
7.2.12.        Negative Pledges, Restrictive Agreements, etc....................
7.2.13.        Sale and Leaseback...............................................


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

8.1.           Listing of Events of Default.....................................
8.1.1.         Non-Payment of Obligations.......................................
8.1.2.         Breach of Warranty...............................................
8.1.3.         Non-Performance of Certain Covenants and
               Obligations......................................................
8.1.4.         Non-Performance of Other Covenants and Obligations...............
8.1.5.         Default on Other Indebtedness....................................

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                           PAGE

8.1.6.         Judgments........................................................
8.1.7.         Pension Plans....................................................
8.1.8.         Change in Control................................................
8.1.9.         Bankruptcy, Insolvency, etc......................................
8.1.10.        Impairment of Security, etc......................................
8.2.           Action if Bankruptcy.............................................
8.3.           Action if Other Event of Default.................................

                                   ARTICLE IX

                                   THE AGENTS

9.1.           Actions..........................................................
9.2.           Funding Reliance, etc............................................
9.3.           Exculpation......................................................
9.4.           Successor........................................................
9.5.           Loans or Letters of Credit Issued by the Agents..................
9.6.           Credit Decisions.................................................
9.7.           Copies, etc......................................................

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.1.          Waivers, Amendments, etc.........................................
10.2.          Notices..........................................................
10.3.          Payment of Costs and Expenses....................................
10.4.          Indemnification..................................................
10.5.          Survival.........................................................
10.6.          Severability.....................................................
10.7.          Headings.........................................................
10.8.          Execution in Counterparts, Effectiveness, etc....................
10.8.1.        Execution of Counterparts........................................
10.8.2.        Notes............................................................
10.8.3.        Receipt of Funds.................................................
10.8.4.        Legal Details, etc...............................................
10.9.          Governing Law; Entire Agreement..................................
10.10.         Successors and Assigns...........................................
10.11.         Sale and Transfer of Loans and Notes; Participation
               in Loans and Notes...............................................
10.11.1.       Assignments......................................................

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

10.11.2.       Participations...................................................
10.12.         Confidentiality..................................................
10.13.         Other Transactions...............................................
10.14.         Forum Selection and Consent to Jurisdiction......................
10.15.         Waiver of Jury Trial.............................................
10.16.         Reallocation and Assignment of Existing Loans and
               Existing Revolving Loan Commitments..............................
10.16.1.       Reallocation and Assignments.....................................
10.16.2.       Additional Provisions for Reallocations and
               Assignments......................................................
10.16.3.       Lender Assignment Agreement, etc.................................
10.16.3.       Obligation under Loan Documents..................................

SCHEDULE I         -    Disclosure Schedule
SCHEDULE II        -    Percentages and Administrative Information
SCHEDULE III       -    Existing Loans and Existing Revolving Loan
                        Commitments

EXHIBIT A-1        -    Form of Revolving Note
EXHIBIT A-2        -    Form of Swing Line Note
EXHIBIT B-1             Form of Term A Note
EXHIBIT B-2        -    Form of Term B Note
EXHIBIT B-3        -    Form of Term C Note
EXHIBIT C          -    Form of Borrowing Request
EXHIBIT D          -    Form of Issuance Request
EXHIBIT E          -    Form of Borrowing Base Certificate
EXHIBIT F          -    Form of Continuation/Conversion Notice
EXHIBIT G          -    Form of Closing Date Certificate
EXHIBIT H          -    Form of Compliance Certificate
EXHIBIT I          -    Form of Guaranty
EXHIBIT J-1        -    Form of Triarc Pledge Agreement
EXHIBIT J-2        -    Form of Snapple Pledge Agreement
EXHIBIT J-3        -    Form of Parent Pledge Agreement
EXHIBIT J-4        -    Form of Subsidiary Pledge Agreement
EXHIBIT K-1        -    Form of Borrower Security Agreement
EXHIBIT K-2        -    Form of Subsidiary Security Agreement
EXHIBIT L          -    Form of Solvency Certificate
EXHIBIT M-1        -    Form of Opinion of Counsel to the Obligors
EXHIBIT M-2        -    Form of Opinion of Intellectual Property Counsel
                           to the Obligors
EXHIBIT M-3        -    Form of Opinion of Local Counsel to the Obligors
EXHIBIT N          -    Form of Lender Assignment Agreement

                      AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 15, 1997, among MISTIC BRANDS, INC. ("Mistic"), a Delaware corporation, SNAPPLE BEVERAGE CORP. ("Snapple"), a Delaware corporation, TRIARC BEVERAGE HOLDINGS CORP. (the "Parent"), a Delaware corporation (each of Mistic, Snapple, and the Parent, a "Borrower" and, collectively, the "Borrowers"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION ("DLJ Securities") as the arranger (the "Arranger") for the Lenders, MORGAN STANLEY SENIOR FUNDING, INC. ("Morgan Stanley") as the co-arranger (the "Co- Arranger") and as documentation agent (the "Documentation Agent") for the Lenders, DLJ CAPITAL FUNDING, INC. ("DLJ"), as syndication agent (the "Syndication Agent") for the Lenders, and THE BANK OF NEW YORK ("BNY"), as administrative agent (the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:


                  WHEREAS, Snapple is engaged directly and through its Subsidiaries in the business of producing, marketing and distributing beverages and other similar or related products under the Snapple trademark and other trademarks and trade names (the "Snapple Business"); and

                  WHEREAS, Mistic is engaged in the business of producing, marketing and distributing beverages and other similar or related products under the Mistic trademark and other trademarks and trade names (the "Mistic Business"); and

                  WHEREAS, pursuant to a Stock Purchase Agreement, dated as of March 27, 1997 (as so originally executed and delivered, the "Stock Purchase Agreement"), between Triarc Companies, Inc., a Delaware corporation ("Triarc"), and The Quaker Oats Company, a New Jersey corporation (the "Seller"), the Seller sold, transferred and delivered to Triarc, and Triarc acquired (the "Acquisition"), indirectly through the Parent, all of the issued and outstanding shares of Capital Stock of Snapple; and

                  WHEREAS, in connection with the Acquisition, (i) Triarc contributed all of the issued and outstanding shares of Capital Stock of Mistic to the Parent (the "Contribution") and (ii) Mistic refinanced existing indebtedness of approximately $71,000,000 in aggregate principal amount (the "Refinancing"); and

                  WHEREAS, in order to consummate the Acquisition and the Refinancing, the Borrowers received a cash equity contribution in an amount equal to $75,000,000 (the "Equity Contribution Amount") through the issuance and sale by the Parent to Triarc of shares of the Preferred Stock (such issuance of the Preferred Stock being herein referred to as the "Equity Issuance") (the initial Credit Extension, the Acquisition, the Contribution, the Refinancing, the Equity Issuance and any and all transactions related thereto are collectively referred to as the "Transaction");

                  WHEREAS, in connection with the Transaction, pursuant to a Credit Agreement, dated as of May 22, 1997 (the "Original Credit Agreement"), among the Borrowers, the financial institutions parties thereto on the Closing Date (the "Existing Lenders"), the Syndication Agent and the Documentation Agent, the Existing Lenders made Term Loans (the "Existing Term Loans") and Revolving Loans (the "Existing Revolving Loans")(the Existing Term Loans and the Existing Revolving Loans are collectively referred to as the "Existing Loans") and provided Revolving Loan Commitments (the "Existing Revolving Loan Commitments") to the Borrowers, with the outstanding principal amounts of the Existing Loans and the amounts of the Existing Revolving Loan Commitments on the Amendment Effective Date being as set forth in Schedule III hereto; and

                  WHEREAS, the Existing Lenders desire to assign portions of the Existing Loans and the Existing Revolving Loan Commitments to the Lenders; and

                  WHEREAS, the proceeds of the Credit Extensions are to be used for the purposes set forth in Section 7.1.9; and

                  WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), (i) to amend and restate in its entirety the Original Credit Agreement in accordance with the terms hereof, (ii) to effect the assignments of Existing Loans and Existing Revolving Loan Commitments in accordance with the terms hereof, (iii) to continue as Term Loans hereunder the Existing Term Loans, (iv) to continue as Revolving Loans hereunder the Existing Revolving Loans, and (v) to extend the Commitments, make Loans to the Borrowers and issue (or participate in) Letters of Credit;

                  NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE 1.

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION           a.        Defined Terms.  The following
                                              -------------
                                            terms (whether or not underscored)
                                            when used in this Agreement,
                                            including its preamble and
                                            recitals, shall, except where the
                                            context otherwise requires, have
                                            the following meanings (such
                                            meanings to be equally applicable
                                            to the singular and plural forms
                                            thereof):

                  "Account" means any account (as that term is defined in Section 9-106 of the UCC) of the Borrowers or any of their wholly-owned U.S. Subsidiaries arising from the sale or lease of goods or the rendering of services.

                  "Account Debtor" is defined in clause (b) of the definition of "Eligible Accounts".

                  "Accounting Adjustment" is defined in the definition of "Net Income".

                  "Acquisition" is defined in the third recital.

                  "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.

                  "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 10% or more of the Capital Stock (on a fully diluted basis) of such Person having ordinary voting power for the election of directors or managing general partners, or (ii)to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Agents" means, collectively, the Administrative Agent, the Syndication Agent and the Documentation Agent.

                  "Agreement" means, on any date, this Amended and Restated Credit Agreement as originally in effect on the Closing Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

                  "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of (i) the rate of interest in effect on such day as publicly announced or established from time to time by the Administrative Agent in New York, New York as its "prime commercial lending rate", and (ii) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Parent and the Lenders of changes in the Alternate Base Rate.

                  "Amendment Effective Date" means the date the conditions precedent set forth in Sections 5.1 and 5.2 (as applicable) are satisfied and the amendment and restatement of the Original Credit Agreement becomes effective pursuant to Section 10.8.

                  "Annualized" means (i) with respect to the end of the first full Fiscal Quarter of the Borrowers to occur after the Closing Date, the applicable amount for such Fiscal Quarter multiplied by four, (ii) with respect to the second Fiscal

Quarter of the Borrowers to occur after the Closing Date, the applicable amount for such Fiscal Quarter and the immediately preceding Fiscal Quarter multiplied by two, and (iii) with respect to the third Fiscal Quarter of the Borrowers to occur after the Closing Date, the applicable amount for such Fiscal Quarter and the immediately preceding two Fiscal Quarters multiplied by 1.3333.

                  "Applicable Commitment Fee" means, (i) at all times from the Closing Date through (and including) the day that is 270 days following the Closing Date, a fee which shall accrue at a rate of 1/2 of 1% per annum, and
(ii) thereafter, a fee which shall accrue at a rate per annum determined by reference to the Leverage Ratio for the Fiscal Quarter last ended and the applicable percentage per annum set forth below under the column entitled "Applicable Commitment Fee":

                                                     Applicable
                    Leverage Ratio                 Commitment Fee
                    --------------                 --------------
                  greater than or
                  equal to 2.50:1                     0.500%
                  less than 2.50:1                    0.375%

The Leverage Ratio used to compute the Applicable Commitment Fee shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Parent to the Administrative Agent pursuant to clause (c) of Section
7.1.1. Changes in the Applicable Commitment Fee resulting from a change in the Leverage Ratio shall become effective upon delivery by the Parent to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of
Section 7.1.1. If the Parent shall fail to deliver a Compliance Certificate within the number of days required pursuant to clause (c) of Section 7.1.1 (after giving effect to any grace period), the Applicable Commitment Fee from and including the first day after the date on which such Compliance Certificate was required to be delivered to, but not including the date the Parent delivers to, the Administrative Agent an appropriately completed Compliance Certificate shall conclusively equal the highest Applicable Commitment Fee set forth above.

                  "Applicable Margin" means at all times during the applicable periods set forth below,

                        (a) with respect to the unpaid  principal amount of each
                  Term B Loan maintained as (i) a Base Rate Loan, 2.25% per annum and (ii) a LIBO Rate Loan, 3.00% per annum;

                        (b) with respect to the unpaid  principal amount of each
                  Term C Loan maintained as (i) a Base Rate Loan, 2.50% per annum, and (ii) a LIBO Rate Loan, 3.25% per annum; and

                        (c) with respect to the unpaid  principal amount of each
                  Revolving Loan and each Term A Loan maintained as (i) a Base Rate Loan, (x) from the Closing Date through (and including) the day that is 270 days following the Closing Date, 1.25% per annum, and (y) thereafter, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans", and (ii) a LIBO Rate Loan, (x) from the Closing Date through (and including) the day that is 270 days following the Closing Date, 2.50% per annum, and (y) thereafter, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans":

                    Applicable Margin For Revolving Loans and Term A Loans

                                       Application               Application
                                     Margin For Base           Margin for LIBO
              Levarage Ratio            Rate Loans                Rate Loans
              --------------        -----------------         ----------------
              greater than or
              equal to 3.5:1              1.25%                      2.50%

              less than 3.5:1
              and greater than
              or equal to 3.0:1           1.00%                      2.25%

              less than 3.0:1 and
              greater than or equal
              to 2.5:1                    0.50%                      1.75%

              less than 2.5:1             0.25%                      1.50%

The Leverage Ratio used to compute the Applicable Margin for Revolving Loans and Term A Loans shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Parent to the Administrative Agent pursuant to clause (c) of Section 7.1.1. Changes in the Applicable Margin for Revolving Loans or Term A Loans resulting from a change in the Leverage Ratio shall become effective upon delivery by the Parent to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Parent shall fail to deliver a Compliance Certificate within the number of days required pursuant to clause (c) of Section 7.1.1 (after giving effect to any grace period), the Applicable Margin for Revolving Loans and Term A Loans from and including the first day after the date on which such Compliance Certificate was required to be delivered to, but not including the date the Parent delivers to, the Administrative Agent an appropriately completed Compliance Certificate shall conclusively equal the highest Applicable Margin for Revolving Loans and Term A Loans set forth above.

                  "Arranger" means Donaldson, Lufkin & Jenrette
Securities Corporation, a Delaware corporation.

                  "Arrangers" means, collectively, the Arranger and the Co-Arranger.

                  "Assignee Lender" is defined in Section 10.11.1.

                  "Assumed Restricted Debt" is defined in clause (a) of
Section 7.1.7.

                  "Authorized Officer" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Agents and the Lenders pursuant to Section 5.1.1.

                  "Base  Rate  Loan"  means  a  Loan   bearing   interest  at  a
fluctuating rate determined by reference to the Alternate Base Rate.

                  "BNY" is defined in the preamble.

                  "Borrower" and "Borrowers" is defined in the preamble.

                  "Borrower Security Agreement" means the Security Agreement executed and delivered by an Authorized Officer of each of the Borrowers pursuant to Section 5.1.10, substantially in the form of Exhibit K-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.1.

                  "Borrowing Base Amount" means, at any time, the Net Asset Value of all Eligible Accounts and Eligible Inventory at such time as determined in accordance with the definition of "Net Asset Value" and as certified by the Parent to the Lenders in the most recently delivered Borrowing Base Certificate, including the Borrowing Base Certificate delivered on the Closing Date pursuant to clause (c) of Section 5.1.11.

                  "Borrowing  Base   Certificate"   means  a  certificate   duly
completed and executed by the chief accounting or chief financial Authorized Officer of the Parent, substantially in the form of Exhibit E hereto.

                  "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the applicable Borrower, substantially in the form of Exhibit C hereto.

                  "Business Day" means

                        (a) any day which is neither a Saturday  or Sunday nor a
                  legal holiday on which banks are authorized or required to be closed in New York, New York; and

                        (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

                  "Capital Expenditures" means, with respect to any Person for any applicable period, the sum (without duplication) of

                        (a) the  aggregate  amount of all  expenditures  of such
                  Person and its Subsidiaries determined on a consolidated basis for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

                   (b) the aggregate amount of all Capitalized
                 Lease Liabilities incurred during such period.

                  "Capital Stock" means with respect to any Person, (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate or capital stock, including, without limitation, shares of preferred or preference stock of such Person (including, with respect to the Parent, the Preferred Stock), (ii) all partnership interests (whether general or limited) in such Person, (iii) all membership interests or limited liability company or partnership interests in such Person, and (iv) all other equity or ownership interests in such Person of any other type.

                  "Capitalized Lease Liabilities" means with respect to any Person for any applicable period, all monetary obligations of such Person and its Subsidiaries determined on a consolidated basis under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Cash Equivalent Investment" means, at any time:

                        (a) any evidence of Indebtedness, maturing not more than
                  one year after such time, issued or guaranteed or insured by the United States Government or any agency thereof, or by any state of the United States (the securities of which state are rated at least AA by S&P or Aa by Moody's);

                  (b) commercial paper, maturing not more than
               nine months from the date of issue, which is issued
                                       by

                           (i) a  corporation  (other than an  Affiliate  of any
                        Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's, or

                    (ii) any Lender (or its holding company);

                        (c) any  certificate  of deposit or bankers  acceptance,
                  maturing not more than one year after such time, which is issued by either

                           (i) a commercial banking institution that is a member
                        of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

                           (ii)  any Lender;

                        (d) any  repurchase  agreement  or  transaction  under a
                  master repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in clause (c)(i)) which

                  (i) is secured by a fully perfected security
                interest in any obligation of the type described
                     in any of clauses (a) through (c), and

                     (ii) has a market value at the time the
                 transaction under such repurchase agreement is
                    entered into of not less than 100% of the
                 repurchase obligation of such Lender (or other
                 commercial banking institution) thereunder; or

                        (e)  money  market  funds  having  no   restrictions  on
                  liquidation rights and whose sole investments are comprised of investments permitted under clauses (a) through (d).

                  "Casualty Event" means, with respect to any Person, the damage, destruction or condemnation, as the case may be, of any property of such Person.

                  "CERCLA"  means  the  Comprehensive   Environmental  Response,
Compensation and Liability Act of 1980, as amended.

                  "CERCLIS" means the Comprehensive Environmental
Response Compensation Liability Information System List.

                  "Change in Control" means

                        (a) any Person or two or more Persons acting in concert,
                  other than Peter W. May, Nelson Peltz or any of their controlled Affiliates (individually or collectively) shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Act of 1934, as amended) of 50% or more of the outstanding shares of voting Capital Stock of Triarc on a fully diluted basis; or

                        (b) (i)  prior  to an  Initial  Public  Offering  of the
                  Parent, the failure of Triarc to own, free and clear of all Liens or other encumbrances (other than as permitted under the Loan Documents), 100% of the outstanding shares of voting Capital Stock of the Parent on a fully diluted basis (provided, however, that the Parent may issue up to 15% of its outstanding shares of voting Capital Stock on a fully diluted basis pursuant to the Parent Stock Option Plan) and (ii) after an Initial Public Offering of the Parent, the failure of
                  Triarc  to  own,   free  and  clear  of  all  Liens  or  other
                  encumbrances (other than as permitted under the Loan Documents), at least 51% of the outstanding shares of voting Capital Stock of the Parent on a fully diluted basis; or

                        (c) (i) prior to an Initial  Public  Offering of Mistic,
                  the failure of the Parent to own, free and clear of all Liens or other encumbrances (other than as permitted under the Loan Documents), 100% of the outstanding shares of voting Capital Stock of Mistic on a fully diluted basis, and (ii) after an Initial Public Offering of Mistic, the failure of the Parent to own, free and clear of all Liens or other encumbrances (other than as permitted under the Loan Documents), at least 51% of the outstanding shares of voting Capital Stock of Mistic on a fully diluted basis; or

                        (d)  (i) prior to an Initial Public Offering of
                  Snapple, the failure of the Parent to own, free and clear of all Liens or other encumbrances (other than as permitted under the Loan Documents), 100% of the outstanding shares of voting Capital Stock of Snapple on a fully diluted basis, and (ii) after an Initial Public Offering of Snapple, the failure of the Parent to own, free and clear of all Liens or other encumbrances (other than as permitted under the Loan Documents), at least 51% of the outstanding shares of voting Capital Stock of Snapple on a fully diluted basis; or

                        (e) the chief executive  officer of any Borrower,  as of
                  the Closing Date, shall have ceased to continue to serve in the operational and managerial capacities in which he now serves or in an enhanced operational or managerial capacity with any Borrower and a successor shall not be appointed within 180 days thereof with the prior consent of the Required Lenders (which consent shall not be unreasonably withheld or delayed); or

                        (f) during any period of 12 consecutive months, individuals who at the beginning of such 12-month period were directors of a Borrower cease for any reason to continue to constitute a majority of the Board of Directors of such Borrower, unless their successors shall have been approved by a majority of the continuing directors; or

                        (g) except as otherwise permitted under the Loan Documents, the failure of a Borrower to own, free and clear of all Liens or other encumbrances (other than as permitted under the Loan Documents), 100% of the outstanding shares of voting Capital Stock of each Guarantor which is a Material Obligor on a fully diluted basis.

                  "Closing Date" means May 22, 1997.

                  "Closing  Date   Certificate"   means  a  certificate   of  an
Authorized Officer of each Borrower substantially in the form of Exhibit G hereto, delivered pursuant to Section 5.1.4.

                  "Co-Arranger" means Morgan Stanley Senior Funding, Inc., a Delaware corporation.

                  "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

                  "Commitment" means, as the context may require, a Lender's Letter of Credit Commitment, Revolving Loan Commitment or Swing Line Loan Commitment.

                  "Commitment Amount" means, as the context may require, the Letter of Credit Commitment Amount, the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount, the Term A Loan Commitment Amount, the Term B Loan Commitment Amount or the Term C Loan Commitment Amount.

                  "Commitment Termination Event" means

                        (a) the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9 with respect to any Material Obligor; or

                        (b) the occurrence and continuance of any other Event of
                  Default and either (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or (ii)in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Parent that the Commitments have been terminated.

                  "Compliance  Certificate"  means a certificate  duly completed
and  executed  by  the  chief  financial   Authorized  Officer  of  the  Parent,
substantially in the form of Exhibit H hereto.

                  "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of Capital Stock of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

                  "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the applicable Borrower, substantially in the form of Exhibit F hereto.

                  "Contribution" is defined in the fourth recital.

                  "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrowers, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

                  "Copyright Security Agreement" means any Copyright Security Agreement executed and delivered by an Obligor in substantially the form of Exhibit C to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Credit Extension" means, as the context may require,

                    (a) the making of a Loan by a Lender; or

                        (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any previously issued Letter of Credit, by any Issuer.

                  "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

                  "Current Assets" means, on any date with respect to any Person, without duplication, all assets (other than cash) which, in accordance with GAAP consistently applied, would be included as current assets on a consolidated balance sheet of such Person and its Subsidiaries at such date as current assets.

                  "Current Liabilities" means, on any date with respect to any Person, without duplication, all amounts which, in accordance with GAAP (consistently applied), would be included as current liabilities on a consolidated balance sheet of such Person and its Subsidiaries at such date, excluding current maturities of Indebtedness ("Indebtedness" for purposes of this definition includes principal and interest with respect to Revolving Loans).

                  "Debt" means the outstanding principal amount of all Indebtedness of the Parent and its Subsidiaries (including Mistic and Snapple) of the nature referred to in clauses (a), (b), and (c) of the definition of "Indebtedness" plus (without duplication) the aggregate amount of all Contingent Liabilities to the extent covering or supporting the principal amount of any such Indebtedness.

                  "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

                  "DLJ" is defined in the preamble.

                  "DLJ Securities" is defined in the preamble.

                  "Disbursement" is defined in Section 2.6.2.

                  "Disbursement Date" is defined in Section 2.6.2.

                  "Disclosure Schedule" means the Disclosure Schedule attached hereto as Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Borrowers with the written consent of the Required Lenders.

                  "Documentation Agent" means Morgan Stanley Senior Funding, Inc., a Delaware corporation.

                  "Dollar" and the sign "$" mean lawful money of the United States.

                  "Domestic Office" means, relative to any Lender, the office of such Lender designated as such as set forth opposite its name on Schedule II hereto under the applicable column heading or as set forth in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

                  "EBITDA"   means,   with   respect   to  the  Parent  and  its
Subsidiaries (including Mistic and Snapple) for any applicable period, the sum (without duplication), determined on a consolidated basis, of

                        (a)  Net Income,

          plus

                   (b) the amount deducted in determining Net
               Income representing depreciation and amortization,

          plus

                        (c) the amount deducted in determining Net Income representing income tax expense (including (i) reserves for deferred taxes not payable currently and (ii) payments or accruals made pursuant to the Tax Sharing Agreement), plus

                   (d) the amount deducted in determining Net
                      Income representing Interest Expense,

          plus

                  (e) an amount equal to the amount of all non-
                cash charges deducted in determining Net Income,

          plus

                    (f) an amount equal to the amount of any
                extraordinary charges deducted in determining Net
                  Income,

          minus

                        (g) an  amount  equal  to  the  amount  of all  non-cash
                  credits included in determining Net Income.

                  "Eligible Account" means, with respect to each Borrower and any of its wholly-owned U.S. Subsidiaries which has executed and delivered the Guaranty and the Subsidiary Security Agreement, at the time of any determination thereof, any Account as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Agents:

                        (a) the  Borrower or such  Subsidiary  owns such Account
                  free and clear of all Liens other than any Lien in favor of the Administrative Agent and the Lenders granted pursuant to or in connection with this Agreement or another Loan Document;

                        (b)  such  Account  is  a  legal,  valid,   binding  and
                  enforceable obligation of the Person obligated under such Account (the "Account Debtor");

                        (c) such Account is not subject to any bona fide dispute, setoff, counterclaim or other claim (or right to assert any such setoff right, counterclaim or other claim) or defense on the part of the Account Debtor or any other Person denying liability under such Account; provided, however, that such Account shall constitute an Eligible Account to the extent it is not subject to any such dispute, setoff, counterclaim or other claim or defense;

                        (d) the  Borrower  or such  Subsidiary  has the full and
                  unqualified right to assign and grant a Lien in such Account to the Administrative Agent, for its benefit and that of the Lenders, as security for the Obligations;

                        (e) such Account is evidenced by an invoice  rendered to
                  the Account Debtor (which shall include computer records) or is reflected by computer records maintained by the Borrower or such Subsidiary evidencing such Account and is not evidenced by any instrument or chattel paper (as the terms "instrument" and "chattel paper" are defined in Section 9-105 of the UCC), unless such instrument or chattel paper has been delivered to the Administrative Agent;

                        (f) such Account arose from the sale of goods or services by the Borrower or such Subsidiary in the ordinary course of the Borrower's or such Subsidiary's business, and such goods or services have been shipped or delivered (in the case of goods) or rendered in full (in the case of services) to the Account Debtor for such Account;

                        (g) with respect to such Account,  no Account  Debtor is
                  (i) an Affiliate of the Borrower or any of its Subsidiaries, other than Select, so long as (x) neither the Borrowers nor any of their Subsidiaries own, directly or indirectly, in excess of 25% of Select's Capital Stock in the aggregate or possess, directly or indirectly, the power to direct or cause the direction of the management or policies of Select, whether by contract or otherwise, and (y) Select's Eligible Accounts do not constitute, at any time of determination, in excess of the lesser of (1) $10,000,000 or (2) 15% of all Eligible Accounts, or (ii) the subject of any reorganization, bankruptcy, receivership, custodianship, insolvency or other condition analogous with respect to such Account Debtor to those described in clauses (a) through (d) of Section 8.1.9;

                        (h) such  Account is not  outstanding  more than 90 days
                  from the date of invoice giving rise to such Account (unless such Account, by its terms, is permitted to be outstanding for a longer period, in which case such Account shall not be outstanding for more than such period, provided that such period does not exceed 180 days and such Account together with all such other Eligible Accounts outstanding in excess of 90 days do not in the aggregate exceed $5,000,000 at any time);

                        (i) such  Account is not an Account  owing by an Account
                  Debtor having, at the time of any determination of Eligible Accounts, in excess of 35% of the aggregate outstanding amount of all Accounts of such Account Debtor (other than any Accounts which are the subject of bona fide disputes between such Account Debtor and the Borrower or such Subsidiary, as the case may be) outstanding more than 90 days past the date of invoice (unless such Account, by its terms, is permitted to be outstanding for a longer period, in which case such Account shall not be outstanding for more than such period, provided that such period does not exceed 180 days and such Account together with all such other Eligible Accounts outstanding in excess of 90 days do not in the aggregate exceed $5,000,000 at any time);

                        (j) with respect to the Account Debtor under such Account, neither the Borrower nor any such Subsidiary is indebted to such Account Debtor, unless the Borrower or such Subsidiary and such Account Debtor have entered into an agreement whereby the Account Debtor is prohibited from exercising any right of setoff with respect to the Accounts of the Borrower or such Subsidiary; provided, that in any event, if such an agreement prohibiting setoff rights is not delivered by the Account Debtor, then only the amount that the Borrower or such Subsidiary is indebted to such Account Debtor shall be excluded as an Eligible Account pursuant to this clause; and

                        (k) such Account arises from a sale to an Account Debtor
                  located within the United States or Puerto Rico, unless the Account Debtor's obligations (or that portion of such obligations which is acceptable to the Agents) with respect to a sale to an Account Debtor not located within the United States or Puerto Rico are secured by a letter of credit, guaranty or eligible bankers' acceptance having terms, and from such issuers and confirmation banks, as are acceptable to the Agents.

                  "Eligible Inventory" means, with respect to each Borrower and any of its wholly-owned U.S. Subsidiaries, at the time of any determination thereof, any Inventory arising in the ordinary course of business and as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Agents:

                   (a) such Inventory is located in the United
                             States or Puerto Rico;

                        (b) the  Borrower or its  wholly-owned  U.S.  Subsidiary
                  owning such Inventory, as the case may be, has full and unqualified right to assign and grant a Lien in such Inventory to the Administrative Agent, for its benefit and that of the Lenders, as security for the Obligations;

                        (c) the Borrower or one of its wholly-owned U.S. Subsidiaries owns such Inventory free and clear of all Liens in favor of any Person other than any Lien in favor of the Administrative Agent and the Lenders granted pursuant to or in connection with this Agreement or another Loan Document; and

                        (d) none of such Inventory is obsolete, unsalable, damaged or otherwise unfit for sale or consumption or further processing.

                  "Environmental  Laws" means all applicable  federal,  state or local statutes, laws, ordinances, codes, rules, regulations and binding guidelines (including consent decrees and administrative orders) relating to the protection of the environment.

                  "Equity Contribution Amount" is defined in the fifth
                   recital.

                  "Equity Issuance" is defined in the fifth recital.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

                  "Event of Default" is defined in Section 8.1.

                  "Excess Amount" means, for purposes of determining the amount of management fees permitted to be paid pursuant to clause (a) of Section 7.2.11 for any Fiscal Year listed in Item 7.2.11(a) ("Expected Funded Debt") of the Disclosure Schedule, the excess (if any) of (x) the amount set forth opposite such Fiscal Year in such Item 7.2.11(a) over (y) the actual, aggregate amount (computed without duplication) of all Term Loans, Revolving Loans, Swing Line Loans, Letters of Credit and Reimbursement Obligations outstanding under the Commitments hereunder as of the last day of such Fiscal Year and as certified pursuant to the Compliance Certificate delivered in respect of such Fiscal Year end.

                  "Excess Cash Flow" means, with respect to the Parent and its Subsidiaries (including Mistic and Snapple) for any applicable period, the excess (if any), of

                        (a) EBITDA for such applicable period;

                  over

                   (b) the sum, without duplication (for such
                  applicable period) on a consolidated basis of

                           (i) the cash portion of Interest Expense (net of cash
                        interest income) actually paid during such applicable period;

                  plus

                  (ii) (x) scheduled payments and optional and
                        mandatory prepayments, to the extent actually made, of the principal amount of the Term Loans or any other term Debt (including Capitalized Lease Liabilities), (y) and mandatory prepayments of the principal amount of the Revolving Loans and Swing Line Loans pursuant to clauses
                        (b) or (k) of Section 3.1.1 in connection with a reduction of the Revolving Loan Commitment Amount, in each case for such applicable period and (z) to the extent not deducted in the computation of EBITDA, all cash payments in respect of other Indebtedness
                        (exclusive of optional prepayments of amounts outstanding under the Revolving Loan Commitment);

                  plus

                           (iii) all  federal,  state and foreign  income  taxes
                        actually paid in cash (including payments made pursuant to the Tax Sharing Agreement) during such applicable period;

                  plus

                     (iv) Capital Expenditures actually made
                    during such applicable period pursuant to

                  Section 7.2.7 (excluding Capital Expenditures
                        constituting Capitalized Lease Liabilities and by way of the incurrence of Indebtedness permitted pursuant to
                        Section 7.2.2(f) to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance the acquisition of such assets);

                  plus

                           (v) the amount of the net  increase  (or minus in the
                        case of a net decrease) of Current Assets over Current Liabilities of the Parent and its Subsidiaries (including Mistic and Snapple) for such applicable period;

                  plus
                           (vi)  the  cash  portion  of any  fees  and  expenses
                        incurred  in  connection   with  any  required   Hedging
                        Obligation.

                  "Existing Lenders" is defined in the sixth recital.

                  "Existing Loans" is defined in the sixth recital.

                  "Existing Revolving Loan Commitments" is defined in
                   the sixth recital.

                  "Existing Revolving Loans" is defined in the sixth
                   recital.

                  "Existing Term Loans" is defined in the sixth
                   recital.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

                        (a) the  weighted  average  of the  rates  on  overnight
                  federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                        (b) if such rate is not so  published  for any day which
                  is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Fee Letters" means, collectively, (i) the confidential fee letter, dated April 18, 1997, among the Arranger, the Co-Arranger, the Syndication Agent, Triarc and Mistic, and (ii) the confidential fee letter, dated the Amendment Effective Date, among the Administrative Agent and the Borrowers, which letters set forth certain fees to be paid in connection with this Agreement.

                  "Financial Statement Indemnity Amount" is defined in
Section 3.1.1(g).

                  "Fiscal Quarter" means any fiscal quarter of any Fiscal Year of the Borrowers.

                  "Fiscal Month" means any fiscal month of any Fiscal Year of the Borrowers.

                  "Fiscal Year" means any fiscal year of the Borrowers; provided that, as of the date of the initial Credit Extension, each Borrower's Fiscal Year shall end on the Sunday occurring closest to December 31 of each year, including December 31.

                  "Fixed Charge Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters (provided that for the first three Fiscal Quarters after the Closing Date the components of the Fixed Charge Coverage Ratio shall be determined on an Annualized basis) of

                        (a) EBITDA for all such Fiscal Quarters, plus the aggregate amount of all management fees permitted and paid during such Fiscal Quarters pursuant to clause (a) of Section 7.2.11, to the extent deducted in computing EBITDA;

to

                        (b) the sum (without duplication) of

                           (i) Capital Expenditures actually made during all such Fiscal Quarters pursuant to
                        Section 7.2.7;

                  plus

                    (ii) the cash portion of Interest Expense
                 (net of cash interest or investment income) for
                            all such Fiscal Quarters;

                  plus

                           (iii) all  scheduled  payments of  principal,  to the
                        extent actually made, of the Term Loans and other term Debt (including the principal portion of any Capitalized Lease Liabilities) during all such Fiscal Quarters;

                  plus

                           (iv) all  federal,  state and  foreign  income  taxes
                        actually paid in cash (including payments made pursuant to the Tax Sharing Agreement) during all such Fiscal Quarters;

                  plus

                           (v) all payments of  management  fees  permitted  and
                        paid during all such Fiscal Quarters  pursuant to clause
                        (a) of Section 7.2.11.

                  "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "GAAP" is defined in Section 1.4.

                  "Guarantor" means, on the Closing Date, each Borrower and each U.S. Subsidiary of any Borrower and, thereafter, each Subsidiary of any Borrower that is required, pursuant to clause (a) of Section 7.1.7, to execute and deliver a supplement to the Guaranty.

                  "Guaranty" means the Guaranty executed and delivered by each Guarantor pursuant to Section 5.1.8 or clause (a) of Section 7.1.7, substantially in the form of Exhibit I hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Hazardous Material" means

                  (a) any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the
               Resource Conservation and Recovery Act, as amended;

                        (c)  any petroleum product; or

                        (d) any pollutant or contaminant or hazardous, dangerous
                  or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

                  "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

                  "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

                  "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

                  (a) which is of a "going concern" or similar
                                     nature;

                    (b) which relates to the limited scope of
                examination of matters relevant to such financial
                                  statement; or

                        (c) which relates to the treatment or  classification of
                  any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under Section 7.2.4.

                  "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

                  "Indebtedness" of any Person means, without duplication

                        (a) all  obligations  of such Person for borrowed  money
                  and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                        (b) all obligations,  contingent or otherwise,  relative
                  to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                        (c) all  obligations  of such  Person  as  lessee  under
                  leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

                        (d) all other  items  which,  in  accordance  with GAAP,
                  would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined, except for deferred income and franchise taxes;

                  (e) net liabilities of such Person under all
                              Hedging Obligations;

                        (f)  whether  or  not  so  included  as  liabilities  in
                  accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (but not including liabilities incurred in connection with any employment severance arrangements), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

                  (g) all Contingent Liabilities of such Person
                       in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer to the extent such Person is liable for such Indebtedness.

                  "Indemnified Liabilities" is defined in Section 10.4.

                  "Indemnified Parties" is defined in Section 10.4.

                  "Initial Public Offering" means a primary underwritten public offering of the voting Capital Stock of the Parent, Mistic or Snapple (as applicable), other than any public offering or sale pursuant to a registration statement on Form S-8 or a comparable form.

                  "Interest Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters (provided that for the first three Fiscal Quarters after the Closing Date the components of the Interest Coverage Ratio shall be determined on an Annualized basis) of:

                    (a) EBITDA for all such Fiscal Quarters;

to

                        (b) the cash portion of Interest Expense for all such Fiscal Quarters.

                  "Interest Expense" means, for any applicable period, the aggregate consolidated interest expense of the Parent and its Subsidiaries (including Mistic and Snapple) for such applicable period, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense, but excluding (to the extent included in interest expense) (i) the amortization of fees and expenses incurred in connection with the Transaction and (ii) any fees and expenses incurred in connection with any required Hedging Obligation.

                  "Interest Period" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section
2.3 or 2.4 and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as the applicable Borrower may select in its relevant notice pursuant to
Section 2.3 or 2.4; provided, however, that

                  (a) no more than 10 Interest Periods shall be
                           in effect at any one time;

                   (b) Interest Periods commencing on the same
              date for Loans comprising part of the same Borrowing
                         shall be of the same duration;

                        (c) if such Interest Period would otherwise end on a day
                  which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                        (d) no  Interest  Period for any Loan may extend  beyond
                  the Stated Maturity Date for such Loan.

                  "Inventory" means any "inventory" (as that term is defined in Section 9-109(4) of the UCC) of the Borrowers or any of their wholly-owned U.S. Subsidiaries.

                  "Investment" means, relative to any Person,

                        (a) any loan or advance made by such Person to any other
                  Person (excluding (i) commission, travel and similar advances to officers and employees made in the ordinary course of business or (ii) ordinary trade debt (in the nature of open accounts payable) extended in the ordinary course of business on customary terms);

                  (b) any Contingent Liability of such Person;
                  and

                  (c) any ownership or similar interest held by
                        such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon, whether by means of dividend, distribution or otherwise (and without adjustment by reason of the financial condition of such other Person), and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

                  "Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the applicable Borrower, substantially in the form of Exhibit D hereto.

                  "Issuer" means, collectively, The Bank of New York, in its individual capacity hereunder as the issuer of the Letters of Credit, and such other Lender or Lenders as may be designated from time to time by the Syndication Agent (and agreed to by the Parent and each such Lender), in its individual capacity hereunder as the issuer of any Letter of Credit.

                  "Lender  Assignment   Agreement"  means  a  Lender  Assignment
Agreement substantially in the form of Exhibit N hereto.

                  "Lenders" is defined in the preamble.

                  "Letter of Credit" is defined in Section 2.1.3.

                  "Letter of Credit Commitment" means, with respect to each Issuer, such Issuer's obligation to issue Letters of Credit pursuant to Section
2.1.3 and, with respect to each of the other Lenders that has a Revolving Loan Commitment, the obligation of such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.

                  "Letter of Credit Commitment Amount" means, on any date, a maximum amount of $25,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

                  "Letter of Credit Outstandings" means, on any date, an amount equal to the sum of

                        (a) the  aggregate  Stated  Amount  at such  time of all
                  Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise), plus

                        (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

                  "Leverage Ratio" means, at the end of any Fiscal
                   Quarter, the ratio of

                  (a) subject to the proviso below, total Debt;

          to

                        (b) EBITDA for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date; provided that for the first three Fiscal Quarters after the Closing Date EBITDA shall be determined on an Annualized basis;

provided, however, that during each of the first two Fiscal Quarters of each Fiscal Year the amount determined in clause (a) above shall be reduced by the Seasonal Working Capital Amount.


                  "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest per annum determined by the Administrative Agent to be the arithmetic mean (rounded upward to the next 1/32 of 1%) of the rates of interest per annum at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, a LIBO Rate Loan by the Administrative Agent and having a maturity comparable to such Interest Period would be offered to the Administrative Agent in the London interbank market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

                  "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

                  "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, the rate of interest per annum (rounded upwards to the next 1/32 of 1%) determined by the Administrative Agent as follows:

                  LIBO Rate                 =             LIBO Rate
                                                   ------------------------
                  (Reserve Adjusted)               1.00 - LIBOR Reserve
                                                   Percentage

                  The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be adjusted automatically as to all LIBO Rate Loans then outstanding as of the effective date of any change in the LIBOR Reserve Percentage.

                  "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such as set forth opposite its name on Schedule II hereto under the applicable column heading or as set forth in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) as designated from time to time by notice from such Lender to the Parent and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

                  "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the F.R.S. Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the F.R.S. Board).

                  "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

                  "Loan" means, as the context may require, a Revolving Loan, a Swing Line Loan, a Term A Loan, a Term B Loan or a Term C Loan, of any type.

                  "Loan Document" means this Agreement, the Notes, the Letters of Credit, each Borrowing Base Certificate, the Fee Letters, each Pledge Agreement, the Guaranty, each Mortgage (if any), each Security Agreement, each Copyright Security Agreement, each Patent Security Agreement, each Trademark Security Agreement, each Rate Protection Agreement and each other material agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein.

                  "Material Adverse Effect" means (a) a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Parent and its Subsidiaries (including Mistic and Snapple), taken as a whole, (b) a material impairment of the ability of any Borrower or any other Material Obligor to perform its respective material obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to each Issuer, the Agents or the Lenders under this Agreement or any other Loan Document.

                  "Material Obligor" means, at any time of determination, (x) any Borrower, or (y) any Subsidiary of any Borrower owning 5% or more of the total assets of the Parent and its Subsidiaries on a consolidated basis or contributing 5% or more of the EBITDA of the Parent and its Subsidiaries on a consolidated basis.

                  "Mistic" is defined in the preamble.

                  "Mistic Business" is defined in the second recital.

                  "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

                  "Morgan Stanley" is defined in the preamble.

                  "Mortgage" means, collectively, each mortgage or deed of trust or leasehold mortgage that may be executed and delivered pursuant to Section 7.1.7, in form and substance reasonably satisfactory to the Agents, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Net Asset Value" means, at any time of any determination, (i) with respect to Eligible Accounts, 80% of an amount equal to (x) the book value of all Eligible Accounts as reflected on the books of the Borrowers and their applicable U.S. Subsidiaries, determined on a consolidated basis and valued in accordance with GAAP, net of (y) all credits, discounts and allowances in respect of such Eligible Accounts and (ii) with respect to Eligible Inventory, an amount equal to 50% of the lesser of the market value and the cost of goods of all Eligible Inventory as reflected on the books of the Borrowers and their applicable U.S. Subsidiaries, determined on a consolidated basis and valued in accordance with GAAP.

                  "Net Casualty Proceeds" means, with respect to any Casualty Event, the excess of:

                        (a) the gross amount of all insurance proceeds or condemnation awards received by the Person suffering such Casualty Event as a result of such Casualty Event,

          over

                        (b) the sum (without  duplication) of (i) the reasonable
                  and customary legal and other professional fees and expenses actually incurred in connection with the receipt of such proceeds or awards and (ii) all taxes (including any payments made pursuant to the Tax Sharing Agreement) and other governmental costs and expenses actually paid or estimated by the Parent or any of its Subsidiaries (in good faith) to be payable in cash in connection with the receipt of such proceeds or awards.

                  "Net Debt Proceeds" means, with respect to the incurrence, sale or issuance by the Parent or any of its Subsidiaries (including Mistic and Snapple) of any Debt (other than Debt permitted by Section 7.2.2), the excess of:

                  (a) the gross cash proceeds received by such
                 Person from such incurrence, sale or issuance,

          over

                        (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance, including any reasonable up-front fees and expenses incurred in connection with any required Hedging Obligation; provided such Hedging Obligation relates solely to the new Debt incurred pursuant to such incurrence, sale or issuance.

                  "Net Disposition Proceeds" means, with respect to any sale, transfer or other disposition of any assets of the Parent or any of its Subsidiaries (including Mistic and Snapple) (other than as permitted pursuant to clause (a) or (c) of Section 7.2.9, the excess of:

                        (a) the gross cash proceeds received by such Person from
                  any such sale, transfer or other disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to such Person in respect thereof, over

                        (b) the sum (without  duplication) of (i) all reasonable
                  and customary fees and expenses with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale, transfer or other disposition, (ii) all taxes (including any payments made pursuant to the Tax Sharing Agreement) and other governmental costs and expenses actually paid or estimated by the Parent or any of its Subsidiaries (in good faith) to be payable in cash in connection with such sale, transfer or other disposition (including any costs and expenses actually paid or incurred relating to compliance with Environmental Laws), and (iii)
                  payments made by the Parent or any of its Subsidiaries (including Mistic and Snapple) to retire Indebtedness (other than the Loans) of such Person where payment of such
                  Indebtedness is required in connection with such sale, transfer or other disposition;

provided, however, that if, after the payment of all taxes (including payments payable pursuant to the Tax Sharing Agreement) with respect to such sale, transfer or other disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount actually paid in cash in respect of such sale, transfer or other disposition, the aggregate amount of such excess shall be immediately payable, pursuant to clause (c) of Section 3.1.1, as Net Disposition Proceeds.

                  "Net Equity Proceeds" means, with respect to the sale or issuance by the Parent or any of its Subsidiaries (including Mistic and Snapple) to any Person of any of its Capital Stock or any warrants or options with respect to its Capital Stock or the exercise of any such warrants or options after the Closing Date (other than pursuant to any subscription agreement, incentive plan or similar arrangement with any officer, employee or director of the Parent or any of its Subsidiaries, including without limitation the Parent Stock Option Plan) the excess of:

                        (a) the gross cash proceeds received from such sale, exercise or issuance,

                  over

                        (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or issuance.

                  "Net Income" means, for any period, without duplication, the sum of (i) the aggregate of all amounts which, in accordance with GAAP, would be included as net income of the Parent and its Subsidiaries (including Mistic and Snapple) for such period on a consolidated basis, excluding extraordinary gains, and (ii) the amount of the after tax effect on such net income resulting from
(x) purchase accounting adjustments charged to earnings, if any, in an aggregate amount not to exceed $11,000,000, in respect of Accounts, Inventory or property, plant or equipment, (y) expenses that would have been offset against liabilities designated as "copacker reserve", "take or pay penalties" and "dispute resolution reserve" on the Pro Forma Balance Sheet, except for the fact that such liabilities were reduced by an audit of the opening consolidated balance sheet of the Parent and its Subsidiaries, or (z) transaction-related expenses and transition services costs, if any, in an aggregate amount not to exceed $4,000,000 (the items set forth in this clause (ii) are collectively referred to as the "Accounting Adjustment").

                  "Net Worth" means the consolidated net worth of the Parent and its Subsidiaries (including Mistic and Snapple), determined in accordance with GAAP, plus the Accounting Adjustment.

                  "Non-U.S. Subsidiary" means any Subsidiary other than a U.S. Subsidiary.

                  "Note" means, as the context may require, a Revolving Note, a Swing Line Note, a Term A Note, a Term B Note or a Term C Note.

                  "Obligations" means all obligations (monetary or otherwise) of the Borrowers and each other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document.

                  "Obligor" means any Borrower, any Guarantor or any other Person (other than any Agent, any Issuer, any Arranger or any Lender) obligated under, or otherwise a party to, any Loan Document.

                  "Organic Document" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of Capital Stock.

                  "Original Credit Agreement" is defined in the sixth recital.

                  "Parent" is defined in the preamble.

                  "Parent Pledge Agreement" means the Pledge Agreement executed and delivered by the Parent pursuant to clause (b) of Section 5.1.9, substantially in the form of Exhibit J-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Parent Stock Option Plan" means any stock option plan of the Parent providing for the granting of options to acquire shares of the Capital Stock of the Parent; provided, however, that no Parent Stock Option Plan shall contain any provisions that would result in or could reasonably be expected to result in a Default under the provisions of this Agreement or any other Loan Document, including, without limitation, clause (f) of Section 7.2.6 hereof.

                  "Participant" is defined in Section 10.11.2.

                  "Patent Security Agreement" means any Patent Security Agreement executed and delivered by an Obligor in substantially the form of Exhibit A to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multi-employer plan as defined in section 4001(a)(3) of ERISA), and to which the Parent or any of its Subsidiaries or any corporation, trade or business that is, along with the Parent or any of its Subsidiaries, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

                  "Percentage" means, relative to any Lender, the applicable percentage relating to Term A Loans, Term B Loans, Term C Loans or Revolving Loans, as the case may be, set forth opposite its name on Schedule II hereto under the applicable column heading or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11. A Lender shall not have any Commitment to make Revolving Loans if its percentage under the respective column heading is zero. Each Lender's Percentage of Swing Line Loans and Letters of Credit shall be equal to such Lender's Percentage of Revolving Loans.

                  "Permitted Senior Subordinated Debt" means an offering of Subordinated Debt by any Borrower completed on or prior to November 15, 1997 resulting in the receipt by such Borrower of minimum gross cash proceeds of $100,000,000, on terms and conditions (including without limitation with respect to covenants, maturity, subordination provisions and events of default) in all respects reasonably satisfactory to the Agents and the Required Lenders.

                  "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "Plan" means any Pension Plan or Welfare Plan.

                  "Pledge Agreement" means, as the context may require, the Triarc Pledge Agreement, the Snapple Pledge Agreement, the Parent Pledge Agreement and/or the Subsidiary Pledge Agreement.

                  "Preferred   Stock"  means  the  10%  Cumulative   Convertible
Preferred Stock, par value $1.00 per share, issued on the Closing Date by the Parent to Triarc in connection with the Equity Contribution.

                  "Pro Forma Balance Sheet" is defined in clause (b) of
Section 5.1.11.

                  "Quarterly Payment Date" means September 1, 1997 and the first day of each December, March, June and September occurring thereafter, or, if such day is not a Business Day, the next succeeding Business Day.

                  "Rate Protection Agreement" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Parent or any of its Subsidiaries (including Mistic and Snapple) in respect of the Loans pursuant to the terms of this Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

                  "Rebuilding and Replacement Work" is defined in
Section 3.1.1(f).

                  "Refinancing" is defined in the fourth recital.

                  "Refinancing Documents" means each agreement, document or instrument delivered in connection with the Refinancing.

                  "Refunded Swing Line Loans" is defined in Section
2.3.2(b).

                  "Reimbursement Obligation" is defined in
Section 2.6.3.

                  "Release" means a "release", as such term is defined in CERCLA.

                  "Required Lenders" means, at any time, Lenders holding at least 51% of the Total Exposure Amount.

                  "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

                  "Revolving Loan" is defined in Section 2.1.2.

                  "Revolving Loan Commitment" means, relative to any Lender, such Lender's obligation to make Revolving Loans pursuant to Section 2.1.2 and to issue (in the case of an Issuer) or participate in (in the case of all Lenders) Letters of Credit pursuant to Section 2.1.3.

                  "Revolving  Loan  Commitment   Amount"  means,  on  any  date,
$80,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

                  "Revolving Loan Commitment Termination Date" means the earliest of

                        (a) June 1, 2003;

                    (b) the date on which the Revolving Loan
              Commitment Amount is terminated in full or reduced to
                        zero pursuant to Section 2.2; and

                        (c)  the date on which any Commitment
                  Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Revolving Loan Commitments shall terminate automatically and without any further action.

                  "Revolving Note" means a joint and several promissory note of the Borrowers payable to the order of any Lender, in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. or any successor thereto.

                  "Seasonal Working Capital Amount" means, as of any time of determination, the lesser of (x) $40,000,000 and (y) the aggregate amount outstanding under the Revolving Loan Commitments, whether in respect of Loans, Letters of Credit, Reimbursement Obligations or otherwise.

                  "Secured Parties" means, collectively, the Lenders, the Agents and all Affiliates of the Lenders which may be party to any Loan Document (including any Rate Protection Agreement).

                  "Security Agreement" means, as the context may require, the Borrower Security Agreement, and/or the Subsidiary Security Agreement.

                  "Select" means Select Beverages, Inc.

                  "Seller" is defined in the third recital.

                  "Snapple" is defined in the preamble.

                  "Snapple Business" is defined in the first recital.

                  "Snapple Financial Statements" means the Statement of Assets and Liabilities of Snapple and its Subsidiaries as of December 31, 1996, and Financial Summary - Direct Contribution of Snapple and its Subsidiaries, for the Fiscal Years ended December
31, 1995 and December 31, 1996.

                  "Snapple Pledge Agreement" means the Pledge Agreement executed and delivered by an Authorized Officer of Snapple pursuant to clause (c) of
Section 5.1.9, substantially in the form of Exhibit J-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Solvency Certificate" means a certificate duly executed by the president, the chief executive or the chief financial Authorized Officer of each of the Borrowers substantially in the form of Exhibit L hereto, delivered pursuant to clause (b) of Section 5.1.12.

                  "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and such person is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Stated Amount" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

                  "Stated Expiry Date" is defined in Section 2.6.

                  "Stated Maturity Date" means

                  (a) in the case of any Revolving Loan, Swing
                     Line Loan or Term A Loan, June 1, 2003;

                   (b) in the case of any Term B Loan, June 1,
                  2004; and

                   (c) in the case of any Term C Loan, June 1,
                                      2005.

                  "Stock Purchase Agreement" is defined in the third recital.

                  "Subordinated Debt" means all unsecured Indebtedness for money borrowed which is subordinated, upon terms satisfactory to the Agents and the Required Lenders, in right of payment to the payment in full in cash of all Obligations, including without limitation the Permitted Senior Subordinated Debt.

                  "Subsidiary"   means,   with   respect  to  any  Person,   any
corporation of which more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

                  "Subsidiary Pledge Agreement" means the Pledge Agreement executed and delivered by each Guarantor pursuant to clause (d) of Section 5.1.9 or clause (b) of Section 7.1.7, substantially in the form of Exhibit J-4 hereto, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Subsidiary Security Agreement" means the Security Agreement executed and delivered by each Guarantor pursuant to Section 5.1.10 or clause
(a) of Section 7.1.7, substantially in the form of Exhibit K-2 hereto, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Swing Line Lender" means The Bank of New York (or another Lender designated by the Syndication Agent with the consent of the Parent, if such Lender agrees to be the Swing Line Lender hereunder), in such Person's capacity as the maker of Swing Line Loans.

                  "Swing Line Loan" is defined in clause (b) of
Section 2.1.2.

                  "Swing Line Loan Commitment" means, with respect to the Swing Line Lender, the Swing Line Lender's obligation pursuant to clause (b) of
Section 2.1.2 to make Swing Line Loans and, with respect to each Lender with a Commitment to make Revolving Loans (other than the Swing Line Lender), such Lender's obligation to participate in Swing Line Loans pursuant to Section 2.3.2.

                  "Swing Line Loan Commitment Amount" means
$10,000,000.

                  "Swing Line Note" means a joint and several promissory note of the Borrowers payable to the Swing Line Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "Syndication Agent" is defined in the preamble.

                  "Taxes" is defined in Section 4.6.

                  "Tax Sharing Agreement" means the Tax Sharing Agreement, dated as of May 22, 1997, among the Borrowers and Triarc, in form and substance reasonably satisfactory to the Agents, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Term A Loan" is defined in clause (a) of
Section 2.1.1.

                  "Term A Loan Commitment Amount" means $100,000,000.

                  "Term A Note" means a joint and several promissory note of the Borrowers payable to the order of any Lender, in the form of Exhibit B-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from outstanding Term A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "Term B Loan" is defined in clause (b) of
Section 2.1.1.

                  "Term B Loan Commitment Amount" means $100,000,000.

                  "Term B Note" means a joint and several promissory note of the Borrowers payable to the order of any Lender, in the form of Exhibit B-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from outstanding Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "Term C Loan" is defined in clause (c) of
Section 2.1.1.

                  "Term C Loan Commitment Amount" means $100,000,000.

                  "Term C Note" means a joint and several promissory note of the Borrowers payable to the order of any Lender, in the form of Exhibit B-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from outstanding Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "Term Loans" means, collectively, the Term A Loans, the Term B Loans and the Term C Loans.

                  "Total Exposure Amount" means, on any date of determination, the then outstanding principal amount of all Term Loans and the then effective Revolving Loan Commitment Amount.

                  "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by an Obligor in substantially the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "Tranche" means, as the context may require, the Term A Loans, the Term B Loans, the Term C Loans or the Revolving Loan Commitments.

                  "Transaction" is defined in the fifth recital.

                  "Transaction Documents" means each of the Stock Purchase Agreement, the Refinancing Documents, the Tax Sharing Agreement and all other material agreements, documents, instruments, certificates, filings, consents, approvals, board of directors resolutions and opinions furnished to or in connection with the Acquisition, the Equity Issuance, the Refinancing and the Contribution and the transactions contemplated thereby and hereby, each as amended, supplemented, amended and restated or otherwise modified from time to time as permitted in accordance with the terms hereof or any other Loan Document.

                  "Triarc" is defined in the third recital.

                  "Triarc Pledge Agreement" means the Pledge Agreement executed and delivered by Triarc pursuant to clause (a) of

Section 5.1.9, substantially in the form of Exhibit J-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                  "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

                  "U.S. Subsidiary" means any Subsidiary of any Borrower organized under the laws of the United States or any state, possession or commonwealth thereof.

                  "Waiver" means any agreement in favor of the Administrative Agent for the benefit of the Lenders and each Issuer in form and substance reasonably satisfactory to the Administrative Agent.

                  "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA (other than a multi-employer plan as defined in Section 4001 (a)(3) of ERISA).

                  "wholly-owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the Capital Stock (including all rights and options to purchase such Capital Stock) of which, other than directors' qualifying shares, are owned, beneficially and of record, by such Person and/or one or more wholly-owned Subsidiaries of such Person.

                  SECTION           b.        Use of Defined Terms.  Unless
                                              --------------------
                                            otherwise defined or the context
                                            otherwise requires, terms for which
                                            meanings are provided in this
                                            Agreement shall have such meanings
                                            when used in the Disclosure
                                            Schedule and in each Note,
                                            Borrowing Request, Issuance
                                            Request, Continuation/Conversion
                                            Notice, Loan Document, notice and
                                            other communication delivered from
                                            time to time in connection with
                                            this Agreement or any other Loan
                                            Document.

                  SECTION           c.        Cross-References.  Unless
                                              ----------------
                                            otherwise specified, references in
                                            this Agreement and in each other
                                            Loan Document to any Article or
                                            Section are references to such
                                            Article or Section of this
                                            Agreement or such other Loan
                                            Document, as the case may be, and,
                                            unless otherwise specified,
                                            references in any Article, Section
                                            or definition to any clause are
                                            references to such clause of such
                                            Article, Section or definition.

                  SECTION           d.        Accounting and Financial
                                              ------------------------
                                            Determinations.  Unless otherwise
                                            --------------
                                            specified, all accounting terms
                                            used herein or in any other Loan
                                            Document shall be interpreted, all
                                            accounting determinations and
                                            computations hereunder or
                                            thereunder (including under
                                            Section 7.2.4) shall be made, and
                                            -------------
                                            all financial statements required
                                            to be delivered hereunder or
                                            thereunder shall be prepared in
                                            accordance with, those generally
                                            accepted accounting principles
                                            ("GAAP") applied in the preparation
                                              ----
                                            of the financial statements
                                            referred to in Section 6.5.
                                                           -----------

                                   ARTICLE 2.

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

                  SECTION           a.        Loans and Commitments.  On the
                                              ---------------------
                                            terms and subject to the conditions
                                            of the Original Credit Agreement,
                                            the Existing Lenders made the Loans
                                            described in Section 2.1.1, and on
                                                         -------------
                                            the   terms  and   subject   to  the
                                            conditions    of   this    Agreement
                                            (including  Articles II and V), each
                                            Lender severally agrees as otherwise
                                            provided in this Section 2.1:

                  SECTION                   i.       Term Loans.  On the Closing
                                                   Date, each Existing Lender

                        (a) made  Loans  ("Term  A  Loans")  to each  applicable
                  Borrower, on a joint and several basis for all the Borrowers, equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term A Loans requested by such Borrower to be made on the Closing Date;

                        (b) made  Loans  ("Term  B  Loans")  to each  applicable
                  Borrower, on a joint and several basis for all the Borrowers, equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term B Loans requested by such Borrower to be made on the Closing Date; and

                        (c) made  Loans  ("Term  C  Loans")  to each  applicable
                  Borrower, on a joint and several basis for all the Borrowers, equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Term C Loans requested by such Borrower to be made on the Closing Date.

In connection with the foregoing, Mistic borrowed $25,000,000 in aggregate principal amount of Term A Loans, $25,000,000 in aggregate principal amount of Term B Loans, and $25,000,000 in aggregate principal amount of Term C Loans, and
(y) Snapple borrowed $75,000,000 in aggregate principal amount of Term A Loans, $75,000,000 in aggregate principal amount of Term B Loans, and $75,000,000 in aggregate principal amount of Term C Loans. No amounts paid or prepaid with respect to Term A Loans, Term B Loans or Term C Loans may be reborrowed.

                  SECTION                   ii.    Revolving Loan Commitment
                                                   and Swing Line Loan
                                                   Commitment.

                           (1) From time to time on any Business Day occurring prior to the Revolving Loan Commitment Termination Date, each Lender will make Loans (relative to such Lender, its "Revolving Loans") to each applicable Borrower, on a joint and several basis for all the Borrowers, equal to such Lender's Percentage of the aggregate amount of the Borrowing of Revolving Loans requested by such Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrowers may from time to time borrow, prepay and reborrow Revolving Loans.

                           (2) From time to time on any Business Day occurring prior to the Revolving Loan Commitment Termination Date, the Swing Line Lender will make Loans (relative to the Swing Line Lender, its "Swing Line Loans") to each applicable Borrower, on a joint and several basis for all the Borrowers, equal to the principal amount of the Swing Line Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow such Swing Line Loans.

                 SECTION            iii.           Letter of Credit Commitment.
                                                   ---------------------------
                                                   From time to time on any
                                                   Business Day occurring prior
                                                   to the Revolving Loan
                                                   Commitment Termination Date,
                                                   each Issuer will

                           (1)        issue one or more standby or
                                    documentary letters of credit (each
                                    referred to as a "Letter of Credit") for the account of each applicable Borrower, on a joint and several basis for all Borrowers, in the Stated Amount requested by such Borrower on such day; or

                           (2) extend the Stated Expiry Date of an existing Letter of Credit previously issued hereunder to a date that is not later than the earlier of (x) five Business Days prior to the Revolving Loan Commitment Termination Date and (y) one year from the date of such extension.

                  SECTION                iv.      Lenders Not Permitted or
                                                  ------------------------
                                                  Required To Make Loans.  No
                                                  ----------------------
                                                  Lender shall be permitted or
                                                  required to, and the Borrowers
                                                  shall not request that any
                                                  Lender, make

                        (a) any Revolving Loan if, after giving effect  thereto,
                  the aggregate outstanding principal amount of all the Revolving Loans (i) of all the Lenders with Revolving Loan Commitments and the outstanding principal amount of all Swing Line Loans, together with the Letter of Credit Outstandings, would exceed the lesser of (x) the then existing Revolving
                  Loan Commitment Amount and (y) the then existing Borrowing Base Amount, or (ii) of such Lender with a Revolving Loan Commitment, together with such Lender's Percentage of the Letter of Credit Outstandings and its Percentage of the outstanding principal amount of all Swing Line Loans, would exceed such Lender's Percentage of the lesser of (x) the then existing Revolving Loan Commitment Amount and (y) the then existing Borrowing Base Amount; or

                        (b) any Swing  Line  Loan (i) if,  after  giving  effect
                  thereto, (x) the aggregate outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount, or (y) the sum of the Letter of Credit Outstandings plus the aggregate principal amount of all Swing Line

                  Loans and Revolving Loans then outstanding would exceed the lesser of (A) the then existing Revolving Loan Commitment
                  Amount and (B) the then  existing  Borrowing  Base Amount,  or
                  (ii) unless otherwise agreed to by the Swing Line Lender, in its sole discretion, if the sum of all Swing Line Loans and Revolving Loans made by the Swing Line Lender plus the Swing Line Lender's Percentage of the Letter of Credit Outstandings would exceed the Swing Line Lender's Percentage of the lesser of (x) the then existing Revolving Loan Commitment Amount and
                  (y) the then existing Borrowing Base Amount.

                  SECTION                   v.       Issuer Not Permitted or
                                                     -----------------------
                                                   Required to Issue Letters of
                                                   ----------------------------
                                                   Credit.   No Issuer shall be
                                                   ------
                                                  permitted or required to issue
                                                  any Letter of Credit if, after
                                                  giving effect thereto, (i) the
                                                  aggregate amount of all Letter
                                                  of Credit Outstandings would
                                                  exceed the Letter of Credit
                                                  Commitment Amount or (ii) the
                                                  sum of the Letter of Credit
                                                   Outstandings plus the
                                                   aggregate principal amount of
                                                   all Swing Line Loans and
                                                   Revolving Loans then
                                                   outstanding would exceed the
                                                   lesser of (x) then existing
                                                   the Revolving Loan Commitment
                                                   Amount and (y) the then
                                                   existing Borrowing Base
                                                   Amount.

                  SECTION           b.        Reduction of Commitment Amounts.
                                            The  Commitment  Amounts are subject
                                            to  reduction   from  time  to  time
                                            pursuant to this Section 2.2.

                  SECTION                   i.       Optional.  The Borrowers
                                                   may, from time to time on any
                                                   Business   Day,   voluntarily
                                                   reduce   the  amount  of  the
                                                   Swing  Line  Loan  Commitment
                                                   Amount,
                                                   the Revolving Loan Commitment
                                                   Amount   or  the   Letter  of
                                                   Credit   Commitment   Amount;
                                                   provided,  however,  that all
                                                   such  reductions (i) shall be
                                                   permanent  and  (ii)  to  the
                                                   extent such  reduction in the
                                                   Commitment  Amount requires a
                                                   mandatory    prepayment    of
                                                   Revolving Loans or Swing Line
                                                   Loans  pursuant to clause (k)
                                                   of  Section  3.1.1 (x) in the
                                                   case of  prepayments  of Base
                                                   Rate Loans  (other than Swing
                                                   Line Loans) shall  require at
                                                   least  one   Business   Day's
                                                   prior     notice    to    the
                                                   Administrative Agent, and any
                                                   partial   reduction   of  any
                                                   Commitment Amount shall be in
                                                   a    minimum     amount    of
                                                   $1,000,000 and in an integral
                                                   multiple  of  $500,000 or (y)
                                                   in the case of prepayments of
                                                   LIBO   Rate   Loans,    shall
                                                   require   at   least    three
                                                   Business  Days' prior  notice
                                                   to the Administrative  Agent,
                                                   and any partial  reduction of
                                                   any  Commitment  Amount shall
                                                   be  in a  minimum  amount  of
                                                   $5,000,000 and in an integral
                                                   multiple of  $1,000,000.  Any
                                                   reduction  of  the  Revolving
                                                   Loan Commitment  Amount which
                                                   reduces  the  Revolving  Loan
                                                   Commitment  Amount  below (i)
                                                   the    Swing     Line    Loan
                                                   Commitment Amount or (ii) the
                                                   Letter of  Credit  Commitment
                                                   Amount  shall  result  in  an
                                                   automatic  and  corresponding
                                                   reduction  of the Swing  Line
                                                   Loan Commitment Amount and/or
                                                   Letter of  Credit  Commitment
                                                   Amount (as directed
                                                   by the  Parent in a notice to
                                                   the   Administrative    Agent
                                                   delivered  together  with the
                                                   notice   of  such   voluntary
                                                   reduction  in  the  Revolving
                                                   Loan Commitment Amount) to an
                                                   aggregate   amount   not   in
                                                   excess of the Revolving  Loan
                                                   Commitment   Amount,   as  so
                                                   reduced,  without any further
                                                   action  on  the  part  of the
                                                   Swing  Line   Lender  or  any
                                                   Issuer.

                  SECTION                   ii.   Mandatory.  The Revolving
                                                  ---------
                                                  Loan Commitment Amount, the
                                                  Swing Line Loan Commitment
                                                  Amount and the Letter of
                                                  Credit Commitment Amount shall
                                                  be reduced as set forth below.

                           (1) Following the prepayment or repayment in full of the Term Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date and in the amount the Term Loans, if then outstanding, would otherwise have been required to be prepaid with any Net Debt Proceeds, Net Disposition Proceeds, Net Casualty Proceeds, Net Equity Proceeds, the Financial Statement Indemnity Amount or Excess Cash Flow.

                           (2) Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below (i) the Swing Line Loan Commitment Amount or
                                    (ii) the Letter of Credit  Commitment Amount
                                    shall   result   in   an    automatic    and
                                    corresponding  reduction  of the Swing  Line
                                    Loan  Commitment  Amount  and/or  Letter  of
                                    Credit Commitment Amount (as directed by the
                                    Parent  in a  notice  to the  Administrative
                                    Agent) to
                                    an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or any Issuer.

                  SECTION           c.        Borrowing Procedures and Funding
                                            Maintenance.  Loans shall be made
                                            by the Lenders in accordance with
                                            this Section.

                  SECTION                   i.    Term Loans and Revolving
                                                  ------------------------
                                                  Loans.  By delivering a
                                                  -----
                                                  Borrowing Request to the
                                                  Administrative Agent on or
                                                  before 11:00 a.m., New York
                                                  time, on a Business Day, any
                                                  Borrower may from time to time
                                                  irrevocably request, on not
                                                  less than one (in the case of
                                                  Base Rate Loans) or three (in
                                                  the case of LIBO Rate Loans)
                                                  nor more than (in each case)
                                                  five Business Days' notice,
                                                  that a Borrowing be made, in
                                                  the case of LIBO Rate Loans,
                                                  in a minimum amount of
                                                  $5,000,000 and an integral
                                                  multiple of $1,000,000, and in
                                                  the case of Base Rate Loans,
                                                  in a minimum amount of
                                                  $1,000,000 and an integral
                                                  multiple of $500,000, or, in
                                                  either case, in the unused
                                                  amount of the applicable
                                                  Commitment.  On the terms and
                                                  subject to the conditions of
                                                  this Agreement, each Borrowing
                                                  shall be comprised of the type
                                                  of Loans, and shall be made on
                                                  the Business Day, specified in
                                                  such Borrowing Request.  On or
                                                  before 1:00 p.m., New York
                                                  time, on such Business Day
                                                  each Lender shall deposit with
                                                   the Administrative Agent same
                                                   day funds in an amount  equal
                                                   to such  Lender's  Percentage
                                                   of the  requested  Borrowing.
                                                   Such  deposit will be made to
                                                   an    account    which    the
                                                   Administrative   Agent  shall
                                                   specify  from time to time by
                                                   notice to the Lenders. To the
                                                   extent   funds  are  received
                                                   from   the    Lenders,    the
                                                   Administrative   Agent  shall
                                                   make such  funds  immediately
                                                   available   to  the  Borrower
                                                   requesting  the  Loan by wire
                                                   transfer or  otherwise to the
                                                   accounts such Borrower  shall
                                                   have    specified    in   its
                                                   Borrowing     Request.     No
                                                   Lender's  obligation  to make
                                                   any Loan shall be affected by
                                                   any other Lender's failure to
                                                   make any Loan.  The Borrowing
                                                   Request   for   the   initial
                                                   Credit  Extension   hereunder
                                                   may be delivered prior to the
                                                   Closing Date.

                  SECTION                   ii.      Swing Line Loans.

                           (1) By telephonic notice, promptly followed (within three Business Days) by the facsimile delivery of a confirming Borrowing Request, to the Swing Line Lender on or before 11:00 a.m., New York time, on a Business Day, any Borrower may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $500,000 and an integral multiple of $100,000. Each request by any Borrower for a Swing Line Loan shall constitute a representation and warranty by the Borrowers that on the date of such request and (if different) the date of the making of the Swing Line Loan, both immediately before and after giving effect to such Swing Line Loan and the application of the proceeds thereof, the statements made in Section 5.2.1 are true and correct. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by its close of business on the Business Day telephonic notice is received by it as provided in the preceding sentences in immediately available funds, to the Borrower requesting the Loan by wire transfer or otherwise to and accounts such Borrower shall have specified in its notice therefor.

                           (2) The Swing Line Lender, at any time in its sole and absolute discretion, may request each Lender that has a Revolving Loan Commitment, and each such Lender, including the Swing Line Lender hereby agrees, to make a Revolving Loan (which shall always be initially funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given. On or before 11:00 a.m. (New York time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Lender (other than the Swing Line Lender) shall deposit in an account specified by the Administrative Agent to the Lenders from time to time the amount so requested in same day funds, whereupon such funds shall be immediately delivered to the Swing Line Lender (and not a Borrower)
                                    and applied to repay the Refunded Swing Line
                                    Loans.  On the day such Revolving  Loans are
                                    made, the Swing Line Lender's  Percentage of
                                    the  Refunded  Swing  Line  Loans  shall  be
                                    deemed  to be paid.  Upon the  making of any
                                    Revolving Loan pursuant to this clause,  the
                                    amount so funded shall become due under such
                                    Lender's  Revolving Note and shall no longer
                                    be owed  under the  Swing  Line  Note.  Each
                                    Lender's  obligation  to make the  Revolving
                                    Loans  referred to in this  clause  shall be
                                    absolute and  unconditional and shall not be
                                    affected  by  any  circumstance,  including,
                                    without   limitation,   (i)   any   set-off,
                                    counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default;
                                    (iii) any  adverse  change in the  condition
                                    (financial or otherwise) of any Borrower or any other Obligor, including a reduction in the Borrowing Base Amount subsequent to the date of the making of any Swing Line Loan;
                                    (iv) the acceleration or maturity of any Loans or the termination of the Revolving Loan Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement by any Borrower or any other Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                           (3) In the event that (i) any of the Borrowers or any of their Subsidiaries is subject to any bankruptcy or insolvency proceedings as provided in Section 8.1.9 or (ii) the Swing Line Lender otherwise requests, each Lender with a Revolving Loan Commitment shall acquire without recourse or warranty an undivided participation interest equal to such Lender's Percentage of any Swing Line Loan otherwise required to be repaid by such Lender pursuant to the preceding clause by paying to the Swing Line Lender on the date on which such Lender would otherwise have been required to make a Revolving Loan in respect of such Swing Line Loan pursuant to the preceding clause, in same day funds, an amount equal to such Lender's Percentage of such Swing Line Loan, and no Revolving Loans shall be made by such Lender pursuant to the preceding clause. From and after the date on which any Lender purchases an undivided participation interest in a Swing Line Loan pursuant to this clause, the Swing Line Lender shall distribute to such Lender (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation interest is outstanding and funded) its ratable amount of all payments of principal and interest in respect of such Swing Line Loan in like funds as received; provided, however, that in the event such payment received by the Swing Line Lender is required to be returned to any Borrower, such Lender shall return to the Swing Line Lender the portion of any amounts which such Lender had received from the Swing Line Lender in like funds.

                           (4) Notwithstanding anything herein to the contrary, the Swing Line Lender shall not be obligated to make any Swing Line Loans if it has elected after the occurrence of a Default not to make Swing Line Loans and has notified the Parent in writing or by facsimile delivery of such election. The Swing Line Lender shall promptly give notice to the Lenders of such election not to make Swing Line Loans.

                  SECTION           d.        Continuation and Conversion
                                              ---------------------------
                                            Elections.  By delivering a
                                            ---------
                                            Continuation/Conversion Notice to
                                            the Administrative Agent on or
                                            before 12:00 noon, New York time,
                                            on a Business Day, any Borrower may
                                            from time to time irrevocably
                                            elect, on not less than one (in the
                                            case of a conversion of LIBO Rate
                                            Loans to Base Rate Loans) and three
                                            (in the case of a continuation of
                                            LIBO Rate Loans or a conversion of
                                            Base Rate Loans into LIBO Rate
                                            Loans) nor more than (in each case)
                                            five Business Days' notice that
                                            all, or any portion in an aggregate
                                            minimum amount of $5,000,000 and an
                                            integral multiple of $1,000,000, in
                                            the case of the continuation of, or
                                            conversion into, LIBO Rate Loans,
                                            or an aggregate minimum amount of
                                            $1,000,000 and an integral multiple
                                            of $500,000 in the case of the
                                            conversion into Base Rate Loans,
                                            (other than Swing Line Loans as
                                            provided in clause (a) of
                                                        ----------
                                            Section 2.3.2) be, in the case of
                                            -------------
                                            Base Rate Loans, converted into
                                            LIBO Rate Loans or, in the case of
                                            LIBO Rate Loans, be converted into
                                            a Base Rate Loan or continued as a
                                            LIBO Rate Loan (in the absence of
                                            delivery of a Continuation/
                                            Conversion Notice with respect to
                                            any LIBO Rate Loan at least three
                                            Business Days before the last day
                                            of the then current Interest Period
                                            with respect thereto, such LIBO
                                            Rate Loan shall, on such last day,
                                            automatically convert to a Base
                                            Rate Loan); provided, however, that
                                                        --------  -------
                                            (x) each such conversion or
                                            continuation   shall  be  pro  rated
                                            among  the  applicable   outstanding
                                            Loans of the relevant  Lenders,  and
                                            (y) no  portion  of the  outstanding
                                            principal amount of any Loans may be
                                            continued as, or be converted  into,
                                            LIBO Rate Loans when any Default has
                                            occurred and is continuing.

                  SECTION           e.        Funding.  Each Lender may, if it
                                              -------
                                            so elects, fulfill its obligation
                                            to make, continue or convert LIBO
                                            Rate Loans hereunder by causing one
                                            of its foreign branches or
                                            Affiliates (or an international
                                            banking facility created by such
                                            Lender) to make or maintain such
                                            LIBO Rate Loan, so long as such
                                            action does not result in increased
                                            costs to the Borrowers; provided,
                                                                    --------
                                            however, that such LIBO Rate Loan
                                            -------
                                            shall nonetheless be deemed to have
                                            been made and to be held by such
                                            Lender, and the obligation of the
                                            Borrowers to repay such LIBO Rate
                                            Loan shall nevertheless be to such
                                            Lender for the account of such
                                            foreign branch, Affiliate or
                                            international banking facility.  In
                                            addition, the Borrowers hereby
                                            consent and agree that, for
                                            purposes of any determination to be
                                            made for purposes of Section 4.1,
                                                                 -----------
                                            4.2, 4.3 or 4.4, it shall be
                                            ---  ---    ---
                                            conclusively assumed that each
                                            Lender elected to fund all LIBO
                                            Rate Loans by purchasing Dollar
                                            deposits in its LIBOR Office's
                                            interbank eurodollar market.

                  SECTION           f.        Issuance Procedures.  By
                                            delivering to the Administrative
                                            Agent an Issuance Request on or
                                            before 12:00 noon, New York time,
                                            on a Business Day, any Borrower may,
                                            from   time  to   time   irrevocably
                                            request,  on not less than three nor
                                            more than ten Business  Days' notice
                                            (or such other notice  period as may
                                            be  acceptable  to the Issuer in its
                                            sole discretion),  in the case of an
                                            initial  issuance  of  a  Letter  of
                                            Credit,  and not less than three nor
                                            more than ten Business  Days' notice
                                            prior  to the then  existing  Stated
                                            Expiry  Date of a Letter  of  Credit
                                            (or such other notice  period as may
                                            be  acceptable  to the Issuer in its
                                            sole  discretion),  in the case of a
                                            request  for  the  extension  of the
                                            Stated  Expiry  Date of a Letter  of
                                            Credit,  that the Issuer  issue,  or
                                            extend the Stated Expiry Date of, or
                                            amend,   as  the  case  may  be,  an
                                            irrevocable  Letter  of  Credit  for
                                            such  Borrower's  account or for the
                                            account  of  any  wholly-owned  U.S.
                                            Subsidiary  of such Borrower that is
                                            a signatory  to the Guaranty and the
                                            Subsidiary  Security  Agreement  and
                                            whose  outstanding  Capital Stock is
                                            pledged to the Administrative  Agent
                                            for  the   benefit  of  the  Lenders
                                            pursuant to a Pledge  Agreement,  in
                                            each  case  on a joint  and  several
                                            basis  for  all  Borrowers,  in such
                                            form  as may be  requested  by  such
                                            Borrower and approved by the Issuer,
                                            solely for the purposes described in
                                            Section    7.1.7.    Notwithstanding
                                            anything to the  contrary  contained
                                            herein    or   in    any    separate
                                            application   for  any   Letter   of
                                            Credit,    the   Borrowers    hereby
                                            acknowledge  and agree  that each of
                                            them shall be obligated, jointly and
                                            severally,  to reimburse  the Issuer
                                            upon each Disbursement of any Letter
                                            of Credit, and they
                                            shall all be  deemed to be  obligors
                                            for  purposes of each such Letter of
                                            Credit issued hereunder (whether the
                                            account  party  on  such  Letter  of
                                            Credit   is   a   Borrower    or   a
                                            wholly-owned  U.S.  Subsidiary  of a
                                            Borrower).   Upon   receipt   of  an
                                            Issuance Request, the Administrative
                                            Agent  shall  promptly   notify  the
                                            Issuer and each  Lender  thereof and
                                            the  Issuer  shall,  subject  to the
                                            terms   and    conditions    hereof,
                                            including  Article V,  promptly (but
                                            in  no  event   later   than   three
                                            Business     Days     after     such
                                            notification)   issue  a  Letter  of
                                            Credit.  Each Letter of Credit shall
                                            by its  terms be stated to expire on
                                            a date (its "Stated Expiry Date") no
                                            later  than the  earlier to occur of
                                            (i) five  Business Days prior to the
                                            Revolving      Loan       Commitment
                                            Termination  Date  and (ii) one year
                                            from the date of its  issuance.  The
                                            Issuer  will make  available  to the
                                            beneficiary  thereof the original of
                                            each  Letter  of  Credit   which  it
                                            issues hereunder.

                 SECTION                   i.     Other Lenders'
                                                  --------------
                                                  Participation.  Upon the
                                                  -------------
                                                  issuance of each Letter of
                                                  Credit issued by the Issuer
                                                  pursuant hereto, and without
                                                  further action, each Lender
                                                  (other than the Issuer) that
                                                  has a Revolving Loan
                                                  Commitment shall be deemed to
                                                  have irrevocably purchased
                                                  from the Issuer, to the extent
                                                  of its Percentage to make
                                                  Revolving Loans, and the
                                                  Issuer shall be deemed to have
                                                  irrevocably granted and sold
                                                   to     such      Lender     a
                                                   participation   interest   in
                                                   such    Letter    of   Credit
                                                   (including   the   Contingent
                                                   Liability       and       any
                                                   Reimbursement  Obligation and
                                                   all   rights   with   respect
                                                   thereto),   and  such  Lender
                                                   shall,  to the  extent of its
                                                   Revolving   Loan   Commitment
                                                   Percentage,   be  responsible
                                                   for reimbursing promptly (and
                                                   in  any  event   within   one
                                                   Business  Day) the Issuer for
                                                   Reimbursement     Obligations
                                                   which     have    not    been
                                                   reimbursed  by the  Borrowers
                                                   in  accordance  with  Section
                                                   2.6.3.   In  addition,   such
                                                   Lender  shall,  to the extent
                                                   of  its  Percentage  to  make
                                                   Revolving  Loans, be entitled
                                                   to receive a ratable  portion
                                                   of the Letter of Credit  fees
                                                   payable  pursuant  to Section
                                                   3.3.3  with  respect  to each
                                                   Letter  of   Credit   and  of
                                                   interest  payable pursuant to
                                                   Section  3.2 with  respect to
                                                   any Reimbursement Obligation.
                                                   To the extent that any Lender
                                                   has reimbursed the Issuer for
                                                   a Disbursement as required by
                                                   this  Section,   such  Lender
                                                   shall be  entitled to receive
                                                   its  ratable  portion  of any
                                                   amounts subsequently received
                                                   (from   the    Borrowers   or
                                                   otherwise) in respect of such
                                                   Disbursement.

               SECTION                   ii.      Disbursements; Conversion to
                                                  ----------------------------
                                                  Revolving Loans.  The Issuer
                                                  ---------------
                                                  will notify the Parent and the
                                                  Administrative Agent promptly
                                                  of the presentment for payment
                                                  of any Letter of Credit issued
                                                   by the Issuer,  together with
                                                   notice   of  the  date   (the
                                                   "Disbursement   Date")   such
                                                   payment  shall be made  (each
                                                   such        payment,        a
                                                   "Disbursement").  Subject  to
                                                   the terms and  provisions  of
                                                   such  Letter  of  Credit  and
                                                   this  Agreement,  the  Issuer
                                                   shall  make such  payment  to
                                                   the   beneficiary   (or   its
                                                   designee)  of such  Letter of
                                                   Credit.  Prior to 12:00 noon,
                                                   New York  time,  on the first
                                                   Business  Day  following  the
                                                   Disbursement     Date    (the
                                                   "Disbursement Due Date"), the
                                                   Borrowers shall be obligated,
                                                   on a joint and several basis,
                                                   to       reimburse        the
                                                   Administrative Agent, for the
                                                   account  of the  Issuer,  for
                                                   all amounts  which the Issuer
                                                   has   disbursed   under  such
                                                   Letter  of  Credit,  together
                                                   with interest  thereon at the
                                                   rate  per   annum   otherwise
                                                   applicable to Revolving Loans
                                                   (made  as  Base  Rate  Loans)
                                                   from   and    including   the
                                                   Disbursement   Date   to  but
                                                   excluding  the   Disbursement
                                                   Due  Date   and,   thereafter
                                                   (unless such  Disbursement is
                                                   converted  into a  Base  Rate
                                                   Loan on the  Disbursement Due
                                                   Date),  at a rate  per  annum
                                                   equal to the  rate per  annum
                                                   then in effect  with  respect
                                                   to  overdue  Revolving  Loans
                                                   (made  as  Base  Rate  Loans)
                                                   pursuant to Section 3.2.2 for
                                                   the period from and including
                                                   the  Disbursement Due Date to
                                                   but  excluding  the  date  of
                                                   such reimbursement; provided,
                                                   however,  that, if no Default
                                                   shall have then  occurred and
                                                   be  continuing,   unless  the
                                                   Borrowers  have  notified the
                                                   Administrative Agent no later
                                                   than one  Business  Day prior
                                                   to the  Disbursement Due Date
                                                   that  it will  reimburse  the
                                                   Issuer  for  the   applicable
                                                   Disbursement, then the amount
                                                   of the Disbursement  shall be
                                                   deemed to be a Revolving Loan
                                                   constituting a Base Rate Loan
                                                   and  following  the giving of
                                                   notice    thereof    by   the
                                                   Administrative  Agent  to the
                                                   Lenders,  each  Lender with a
                                                   commitment to make  Revolving
                                                   Loans (other than the Issuer)
                                                   will deliver to the Issuer on
                                                   the   Disbursement  Due  Date
                                                   immediately  available  funds
                                                   in an  amount  equal  to such
                                                   Lender's  Percentage  of such
                                                   Revolving      Loan.     Each
                                                   conversion  of   Disbursement
                                                   amounts into Revolving  Loans
                                                   shall       constitute      a
                                                   representation  and  warranty
                                                   by the Borrowers  that on the
                                                   date  of the  making  of such
                                                   Revolving  Loan  all  of  the
                                                   statements   set   forth   in
                                                   Section  5.2.1  are  true and
                                                   correct.

                  SECTION                   iii.  Reimbursement.  The
                                                  -------------
                                                  obligation  (a "Reimbursement
                                                  -------------
                                                  Obligation") of the Borrowers
                                                  ----------
                                                  under Section 2.6.2 to
                                                  -------------
                                                  reimburse the Issuer with
                                                  respect to each Disbursement
                                                  (including interest thereon)
                                                  not converted into a Base Rate
                                                  Loan pursuant to

                                                   Section 2.6.2,  and, upon the
                                                   failure of the  Borrowers  to
                                                   reimburse  the Issuer and the
                                                   giving of notice  thereof  by
                                                   the  Administrative  Agent to
                                                   the  Lenders,  each  Lender's
                                                   (to  the   extent  it  has  a
                                                   Revolving  Loan   Commitment)
                                                   obligation    under   Section
                                                   2.6.1 to reimburse the Issuer
                                                   or fund its Percentage of any
                                                   Disbursement converted into a
                                                   Base  Rate  Loan,   shall  be
                                                   absolute  and   unconditional
                                                   under     any     and     all
                                                   circumstances             and
                                                   irrespective  of any  setoff,
                                                   counterclaim  or  defense  to
                                                   payment  which the  Borrowers
                                                   or such  Lender,  as the case
                                                   may be,  may have or have had
                                                   against  the  Issuer  or  any
                                                   such  Lender,  including  any
                                                   defense    based   upon   the
                                                   failure  of any  Disbursement
                                                   to  conform  to the  terms of
                                                   the   applicable   Letter  of
                                                   Credit (if,  in the  Issuer's
                                                   good  faith   opinion,   such
                                                   Disbursement is determined to
                                                   be    appropriate)   or   any
                                                   non-application            or
                                                   misapplication     by     the
                                                   beneficiary  of the  proceeds
                                                   of  such  Letter  of  Credit;
                                                   provided, however, that after
                                                   paying     in    full     its
                                                   Reimbursement      Obligation
                                                   hereunder,   nothing   herein
                                                   shall  adversely  affect  the
                                                   right  of  the  Borrowers  or
                                                   such Lender,  as the case may
                                                   be,    to    commence     any
                                                   proceeding against the Issuer
                                                   for any wrongful Disbursement
                                                   made  by the  Issuer  under a
                                                   Letter  of Credit as a result
                                                   of acts or
                                                   omissions constituting gross
                                                   negligence or willful
                                                   misconduct on the part of the
                                                   Issuer.

                  SECTION                   iv.    Deemed Disbursements.  Upon
                                                   --------------------
                                                  the occurrence and during the
                                                  continuation of any Event of
                                                  Default of the type described
                                                  in Section 8.1.9 or, with
                                                  -------------
                                                  notice from the Administrative
                                                  Agent acting at the direction
                                                  of the Required Lenders, upon
                                                  the occurrence and during the
                                                  continuation of any other
                                                  Event of Default,

                           (1) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding shall, without demand upon or notice to the Borrowers or any other Person, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

                           (2) upon notification by the Administrative Agent to the Parent of the obligations of the Borrowers under this Section, the Borrowers shall be immediately obligated, jointly and severally, to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrowers pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time when the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative

Agent shall return to the Borrowers all amounts then on deposit with the Administrative Agent pursuant to this Section, together with accrued interest at the Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

                  SECTION                   v.    Nature of Reimbursement
                                                  -----------------------
                                                  Obligations.  The Borrowers
                                                  -----------
                                                  and, to the extent set forth
                                                  in Section 2.6.1, each Lender
                                                  -------------
                                                  with a Revolving Loan
                                                  Commitment, shall assume all
                                                  risks of the acts, omissions
                                                  or misuse of any Letter of
                                                  Credit by the beneficiary
                                                  thereof.  The Issuer (except
                                                  to the extent of its own gross
                                                  negligence or willful
                                                  misconduct) shall not be
                                                  responsible for:

                           (1) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                           (2) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                           (3)        failure of the beneficiary to comply
                                    fully with conditions required in order
                                    to demand payment under a Letter of
                                    Credit;

                           (4)        errors, omissions, interruptions or
                                    delays in transmission or delivery of
                                    any messages, by mail, cable, telegraph, telex or otherwise; or

                           (5) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender with a Revolving Loan Commitment hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding (jointly and severally) upon the Borrowers, each Obligor and each such Lender, and shall not put the Issuer under any resulting liability to the Borrowers, any Obligor or any such Lender, as the case may be.

                  SECTION           g.        Notes.  Each Lender's Loans shall
                                              -----
                                            be evidenced by a Note payable to
                                            the order of such Lender in a
                                            maximum principal amount equal to
                                            such Lender's Percentage of the
                                            applicable Commitment Amount.  All
                                            Swing Line Loans made by the Swing
                                            Line Lender shall be evidenced by a
                                            Swing Line Note payable to the
                                            order of the Swing Line Lender in a
                                            maximum principal amount equal to
                                            the Swing Line Loan Commitment
                                            Amount.  The Borrowers hereby
                                            irrevocably authorize each Lender
                                            to make (or cause to be made)
                                            appropriate notations on the grid
                                            attached to such Lender's Notes (or
                                            on any continuation of such grid),
                                            which notations, if made, shall
                                            evidence, inter alia, the Borrower
                                                      ----- ----
                                            that has requested the Loan, the
                                            date of, the outstanding principal
                                            amount of, and the interest rate
                                            and Interest Period applicable to
                                            the Loans  evidenced  thereby.  Such
                                            notations  shall be  conclusive  and
                                            binding  on  the  Borrowers   absent
                                            demonstrable    error;     provided,
                                            however,  that  the  failure  of any
                                            Lender  to make any  such  notations
                                            shall not limit or otherwise  affect
                                            any  Obligations of the Borrowers or
                                            any other Obligor.


                                   ARTICLE 3.

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

                  SECTION           a.        Repayments and Prepayments;
                                            Application.

                  SECTION                   i.    Repayments and Prepayments.
                                                  --------------------------
                                                  The Borrowers shall be jointly
                                                  and severally obligated to
                                                  repay in full the unpaid
                                                  principal amount of each Loan
                                                  upon the Stated Maturity Date
                                                  therefor.  Prior thereto, the
                                                  Borrowers jointly and
                                                  severally acknowledge,
                                                  covenant and agree that any
                                                  Borrower

                           (1)        may, from time to time on any Business
                                    Day, make a voluntary prepayment, in
                                    whole or in part, of the outstanding
                                    principal amount of any

                                    (a)       Loans (other than Swing Line
                                            Loans); provided, however, that

                                            (i)    (x)  subject to clause (b) of
                                                   Section   3.1.2,   any   such
                                                   prepayment  of Term A  Loans,
                                                   Term B Loans  or Term C Loans
                                                   shall be made pro rata  among
                                                   Term A  Loans,  Term B  Loans
                                                   and   Term   C   Loans,    as
                                                   applicable,
                                                   of  the  same  type  and,  if
                                                   applicable,  having  the same
                                                   Interest    Period   of   all
                                                   Lenders  that  have made such
                                                   Term A Loans, Term B Loans or
                                                   Term C  Loans,  and  (y)  any
                                                   such  prepayment of Revolving
                                                   Loans  shall be made pro rata
                                                   among the Revolving  Loans of
                                                   the   same   type   and,   if
                                                   applicable,  having  the same
                                                   Interest    Period   of   all
                                                   Lenders  that  have made such
                                                   Revolving Loans;

                                            (ii)   each  Borrower  shall  comply
                                                   with Section 4.4 in the event
                                                   that  any LIBO  Rate  Loan is
                                                   prepaid on any day other than
                                                   the last day of the  Interest
                                                   Period for such Loan;

                                          (iii)         all   such   voluntary
                                                        prepayments   of  LIBO
                                                        Rate    Loans    shall
                                                        require at least three
                                                        but no more  than five
                                                        Business  Days'  prior
                                                        written  notice to the
                                                        Administrative Agent;


                                          (iv)   all      such       voluntary
                                                 prepayments   of  Base   Rate
                                                 Loans shall  require at least
                                                 one  but no  more  than  five
                                                 Business  Days' prior written
                                                 notice to the  Administrative
                                                 Agent; and

                                          (v)    all  such  voluntary  partial
                                                 prepayments  shall be, in the
                                                 case of LIBO Rate  Loans,  in
                                                 an aggregate  minimum  amount
                                                 of $5,000,000 and an integral
                                                 multiple of  $1,000,000  and,
                                                 in  the  case  of  Base  Rate
                                                 Loans,
                                                 in an aggregate minimum amount
                                                 of $1,000,000 and an integral
                                                 multiple of $500,000; or

                                    (b)       Swing Line Loans, provided that
                                                                --------
                                            (x) all such voluntary prepayments
                                            shall require prior telephonic
                                            notice to the Swing Line Lender on
                                            or before 1:00 p.m., New York time,
                                            on the day of such prepayment (such
                                            notice to be confirmed in writing
                                            within 24 hours thereafter) and (y)
                                            all such voluntary prepayments
                                            shall be in an aggregate minimum
                                            amount of $250,000 and an integral
                                            multiple of $100,000;

                           (2) shall, on each date when any reduction in the then existing Borrowing Base Amount shall become effective, make a mandatory prepayment of Revolving Loans and (if
                                    necessary)   Swing   Line   Loans   and  (if
                                    necessary)  deposit with the  Administrative
                                    Agent cash  collateral  for Letter of Credit
                                    Outstandings,  in an aggregate  amount equal
                                    to the  excess,  if any,  of the  aggregate,
                                    outstanding    principal   amount   of   all
                                    Revolving Loans, Swing Line Loans and Letter
                                    of   Credit   Outstandings   over  the  then
                                    existing   Borrowing  Base  Amount,   to  be
                                    applied as set forth in Section 3.1.2;

                           (3) shall, no later than one Business Day following the receipt of any Net Disposition Proceeds or Net Debt Proceeds by the Parent or any of its Subsidiaries (including Mistic and Snapple), deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds or Net Debt Proceeds, as the case may be, and make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds or Net Debt

                                    Proceeds,  as the case may be, to be applied
                                    as set  forth in  Section  3.1.2;  provided,
                                    that no  such  mandatory  prepayment  of Net
                                    Disposition Proceeds shall be required under
                                    this  clause (c) if (i) the Parent  notifies
                                    the Agents no later  than 15 days  following
                                    the  execution  and delivery of a definitive
                                    agreement  for the sale,  transfer  or other
                                    disposition  of such  assets that it is such
                                    Person's good faith  intention to apply such
                                    Net   Disposition    Proceeds   toward   the
                                    acquisition of  replacement  assets and (ii)
                                    such   Person  in  fact  so  uses  such  Net
                                    Disposition   Proceeds   within   180   days
                                    following  the receipt by such Person of Net
                                    Disposition   Proceeds,   or   such   Person
                                    executes and delivers a definitive agreement
                                    within such  180-day  period to use such Net
                                    Disposition   Proceeds   within   270   days
                                    following  the receipt by such Person of Net
                                    Disposition   Proceeds,   to  acquire   such
                                    replacement  assets,  with the amount of Net
                                    Disposition Proceeds unused after such 180 day or 270 day period, as the case may be, being applied to prepay the Loans pursuant to Section 3.1.2; and provided further, that up to $25,000,000 of Net Debt Proceeds from the issuance and sale of Permitted Senior
                                    Subordinated  Debt may be  applied to redeem
                                    Capital Stock issued in connection with the Equity Issuance;

                           (4) shall, no later than five Business Days following the delivery of the annual audited financial reports required pursuant to clause (b) of Section 7.1.1 (beginning with the financial reports delivered in respect of the 1997 Fiscal Year), deliver to the Administrative Agent a calculation of the Excess Cash Flow for the prior Fiscal Year and, no later than five

                                    Business Days following the delivery of such
                                    calculation,  make a mandatory prepayment of
                                    the Term Loans in an amount  equal to 75% of
                                    Excess  Cash  Flow (if any) for such  Fiscal
                                    Year  (or in the  case  of the  1997  Fiscal
                                    Year,   the  portion  of  such  Fiscal  Year
                                    following the Closing Date), to be applied as set forth in Section 3.1.2;

                           (5) shall, concurrently with the receipt of any Net Equity Proceeds by the Parent or any of its Subsidiaries (including Mistic and Snapple), deliver to the Administrative Agent a calculation of the amount of such Net Equity Proceeds, and no later than five Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to 50% of such Net Equity Proceeds, to be applied as set forth in Section 3.1.2;

                           (6) shall, within 60 days following the receipt of any Net Casualty Proceeds in excess of $500,000 (individually or in the aggregate over the course of a Fiscal Year), make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Casualty Proceeds, to be applied as set forth in
                                    Section 3.1.2;  provided,  that no mandatory
                                    prepayment of Net Casualty Proceeds shall be
                                    required  under  this  clause (f) if (i) the
                                    Parent  notifies the Agents no later than 60
                                    days  following  the  receipt  of  such  Net
                                    Casualty Proceeds of its or its Subsidiary's
                                    good  faith  intention  to  apply  such  Net
                                    Casualty   Proceeds  to  the  rebuilding  or
                                    replacement  of such  damaged,  destroyed or
                                    condemned  assets or  property  and (ii) the
                                    Parent or such  Subsidiary in fact uses such
                                    Net Casualty Proceeds to begin rebuilding or
                                    replacing   the   damaged,    destroyed   or
                                    condemned assets or property within 180 days
                                    following  the receipt of such Net  Casualty
                                    Proceeds   and   continues   diligently   to
                                    complete such  rebuilding or  replacement of
                                    such damaged,  destroyed or condemned assets
                                    or  property   within  the  time  reasonably
                                    required   therefore  (the  "Rebuilding  and
                                    Replacement  Work"),  with the amount of Net
                                    Casualty    Proceeds    unused   after   the
                                    completion    of   such    Rebuilding    and
                                    Replacement Work being applied to the Loans pursuant to Section 3.1.2;

                           (7)      shall,  concurrently  with  the  receipt  by
                                    Triarc  or any other  Person of any  amounts
                                    paid by the Seller  pursuant  to Section 7.3
                                    of the Stock Purchase  Agreement as a result
                                    of  a   breach   by   the   Seller   of  its
                                    representations and warranties  contained in
                                    Section 3.7 of the Stock Purchase  Agreement
                                    (the    "Financial    Statement    Indemnity
                                    Amount"),   deliver  to  the  Administrative
                                    Agent a  calculation  of the  amount of such
                                    Financial Statement Indemnity Amount, and no
                                    later than five Business Days  following the
                                    delivery   of  such   calculation,   make  a
                                    mandatory prepayment of the Term Loans in an amount equal to 100% of such Financial Statement Indemnity Amount, to be applied as set forth in Section 3.1.2;

                           (8) shall, on the Stated Maturity Date and on each Quarterly Payment Date set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term A Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable (as such amounts may have otherwise been reduced pursuant to this Agreement):

                                                                     SCHEDULED
                                  TERM A                             PRINCIPAL
                         QUARTERLY PAYMENT DATE                      REPAYMENT

                           September 1, 1997                          $1,250,000
                           December 1, 1997                           $1,250,000
                           March 1, 1998                              $1,250,000
                           June 1, 1998                               $1,250,000

                           September 1, 1998                          $2,500,000
                           December 1, 1998                           $2,500,000
                           March 1, 1999                              $2,500,000
                           June 1, 1999                               $2,500,000

                           September 1, 1999                          $3,750,000
                           December 1, 1999                           $3,750,000
                           March 1, 2000                              $3,750,000
                           June 1, 2000                               $3,750,000

                           September 1, 2000                          $5,000,000
                           December 1, 2000                           $5,000,000
                           March 1, 2001                              $5,000,000
                           June 1, 2001                               $5,000,000

                           September 1, 2001                          $6,250,000
                           December 1, 2001                           $6,250,000
                           March 1, 2002                              $6,250,000
                           June 1, 2002                               $6,250,000

                           September 1, 2002                          $6,250,000
                           December 1, 2002                           $6,250,000
                           March 1, 2003                              $6,250,000
                           Stated Maturity Date                       $6,250,000
                           TOTAL:                                   $100,000,000

                           (9) shall, on the Stated Maturity Date and on each Quarterly Payment Date set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term B Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable (as such amounts may have otherwise been reduced pursuant to this Agreement):


                                                                     SCHEDULED
                                  TERM B                             PRINCIPAL
                         QUARTERLY PAYMENT DATE                      REPAYMENT

                             September 1, 1997                          $250,000
                             December 1, 1997                           $250,000
                             March 1, 1998                              $250,000
                             June 1, 1998                               $250,000

                             September 1, 1998                          $250,000
                             December 1, 1998                           $250,000
                             March 1, 1999                              $250,000
                             June 1, 1999                               $250,000

                             September 1, 1999                          $250,000
                             December 1, 1999                           $250,000
                             March 1, 2000                              $250,000
                             June 1, 2000                               $250,000

                             September 1, 2000                          $250,000
                             December 1, 2000                           $250,000
                             March 1, 2001                              $250,000
                             June 1, 2001                               $250,000

                             September 1, 2001                        $6,250,000
                             December 1, 2001                           $250,000
                             March 1, 2002                              $250,000
                             June 1, 2002                               $250,000

                             September 1, 2002                          $250,000
                             December 1, 2002                           $250,000
                             March 1, 2003                              $250,000
                             June 1, 2003                               $250,000

                             September 1, 2003                       $23,500,000
                             December 1, 2003                        $23,500,000
                             March 1, 2004                           $23,500,000

                             Stated Maturity Date                    $23,500,000
                                                              TOTAL:$100,000,000

                           (10) shall, on the Stated Maturity Date and on each Quarterly Payment Date set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term C Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable (as such amounts may have otherwise been reduced pursuant to this Agreement):

                                                                     SCHEDULED
                                  TERM C                             PRINCIPAL
                         QUARTERLY PAYMENT DATE                      REPAYMENT

                             September 1, 1997                         $250,000
                             December 1, 1997                          $250,000
                             March 1, 1998                             $250,000
                             June 1, 1998                              $250,000

                             September 1, 1998                         $250,000
                             December 1, 1998                          $250,000
                             March 1, 1999                             $250,000
                             June 1, 1999                              $250,000

                             September 1, 1999                          $250,000
                             December 1, 1999                           $250,000
                             March 1, 2000                              $250,000
                             June 1, 2000                               $250,000

                             September 1, 2000                          $250,000
                             December 1, 2000                           $250,000
                             March 1, 2001                              $250,000
                             June 1, 200                                $250,000

                             September 1, 2001                          $250,000
                             December 1, 2001                           $250,000
                             March 1, 2002                              $250,000
                             June 1, 2002                               $250,000

                             September 1, 2002                          $250,000

                             December 1, 2002                           $250,000
                             March 1, 2003                              $250,000
                             June 1, 2003                               $250,000

                             September 1, 2003                          $250,000
                             December 1, 2003                           $250,000
                             March 1, 2004                              $250,000
                             June 1, 2004                               $250,000

                             September 1, 2004                       $23,250,000
                             December 1, 2004                        $23,250,000
                             March 1, 2005                           $23,250,000
                             Stated Maturity Date                    $23,250,000
                                                          TOTAL:    $100,000,000

                        (k) shall, on each date when a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount shall become effective pursuant to Section 2.2, make a mandatory prepayment of Revolving Loans or Swing Line Loans (as the case may be) and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings in an aggregate amount equal to the excess, if any, of the aggregate outstanding principal amount of all Revolving Loans, Swing Line Loans and Letter of Credit Outstandings over the Revolving Loan Commitment Amount as so reduced; and

                        (l) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans or Obligations pursuant to
                  Section 8.2 or Section 8.3, repay all Loans and provide the Administrative Agent with cash collateral in an amount equal to the Letter of Credit Outstandings, unless, pursuant to
                  Section 8.3, only a portion of all Loans and Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid or cash collateralized with the Administrative Agent).

                SECTION                ii.      Application.  (a)  Subject
                                                -----------
                                                to clause (b) below, each
                                                 ----------
                                                prepayment or repayment of the
                                                principal of the Loans shall
                                                be applied, to the extent of
                                                such prepayment or repayment,
                                                   first,   to   the   principal
                                                   amount      thereof     being
                                                   maintained   as   Base   Rate
                                                   Loans,  and  second,  to  the
                                                   principal    amount   thereof
                                                   being maintained as LIBO Rate
                                                   Loans.

                  (b) Each voluntary prepayment of Term Loans and each prepayment of Term Loans made pursuant to clauses (c), (d), (e), (f) and (g) of
Section 3.1.1 shall be applied pro rata to a mandatory prepayment of the outstanding principal amount of all Term A Loans, Term B Loans and Term C Loans (with the amount of such prepayment of the Term A Loans, Term B Loans and the Term C Loans being applied to the remaining Term A Loans, Term B Loan or Term C Loan amortization payments required pursuant to clauses (h), (i) and (j) of
Section 3.1.1, in each case pro rata in accordance with the amount of each such remaining Term Loan amortization payment), until all such Term A Loans, Term B Loans and Term C Loans have been paid in full; provided, however, that (i) any Lender that has Term B Loans or Term C Loans outstanding may, by delivering a notice to the Administrative Agent at least one Business Day prior to the date that such prepayment is to be made, elect not to have its pro rata share of Term Loans prepaid, and upon any such election the Administrative Agent shall apply the amount that otherwise would have prepaid such Lender's Term Loans to the prepayment of Term A Loans, until paid in full, and then to the prepayment of outstanding Revolving Loans and (ii) no such prepayment of outstanding Revolving Loans pursuant to clause (i) of this proviso shall result in a reduction of the Revolving Loan Commitment Amount.

        SECTION       b.       Interest Provisions.  Interest on the
                             outstanding principal amount of Loans shall accrue and be payable in accordance with this
                             Section 3.2.

        SECTION              i.       Rates.  Pursuant to an appropriately
                                      -----
                                    delivered Borrowing Request or
                                    Continuation/Conversion Notice, the
                                    Borrowers may elect that Loans
                                    comprising a Borrowing accrue interest
                                    at a rate per annum:

                      (1)      on that portion maintained from time to
                             time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin for Base Rate Loans;

                      (2) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve
                             Adjusted) for such Interest Period plus the Applicable Margin for LIBO Rate Loans; and

                      (3) with respect to Swing Line Loans, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin for Revolving Loans.

        SECTION              ii.      Post-Maturity Rates.  After the date
                                      -------------------
                                    any principal amount of any Loan is due
                                    and payable (whether on the Stated
                                    Maturity Date, upon acceleration or
                                    otherwise), or after any other monetary
                                    Obligation (other than overdue
                                    Reimbursement Obligations, which shall
                                    bear interest as provided in
                                    Section 2.6.2) of the Borrowers shall
                                    -------------
                                    have become due and payable, the
                                    Borrowers shall be obligated, on a joint and several basis, to pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus a margin of 2%.

        SECTION              iii.     Payment Dates.  Interest accrued on
                                    each Loan shall be payable, without
                                    duplication:

                      (1)      on the Stated Maturity Date therefor;

                      (2)      on the date of any payment or prepayment,
                             in whole or in part, of principal outstanding on such Loan;

                      (3)      with respect to Base Rate Loans, on each
                             Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

                      (4) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the third month anniversary of such Interest Period);

                      (5) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

                      (6) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section
                             8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans, Reimbursement Obligations or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

        SECTION       c.       Fees.  The Borrowers, jointly and
                             severally, agree to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

        SECTION              i.       Commitment Fee.  The Borrowers,
                                      --------------
                                    jointly and severally, agree to pay to
                                    the Administrative Agent for the account
                                    of each Lender that has a Revolving Loan
                                    Commitment, for the period (including
                                    any portion thereof when any of its
                                    Commitments are suspended by reason of
                                    the Borrowers' inability to satisfy any
                                    condition of Article V) commencing on
                                                 ---------
                                    the Closing Date and continuing through
                                    the Revolving Loan Commitment
                                    Termination Date, a commitment fee at
                                    the rate of the Applicable Commitment

                                    Fee on such  Lender's  Percentage of the sum
                                    of the average  daily unused  portion of the
                                    Revolving Loan Commitment Amount, whether or
                                    not then  available.  Such  commitment  fees
                                    shall  be   payable   in   arrears  on  each
                                    Quarterly  Payment Date and on the Revolving
                                    Loan Commitment Termination Date. The making
                                    of Swing Line Loans by the Swing Line Lender
                                    shall  not   constitute   usage   under  the
                                    Revolving Loan Commitment for the purpose of
                                    calculation  of the  commitment  fees  to be
                                    paid  by  the   Borrowers   to  the  Lenders
                                    pursuant to this Section 3.3.1.

        SECTION              ii.      Agents' and Arrangers' Fees.  The
                                      ---------------------------
                                    Borrowers, jointly and severally, agree
                                    to pay to each of the Agents, the
                                    Arranger and the Co-Arranger, for their
                                    own respective accounts, the non-
                                    refundable fees in the amounts and on
                                    the dates set forth in the Fee Letters.

        SECTION              iii.     Letter of Credit Fees.  The Borrowers,
                                      ---------------------
                                    jointly and severally, agree to pay to
                                    the Administrative Agent, for the pro
                                                                      ---
                                    rata account of the Issuer and each
                                    ----
                                    Lender that has a Revolving Loan
                                    Commitment, a Letter of Credit fee for
                                    each day on which there shall be any
                                    Letters of Credit outstanding on the
                                    aggregate undrawn amount of all Letters
                                    of Credit outstanding on such day, at a
                                    rate per annum equal to the Applicable
                                    Margin for such day for Revolving Loans
                                    that are maintained as LIBO Rate Loans.
                                    The Borrowers further, jointly and
                                    severally, agree to pay to the Issuer
                                    for its own account, for each day on
                                    which there shall be any Letters of
                                    Credit outstanding, an issuance fee in
                                    an amount equal to 1/4 of 1% per annum
                                    of the Stated Amount of such Letters of
                                    Credit.  All such fees shall be payable
                                    in arrears on each Quarterly Payment

                                    Date and on the  Revolving  Loan  Commitment
                                    Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.


                                   ARTICLE 4.

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

        SECTION       a.       LIBO Rate Lending Unlawful.  If any Lender
                               --------------------------
                             shall determine (which determination shall, upon notice thereof to the Parent and the Lenders, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan of a certain type, the obligations of all Lenders to make, continue, maintain or convert into any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans of such type shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

        SECTION       b.       Deposits Unavailable.  If the
                             Administrative Agent shall have reasonably determined that

                      (1) Dollar certificates of deposit or Dollar deposits, as the case may be, in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market; or

                      (2) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans of such type, then, upon notice from the Administrative Agent to the Parent and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans of such type shall forthwith be suspended until the Administrative Agent shall notify the Parent and the Lenders that the circumstances causing such suspension no longer exist.

        SECTION       c.       Increased LIBO Rate Loan Costs, etc.  The
                               -----------------------------------
                             Borrowers, jointly and severally, agree to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Such Lender shall promptly notify the Administrative Agent and the Parent in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrowers, and the Borrowers hereby acknowledge and agree that they are jointly and severally liable to pay such additional amounts, directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of demonstrable error, be conclusive and binding on the Borrowers.

        SECTION       d.       Funding Losses.  In the event any Lender
                             shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

                      (1) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
                             Section 3.1 or otherwise;

                      (2)      any Loans not being made as LIBO Rate Loans
                             in accordance with the Borrowing Request therefor; or

                      (3)      any Loans not being continued as, or
                             converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor,

then, upon the written notice of such Lender to the Parent (with a copy to the Administrative Agent), the Borrowers shall, and the Borrowers hereby acknowledge and agree that they are jointly and severally liable to pay, within five days of its receipt thereof, directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of demonstrable error, be conclusive and binding on the Borrowers.

        SECTION       e.       Increased Capital Costs.  If any change in,
                               -----------------------
                             or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender (including as Issuer) or any Person controlling such

                             Lender, and such Lender determines (in its reasonable business judgement) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, issuance of or participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Parent, the Borrowers shall be jointly and severally obligated to immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of demonstrable error, be conclusive and binding on the Borrowers. In determining such amount, such Lender may use any method of averaging and attribution that it (in its reasonable business judgement) shall deem applicable.

        SECTION              f.       Taxes.  (a) All payments by a Borrower
                                      -----
                                    of principal of, and interest on, the
                                    Loans and all other amounts payable
                                    hereunder shall be made free and clear
                                    of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts, in the case of each such exclusion as a result of a connection between such Lender and the relevant taxing jurisdiction other than solely by reason of such Lender having performed its obligations under this Agreement or any Note (not including by having a lending or similar office in the relevant taxing jurisdiction) (such non- excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by a Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrowers shall be jointly and severally obligated to

                             (a)      pay directly to the relevant authority
                                    the full amount required to be so
                                    withheld or deducted;

                             (b)      promptly forward to the Administrative
                                    Agent an official receipt or other
                                    documentation satisfactory to the
                                    Administrative Agent evidencing such
                                    payment to such authority; and

                             (c)      pay to the Administrative Agent for
                                    the account of the Lenders such
                                    additional amount or amounts as is
                                    necessary to ensure that the net amount
                                    actually received by each Lender will
                                    equal the full amount such Lender would
                                    have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against any Agent or any Lender with respect to any payment received by any such Agent or such Lender hereunder, such Agent or such Lender may pay such Taxes and the Borrowers shall be jointly and severally obligated to promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted. (b) Notwithstanding any other provision of this Section 4.6, (i) the Borrowers shall not be required to pay any amounts pursuant to this Section 4.6 in respect of U.S. federal withholding taxes (other than to the extent imposed as a result of a change in law enacted after the date hereof) and (ii) the Borrowers shall have no obligation to make any greater payment under this Section 4.6 to or with respect to any Assignee Lender than the Borrowers would have been obligated to make to or with respect to the relevant assignor or transferor Lender with respect to the rights assigned or transferred (other than as a result of a change in law enacted after the time of the assignment or transfer).

        (c) If any Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrowers shall, jointly and severally, indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrowers.

        (d) Each Lender shall, prior to the due date of any payments under the Notes, execute and deliver to the Parent and the Administrative Agent, one or more (as the Parent or the Administrative Agent may reasonably request)(i) either (x) if such Lender is organized under the laws of a jurisdiction other than the United States or a State thereof, then (x) if such Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (A) United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) United States Internal Revenue Service Form W-8, or successor applicable form, as the case may be or, if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and is claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Lender delivers a Form W-8, a certificate representing that such Lender is not a bank for purposes of
Section 881(c) of the Code, is not a 10- percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Lender claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments of interest by the Borrower under this Agreement and the other Loan Documents; or (y) if such Lender is organized under the laws of the United States or a State thereof, then United States Internal

Revenue Service Form W-9, or successor  applicable form, as the case may be, and
(ii) copies of replacements of any such forms on or before the date that any such forms expire or after the occurrence of any event requiring a change in the most recent form previously delivered by it hereunder. Each Person that shall become a Lender shall, upon the effectiveness of the related transfer, be required to provide all of the forms required pursuant to this Section 4.6.

        (e) To the extent that any Borrower pays any indemnity payment or additional amount pursuant to Section 4.6(a) and any Lender receives a refund of the Tax that such Lender determines, in its good faith judgment, is allocable to any or all such sums, then such Lender shall promptly pay over all such refunded sums to such Borrower. Nothing in this Section 4.6 shall require a Lender to disclose or detail the basis of its determination of the amount of any such refund that is allocable to an indemnity payment or additional amount paid by any Borrower hereunder, or otherwise to disclose to any Borrower its tax returns or other confidential or proprietary fiscal information.

        (f) Any Lender claiming any indemnity payment or additional amounts payable pursuant to this Section 4.6 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Parent or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

        SECTION       g.       Payments, Computations, etc.  Unless
                               ---------------------------
                             otherwise expressly provided, all payments by
                             or on behalf of each Borrower pursuant to
                             this Agreement, the Notes or any other Loan
                             Document shall be made by such Borrower to
                             the Administrative Agent for the pro rata
                                                              --- ----
                             account of the Lenders entitled to receive
                             such payment.  All such payments required to
                             be made to the Administrative Agent shall be
                             made, without setoff, deduction or
                             counterclaim, not later than 11:00 a.m., New
                             York time, on the date due, in same day or
                             immediately available funds, to such account
                             as the Administrative Agent shall specify from time to time by notice to the Parent. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (other than when calculated with respect to the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

        SECTION       h.       Sharing of Payments.  If any Lender shall
                               -------------------
                             obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan
                             (other than pursuant to the terms of Sections
                                                                  --------
                             4.3, 4.4 and 4.5) or Letter of Credit in
                             ---  ---     ---
                             excess of its pro rata share of payments then
                                           --- ----
                             or therewith obtained by all Lenders, such
                             Lender shall purchase from the other Lenders
                             such participation in Loans made by them
                             and/or Letters of Credit as shall be
                             necessary to cause such purchasing Lender to
                             share the excess payment or other recovery
                             ratably with each of them; provided, however,
                                                        --------  -------
                             that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

                      (1)      the amount of such selling Lender's
                             required repayment to the purchasing Lender

to

                      (2)      the total amount so recovered from the
                             purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

        SECTION       i.       Setoff.  Each Lender shall, upon the
                               ------
                             occurrence of any Default described in
                             clauses (a) through (d) of Section 8.1.9 or,
                             -----------         ---    -------------
                             with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) such Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of each

                             Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the Parent and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

        SECTION       j.       Use of Proceeds.  The Borrowers shall apply
                               ---------------
                             the proceeds of each Borrowing in accordance
                             with Section 7.1.9; without limiting the
                                  -------------
                             foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to
                             Section 12 of the Securities Exchange Act of
                             1934 or any "margin stock", as defined in F.R.S. Board Regulation U.


                                   ARTICLE 5.

                              CONDITIONS PRECEDENT

        SECTION       a.       Initial Credit Extension and Amendment
                               --------------------------------------
                             Effective Date.  The obligations of the
                             --------------
                             Existing Lenders to make the initial Credit
                             Extension were, and the Amendment Effective
                             Date shall be, subject to the prior or
                             concurrent satisfaction of each of the
                             conditions precedent set forth in this
                             Section 5.1.
                             -----------

        SECTION              i.       Resolutions, etc.  The Syndication
                                    Agent and the Documentation Agent shall have
                                    received  from each  Obligor a  certificate,
                                    dated the date of the
                                    initial Credit  Extension,  of its Secretary
                                    or Assistant Secretary as to (i) resolutions
                                    of its Board of Directors then in full force
                                    and  effect   authorizing   the   execution,
                                    delivery and  performance of this Agreement,
                                    the Notes and each other Loan Document to be
                                    executed by it, and (ii) the  incumbency and
                                    signatures   of   those   of  its   officers
                                    authorized  to  act  with  respect  to  this
                                    Agreement,  the  Notes and each  other  Loan
                                    Document   executed   by  it,   upon   which
                                    certificate each Agent, each Lender and each
                                    Issuer may conclusively  rely until it shall
                                    have received a further  certificate  of the
                                    Secretary  or  Assistant   Secretary  of  an
                                    Obligor canceling or amending such prior certificate with respect to such Obligor.

        SECTION              ii.      Delivery of Notes.  The Syndication
                                    Agent shall have received, for the
                                    account of each Lender, the Notes duly
                                    executed and delivered by the Borrowers.


        SECTION              iii.     Transaction Consummated.  The
                                      -----------------------
                                    Syndication Agent and the Documentation
                                    Agent shall have received evidence
                                    satisfactory to each of them that all
                                    actions necessary to consummate the
                                    Transaction were taken or completed in
                                    accordance with law and the Transaction
                                    Documents, and that the Transaction
                                    shall be consummated for an aggregate
                                    amount not in excess of $415,100,000
                                    (including all amounts necessary to pay
                                    related reasonable fees and expenses,
                                    which shall not exceed $23,000,000).

        SECTION              iv.      Closing Date Certificate.  The
                                    Syndication Agent and the Documentation
                                    Agent shall have received, with
                                    counterparts for each Lender, the

                                    Closing Date  Certificate,  substantially in
                                    the form of Exhibit G hereto, dated the date
                                    of the  initial  Credit  Extension  and duly
                                    executed and delivered by the president, the
                                    chief executive, financial or accounting (or
                                    equivalent)   Authorized   Officer  of  each
                                    Borrower, in which certificate each Borrower
                                    shall   agree  and   acknowledge   that  the
                                    statements  made therein  shall be deemed to
                                    be  true  and  correct  representations  and
                                    warranties of the Borrowers  made as of such
                                    date under this Agreement,  and, at the time
                                    of  delivery  of  such   certificate,   such
                                    statements shall in fact be true and correct in all material respects.

        SECTION              v.       Transaction Documents, etc.  The
                                      --------------------------
                                    Syndication Agent and the Documentation
                                    Agent shall have received copies of
                                    fully executed copies of the Transaction
                                    Documents, certified to be true and
                                    complete copies thereof by an Authorized
                                    Officer of each Borrower.  As of the
                                    time of delivery the Transactions
                                    Documents shall have been, and shall
                                    continue to be, in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Transaction set forth in the Transaction Documents unless otherwise agreed to by the Required Lenders.

        SECTION              vi.      Payment of Outstanding Indebtedness,
                                      ------------------------------------
                                    etc.  All Indebtedness identified in
                                    ---
                                    Item 7.2.2(b) ("Indebtedness to be
                                    -------------
                                    Paid") of the Disclosure Schedule,
                                    together with all interest, all
                                    prepayment premiums and other amounts
                                    due and payable with respect thereto,  shall
                                    have  been paid in full  (including,  to the
                                    extent  necessary,   from  proceeds  of  the
                                    initial  Credit  Extension);  and all  Liens
                                    securing  payment  of any such  Indebtedness
                                    have been released and the Syndication Agent
                                    and  the  Documentation   Agent  shall  have
                                    received  all Uniform  Commercial  Code Form
                                    UCC-3   termination   statements   or  other
                                    instruments    as   may   be   suitable   or
                                    appropriate in connection therewith.

        SECTION              vii.     Equity Issuance, etc.  The Syndication
                                      --------------------
                                    Agent and the Documentation Agent shall
                                    have received evidence satisfactory to
                                    each of them that (i) the Equity
                                    Issuance was consummated and (ii) the
                                    Borrowers received gross cash proceeds
                                    from the Equity Issuance in an amount
                                    not less than the Equity Contribution
                                    Amount, in each case on terms
                                    satisfactory to such Agents as of the
                                    Closing Date.

        SECTION              viii.            Guaranty.  The Agents shall have
                                              --------
                                            received the Guaranty, duly
                                            executed by an Authorized Officer
                                            of each Borrower and each U.S.
                                            Subsidiary of each Borrower in
                                            existence on the date of the
                                            initial Credit Extension (after
                                            giving effect to the Transaction).

        SECTION              ix.      Pledge Agreements.  The Agents shall
                                    have received executed counterparts of

                      (1) the Triarc Pledge Agreement, duly executed by an Authorized Officer of Triarc, together with the certificates evidencing all of the issued and outstanding shares of Capital Stock of the Parent pledged pursuant to the Triarc Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank;

                      (2) the Parent Pledge Agreement, duly executed by an Authorized Officer of the Parent, together with the certificates evidencing all of the issued and outstanding shares of Capital Stock of Mistic and Snapple pledged pursuant to the Parent Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank;

                      (3) the Snapple Pledge Agreement, duly executed by an Authorized Officer of each Borrower, together with the certificates evidencing all of the issued and outstanding shares of Capital Stock of each Subsidiary of Snapple pledged pursuant to the Snapple Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank; and

               (d)  the  Subsidiary  Pledge  Agreement,   duly  executed  by  an
        Authorized Officer of each Subsidiary of each Borrower (after giving effect to the Transaction) which in turn has any Subsidiary or Subsidiaries, together with the certificates evidencing all of the issued and outstanding shares of Capital Stock of each such indirect Subsidiary of such Borrower which shall be pledged pursuant to such Subsidiary Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank;

provided, however, that none of the Borrowers nor any of their Subsidiaries shall be required to pledge in excess of 65% of the outstanding voting stock of any Non-U.S. Subsidiary. If any securities pledged pursuant to a Pledge Agreement are uncertificated securities, the Syndication Agent and the Documentation Agent shall have received confirmation and evidence satisfactory to each of them that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, or other appropriate steps have been taken under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent in such securities pursuant to the terms of the applicable Pledge Agreement.

        SECTION              x.       Security Agreements.  The Agents shall
                                      -------------------
                                    have received executed counterparts of
                                    the Borrower Security Agreement and the
                                    Subsidiary Security Agreement, duly
                                    executed by the Parent, Mistic, Snapple
                                    or their respective U.S. Subsidiaries
                                    (after giving effect to the
                                    Transaction), together with

                      (1) acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1) or such other evidence of filing as may be acceptable to the Agents, naming the Parent, Mistic, Snapple and such Subsidiaries as the debtors and the Administrative Agent (on behalf of the Lenders) as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Agents, desirable to perfect the security interest of the Administrative Agent pursuant to the Security Agreements;

                      (2) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Liens permitted to exist under the Loan Documents) and other rights of any Person

                             (a)      in any collateral described in the
                                    Security Agreements previously granted
                               by any Person, and

                             (b)      securing any of the Indebtedness
                           identified in Item 7.2.2(b)
                                    ("Indebtedness to be Paid") of the
                              Disclosure Schedule,

        together with such other Uniform Commercial Code Form UCC-3 termination statements as the Agents may reasonably request from such Obligors; and

                      (3) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agents, dated a date reasonably near to the date of the initial Credit Extension, listing all effective financing statements which name the Parent, Mistic, Snapple and such Subsidiaries (under their present names and any previous names) as the debtors and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements.

        SECTION              xi.      Financial Information, etc.  The
                                    Syndication Agent and the Documentation
                                    Agent shall have received, with
                                    counterparts for each Lender,

                      (1) (i) the audited consolidated income and cash flow statements and balance sheets of Mistic and its Subsidiaries for the Fiscal Year ended December 31, 1994, for the six months ended June 30, 1995, for the fiscal period commencing August 9, 1995 and ended December 31, 1995 and for the 1996 Fiscal Year; (ii) the Snapple Financial Statements; (iii) the unaudited consolidated income and cash flow statements and balance sheet of Mistic and its Subsidiaries for the first Fiscal Quarter of 1997;
                             (iv) the audited combined statements of certain revenues and operating expenses of Snapple and its Subsidiaries for the fiscal periods ended December 6, 1994 and December 31, 1994 and for the Fiscal Years ended December 31, 1995 and December 31, 1996 and the audited combined statement of assets acquired and liabilities assumed of Snapple and its Subsidiaries as of December 31, 1996 certified (without any Impermissible Qualification other than as described in clause (b) of the definition of "Impermissible Qualification") in a manner acceptable to the Agents and the Required

                             Lenders by Arthur Andersen LLP; and (v) the unaudited combined statements of certain revenues and operating expenses and combined statement of assets acquired and liabilities assumed of Snapple and its Subsidiaries for the three months ended March 31, 1997;

                      (2) a pro forma opening consolidated balance sheet of the Parent and its Subsidiaries (including Mistic and Snapple) as of the Closing Date (the "Pro Forma Balance Sheet"), certified by the chief financial Authorized Officer of each Borrower, giving effect to the consummation of the Transaction contemplated by this Agreement and reflecting the proposed legal and capital structure of the Borrowers, which legal and capital structure shall be satisfactory in all respects to such Agents; and

                      (3)      a Borrowing Base Certificate calculated as
                             of the date of the initial Credit Extension.

        SECTION              xii.     Solvency, etc.  The Syndication Agent
                                    and the Documentation Agent shall have
                                    received

               (a) an opinion letter from Valuation Research Corporation, addressed to such Agents and each Lender and dated the date of the initial Credit Extension, as to the solvency of each Borrower immediately after giving effect to the Transaction and the initial Credit Extension, which opinion letter was in form, substance and scope satisfactory to such Agents; and

               (b) a Solvency Certificate in substantially the form of Exhibit L, duly executed by the president, the chief executive or the chief financial Authorized Officer of each Borrower, dated the date of the initial Credit Extension.

        SECTION              xiii.            Litigation.  There shall exist no
                                            pending or, to the knowledge of any
                                            Borrower, overtly threatened
                                            material litigation, proceedings or
                                            investigations   which   (x)   would
                                            contest  the   consummation  of  the
                                            Transaction or (y) could  reasonably
                                            be   expected  to  have  a  Material
                                            Adverse Effect.

        SECTION              xiv.     Material Adverse Effect.  Since
                                      -----------------------
                                    December 31, 1996, there shall not have
                                    been any event, circumstance or
                                    condition which could reasonably be
                                    expected to have a Material Adverse
                                    Effect; provided, however, that any
                                            --------  -------
                                    change or effect existing at the Closing
                                    Date due to an adverse trend disclosed
                                    to the Syndication Agent and the
                                    Documentation Agent prior to the Closing
                                    Date shall not be considered to be a
                                    "Material Adverse Effect".

        SECTION              xv.      Reliance Letters.  The Syndication
                                      ----------------
                                    Agent and the Documentation Agent shall
                                    have received reliance letters, dated
                                    the date of the initial Credit Extension and addressed to each Lender and each such Agent, in respect of each of the legal opinions delivered in connection with the Transaction.

        SECTION              xvi.     Opinions of Counsel.  The Syndication
                                      -------------------
                                    Agent and the Documentation Agent shall
                                    have received opinions, addressed to
                                    such Agents and all Lenders, from (a)
                                    Paul, Weiss, Rifkind, Wharton &
                                    Garrison, counsel to the Obligors
                                    substantially in the form of Exhibit M-1
                                                                 -----------
                                    hereto, (b) Fish & Neave, intellectual
                                    property counsel to the Obligors,
                                    substantially in the form of Exhibit M-2
                                                                 -----------
                                    hereto, and (c) Holland & Knight,
                                    Kirkpatrick & Lockhart LLP, Piper &
                                    Marbury, Snell & Wilmer L.L.P. and
                                    Sonnenschein Nath & Rosenthal, local
                                    counsel to the Obligors, substantially
                                    in the form of Exhibit M-3 hereto.
                                                   -----------

        SECTION              xvii.            Insurance.  The Agents shall have
                                              ---------
                                            received satisfactory evidence of
                                            the existence of insurance in
                                            compliance with Section 7.1.4
                                                            -------------
                                            (including all endorsements
                                            included therein), and the
                                            Administrative Agent shall be named
                                            additional insured or loss payee,
                                            on behalf of the Lenders, in
                                            respect of all proceeds payable in
                                            respect of such insurance, pursuant
                                            to documentation reasonably
                                            satisfactory to such Agents.

        SECTION              xviii.           Closing Fees, Expenses, etc.  The
                                              ---------------------------
                                            Agents and the Arrangers shall
                                            have received for their own
                                            accounts, or for the account of
                                            each Lender, as the case may be,
                                            all fees, costs and expenses due
                                            and payable under the Fee Letters
                                            or pursuant to Sections 3.3 and
                                                           ------------
                                            10.3, if then invoiced.
                                            ----


        SECTION       b.       All Credit Extensions and the Amendment
                               ---------------------------------------
                             Effective Date.  The obligation of each
                             --------------
                             Lender to make any Credit Extension
                             (including the initial Credit Extension) and
                             the Amendment Effective Date shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2
                                                         -----------
                             (other than Section 5.2.2, in the case of the
                                         -------------
                             Amendment Effective Date).

        SECTION              i.       Compliance with Warranties, No
                                      ------------------------------
                                    Default, etc.  Both before and after
                                    ------------
                                    giving effect to the Amendment Effective
                                    Date or any Credit Extension, the
                                    following statements shall be true and
                                    correct

                      (1)      the representations and warranties set
                             forth in Article VI (excluding, however, those contained in Section 6.7) and in each other Loan Document shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date);

                      (2) except as disclosed by the Borrowers to the Agents and the Lenders pursuant to Section 6.7 no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of any Borrower, overtly threatened against any Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, and no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which could reasonably be expected to have a Material Adverse Effect;

               (c) the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (y) the Letter of Credit Outstandings does not exceed the lesser of the Revolving Loan Commitment Amount (as then in effect) or the then existing Borrowing Base Amount; and

               (d) no Default shall have then occurred and be continuing, and neither the Borrowers nor any other Material Obligor are in material violation of any material law or governmental regulation or court order or decree.

        SECTION              ii.      Credit Extension Request.  The
                                      ------------------------
                                    Administrative Agent shall have
                                    received a Borrowing Request or an
                                    Issuance Request, as the case may be,
                                    for such Credit Extension.  Each of the
                                    delivery of a Borrowing Request or an
                                    Issuance Request and the acceptance by
                                    the applicable Borrower of the proceeds
                                    of the Borrowing or the issuance of the
                                    Letter of Credit, as applicable, shall
                                    constitute a representation and warranty
                                    by the  Borrowers  that on the  date of such
                                    Borrowing (both immediately before and after
                                    giving  effect  to  such  Borrowing  and the
                                    application of the proceeds  thereof) or the
                                    issuance   of  the  Letter  of  Credit,   as
                                    applicable,  the statements  made in Section
                                    5.2.1 are true and correct.

        SECTION              iii.     Satisfactory Legal Form.  All
                                      -----------------------
                                    documents executed or submitted pursuant hereto by or on behalf of the Borrowers or any of their Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Agents and their counsel; and the Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.


                                   ARTICLE 6.

                         REPRESENTATIONS AND WARRANTIES

        In order to induce the Lenders, the Issuer and the Agents to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, the Borrowers jointly and severally represent and warrant unto the Agents, each Issuer, and each Lender as set forth in this Article VI.

        SECTION       a.       Organization, etc.  Each Borrower and each
                               -----------------
                             of its Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it, except where the failure to hold such governmental licenses, permits and approvals could not reasonably be expected to have a Material Adverse Effect.

        SECTION       b.       Due Authorization, Non-Contravention, etc.
                               -----------------------------------------
                             The execution, delivery and performance by each Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and each such other Obligor's participation in the consummation of the Transaction are within each such Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

                      (1)      contravene such Borrower's or any such
                             Obligor's Organic Documents;

                      (2)      contravene any material contractual
                             restriction, law or governmental regulation or court decree or order binding on or affecting such Borrower or any such Obligor; or

                      (3) result in, or require the creation or imposition of, any Lien (other than Liens permitted under the Loan Documents) on any of such Borrower's or any other Obligor's properties.

        SECTION       c.       Government Approval, Regulation, etc.  No
                             material authorization or approval or other
                             action by, and no material notice to or
                             filing with, any governmental authority or
                             regulatory body or other Person is required
                       for the due execution, delivery or
                             performance by any Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party, or for such Borrower's and each such other Obligor's participation in the consummation of the Transaction, except as have been duly obtained or made and are in full force and effect. None of the Borrowers nor any of their Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        SECTION       d.       Validity, etc.  This Agreement constitutes,
                               -------------
                             and the Notes and each other Loan Document executed by each Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, in each case subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        SECTION       e.       Financial Information.  Each of the
                             financial statements delivered pursuant to clauses (a)(i), (a)(iii), (a)(iv) and (a)(v) of Section 5.1.11 has been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the date thereof or the results of their operations for the periods then ended, subject in the case of interim financial statements to the lack of footnotes and to normal year end audit adjustments.

        SECTION       f.       No Material Adverse Effect.  Since December
                               --------------------------
                             31, 1996, there has been no event,
                             circumstance or condition which could
                             reasonably be expected to have a Material
                             Adverse Effect; provided, however, that any
                                             --------  -------
                             change or effect existing at the Closing Date due to an adverse trend disclosed to the Syndication Agent and the Documentation Agent prior to the Closing Date shall not be considered to be a "Material Adverse Effect".

        SECTION       g.       Litigation, Labor Controversies, etc.
                               ------------------------------------
                             There is no pending or, to the knowledge of
                             any Borrower, overtly threatened litigation,
                             action, proceeding, or labor controversy
                             affecting any Borrower or any of its
                             Subsidiaries, or any of their respective
                             properties, businesses, assets or revenues
                             which (i) would contest the consummation of
                             the Transaction or (ii) could reasonably be
                             expected to have a Material Adverse Effect,
                             except as disclosed in Item 6.7
                                                    --------
                             ("Litigation") of the Disclosure Schedule.
                             No materially adverse development has
                             occurred in any litigation, action, labor
                             controversy, arbitration or governmental
                             investigation or other proceeding disclosed
                             in Item 6.7 ("Litigation") of the Disclosure
                                --------
                             Schedule.

        SECTION       h.       Subsidiaries.  The Borrowers have no
                             Subsidiaries, except those Subsidiaries (i) which are identified in Item 6.8 ("Existing Subsidiaries") of the Disclosure Schedule, or
                             (ii) which are permitted to have been
                             acquired in accordance with Section 7.2.5.

        SECTION       i.       Ownership of Properties.  Each Borrower and
                               -----------------------
                             each of its Subsidiaries owns good and
                             marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) other than any Lien, charge or claim (i) which is permitted under Section 7.2.3 or (ii) which
                                             -------------
                             individually or in the aggregate, could not
                             reasonably be expected to have a Material
                             Adverse Effect.

        SECTION       j.       Taxes.  Each Borrower and each of its
                               -----
                             Subsidiaries has filed all material tax
                             returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

        SECTION       k.       Pension and Welfare Plans.  Except as
                               -------------------------
                             disclosed in Item 6.11 ("Employee Benefit
                                          ---------
                             Plans") of the Disclosure Schedule, during
                             the twelve-consecutive-month period prior to
                             the date of the execution and delivery of
                             this Agreement, no steps have been taken to
                             terminate any Pension Plan, and no
                             contribution failure has occurred with
                             respect to any Pension Plan sufficient to
                             give rise to a Lien under section 302(f) of
                             ERISA.  No condition exists or event or
                             transaction has occurred with respect to any
                             Pension Plan which might result in the
                             incurrence by any Borrower or any member of
                             the Controlled Group of any liability, fine
                             or penalty which could reasonably be expected
                             to have a Material Adverse Effect. Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Borrowers nor any member of the Controlled Group has any
                             contingent    liability   with   respect   to   any
                             post-retirement  medical  benefits  under a Welfare
                             Plan,   other  than   liability  for   continuation
                             coverage described in Part 6 of Subtitle B of Title I of ERISA or other applicable continuation of coverage laws.

        SECTION       l.       Environmental Warranties.  Except as set
                             forth in Item 6.12 ("Environmental Matters") of the Disclosure Schedule:

                      (1) all facilities and property (including underlying groundwater) owned or leased by any Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by such Borrower or its Subsidiaries in material compliance with all Environmental Laws;

                      (2) there have been no past, and there are no pending or, to the knowledge of any Borrower, threatened claims, complaints, notices or requests for information received by any Borrower or any of its Subsidiaries with respect to any alleged material violation of any Environmental Law, or complaints, notices or inquiries to any Borrower or any of its Subsidiaries regarding potential material liability under any Environmental Law, in each case which have not been disclosed in writing and in reasonable detail to the Agents;

                      (3) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by any Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                      (4)      the Borrowers and their Subsidiaries have
                             been issued and are in material compliance
                             with all material permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for their businesses;

                      (5) no property now or previously owned or leased by any Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on (x) the National Priorities List pursuant to CERCLA, or (y) on the CERCLIS or on any similar state list of sites requiring investigation or clean-up to the extent, in the case of this clause (y), such listing or proposed listing could reasonably be expected to have a Material Adverse Effect;

                      (6) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by any Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                      (7) no Borrower nor any Subsidiary of any Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against such Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                      (8) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by any Borrower or any Subsidiary of any Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a Material
                             Adverse Effect; and

                      (9) no conditions exist at, on or under any property now or previously owned or leased by any Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect.

        SECTION       m.       Regulations G, U and X.  None of the
                               ----------------------
                             Borrowers is engaged in the business of
                             extending credit for the purpose of
                             purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

        SECTION       n.       Accuracy of Information.  All factual
                               -----------------------
                             information heretofore or contemporaneously furnished by or on behalf of any Borrower in writing to the Agents, the Arranger, the Co-Arranger or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby or with respect to the Transaction is, and all other such factual information hereafter furnished by or on behalf of any Borrower to the Agents, the Arranger, the Co-Arranger or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified, the Arrangers and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information in light of the circumstances
                      when made not materially misleading.

        SECTION       o.       Solvency.  The Transaction (including the
                               --------
                             incurrence of the initial Credit Extension
                             hereunder, the execution and delivery by the
                             Guarantors of the Guaranty and the
                             application of the proceeds of the Credit
                             Extensions), will not involve or result in
                             any fraudulent transfer or fraudulent
                             conveyance under the provisions of Section
                             548 of the Bankruptcy Code (11 U.S.C.ss. 101
                             et seq., as from time to time hereafter
                             -- ---
                             amended, and any successor or similar
                             statute) or any applicable state law
                             respecting fraudulent transfers or fraudulent conveyances. On the Closing Date, after giving effect to the Transaction, each Borrower and each Guarantor is Solvent.


                                   ARTICLE 7.

                                    COVENANTS

        SECTION a. Affirmative Covenants. The Borrowers jointly and severally agree with each of the Agents, each Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, each Borrower will perform the obligations set forth in this Section 7.1.

        SECTION              i.       Financial Information, Reports,
                                      -------------------------------
                                    Notices, etc.  The Borrowers will
                                    ------------
                                    furnish, or will cause to be furnished,
                                    to each Lender and the Agents copies of
                                    the following financial statements,
                                    reports, notices and information:

                      (1) as soon as available and in any event within 55 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Parent, consolidated balance sheets of the Parent and its Subsidiaries

                             (including Mistic and Snapple) as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow of the Parent and its Subsidiaries (including Mistic and Snapple) for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial or chief accounting Authorized Officer of the Parent;

                      (2) as soon as available and in any event within 110 days after the end of each Fiscal Year of the Parent, a copy of the annual audit report for such Fiscal Year for the Parent and its Subsidiaries, including therein consolidated balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Parent and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Agents and the Required Lenders by Deloitte & Touche LLP or other independent public accountants reasonably acceptable to the Agents and the Required Lenders, together with a report from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 7.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it;

                      (3) together with the delivery of the financial information required pursuant to clause (a) or clause (b), a Compliance Certificate, executed by the chief financial or chief accounting Authorized Officer of each

                             Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agents) compliance with the financial covenants set forth in Section 7.2.4;

                      (4) as soon as possible and in any event within three Business Days after any Borrower has knowledge (or could reasonably be expected to have knowledge) of the occurrence of any Default, a statement of the chief financial Authorized Officer of the Parent setting forth details of such Default and the action which the applicable Borrower has taken and proposes to take with respect thereto;

                      (5) as soon as possible and in any event within three Business Days after (x) the occurrence of any materially adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7 or (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in Section 6.7, notice thereof and copies of all documentation relating thereto;

                      (6) promptly after the sending or filing thereof, copies of all reports which any Borrower sends to any of its security holders, and all reports and registration statements which any Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                      (7) promptly upon becoming aware of the institution of any steps by any Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that any Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of any Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;


               (h) promptly when available and in any event within 60 days following the last day of each Fiscal Year of the Borrower, financial projections for the Parent and its Subsidiaries, on a consolidated basis (including an operating budget), for the current Fiscal Year, prepared in reasonable detail by the chief accounting, financial or operating officer of the Parent;

               (i) within 20 days after the end of each Fiscal Month, a Borrowing Base Certificate that is calculated as of the last day of such Fiscal Month; and

               (j)  such  other   information   respecting   the   condition  or
        operations, financial or otherwise, of any Borrower or any of its Subsidiaries as any Lender through any Agent may from time to time reasonably request.

        SECTION              ii.      Compliance with Laws, etc.  Each
                                      -------------------------
                                    Borrower will, and will cause each of
                                    its Subsidiaries to, comply in all
                                    material respects with all applicable
                                    laws, rules, regulations and orders,
                                    such compliance to include (without
                                    limitation) (i) the maintenance and
                                    preservation of its corporate existence
                                    and qualification as a foreign
                                    corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse
                                    Effect, and (ii) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

        SECTION              iii.     Maintenance of Properties.  Each
                                      -------------------------
                                    Borrower will, and will cause each of
                                    its Subsidiaries to, maintain, preserve, protect and keep its properties necessary and useful in the conduct of its business in good repair, working order and condition (subject to normal wear and tear), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless such Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable, except when the failure to maintain, preserve, protect and keep its properties could not reasonably be expected to have a Material Adverse Effect.

        SECTION              iv.      Insurance.  Each Borrower will, and
                                      ---------
                                    will cause each of its Subsidiaries to,
                                    maintain or cause to be maintained with
                                    responsible insurance companies
                                    insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon written request of the Agents, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of such Borrower setting forth the nature and extent of all insurance maintained by such Borrower and its Subsidiaries in accordance with this Section.

        SECTION              v.       Books and Records.  Each Borrower
                                      -----------------
                                    will, and will cause each of its
                                    Subsidiaries to, keep books and records
                                    which accurately reflect in all material respects all of its business affairs and transactions and permit the Agents and each Lender or any of their respective representatives, at reasonable times and intervals, during normal business hours to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and each Borrower hereby authorizes such independent public accountant, upon the occurrence and during the continuance of any Default or Event of Default, to discuss such Borrower's financial matters with each Lender or its representatives whether or not any representative of such Borrower is present, and if no Default or Event of Default has occurred and is continuing, only if a representative of such Borrower is present) and to examine (and, at the expense of such Borrower, photocopy extracts from) any of its books or other corporate records. The Borrowers shall pay any fees of such independent public accountant incurred in connection with any Agent's or any Lender's exercise of its rights pursuant to this Section. The Agents and the Lenders agree that they shall use reasonable efforts to minimize interference with the business of any Borrower or any of its Subsidiaries.

        SECTION              vi.      Environmental Covenant.  Each Borrower
                                    will, and will cause each of its
                                    Subsidiaries to,

                      (1)      use and operate all of its facilities and
                             properties in material compliance with all
                             Environmental Laws, keep all necessary
                             permits, approvals, certificates, licenses
                             and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

                      (2) promptly notify the Agents and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws which could reasonably be expected to have a Material Adverse Effect; and

                      (3) provide such information and certifications which the Agents may reasonably request from time to time to evidence compliance with this Section 7.1.6.

        SECTION              vii.     Future Subsidiaries.  Upon any Person
                                      -------------------
                                    becoming, after the Closing Date, a
                                    Subsidiary of any Borrower, or upon any
                                    Borrower or any Subsidiary of any
                                    Borrower acquiring additional Capital
                                    Stock of any existing Subsidiary, the
                                    Parent shall notify the Agents of such
                                    acquisition, and

                      (1) such Borrower shall promptly cause such Subsidiary to execute and deliver to the Agents, with counterparts for each Lender, a supplement to the Guaranty and a supplement to the Subsidiary Security Agreement (and, if such Subsidiary owns any real property with a fair market value in excess of $1,000,000, a Mortgage), together with acknowledgment copies of Uniform Commercial Code financing statements (Form UCC-1) executed and delivered by the Subsidiary naming the Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code and any other applicable recording statutes, in the case of real property, of all jurisdictions as may be necessary or, in the reasonable opinion of the Agents, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement or a Mortgage, as the case may be (other than the perfection of security interests in motor vehicles owned as of the date such entity becomes a Subsidiary);
                             provided, however, that in the event that any newly-acquired Subsidiary has any outstanding
                             Indebtedness which is secured by a Lien or is subject to a negative pledge ("Assumed Restricted Debt") which Indebtedness, Lien or negative pledge, as the case may be, was in existence prior to the time such Person became a Subsidiary (and which was not created in contemplation of this Section), no such security interest or other Lien shall be required hereunder in respect of such Subsidiary's assets subject to such negative pledge; provided, further, however, that Assumed Restricted Debt shall not exceed, at any time outstanding, $5,000,000 in aggregate principal amount; and

                      (2) such Borrower shall promptly deliver, or cause to be delivered, to the Administrative Agent under a Pledge Agreement (or a supplement thereto) certificates (if any) representing all of the issued and outstanding shares of Capital Stock of such Subsidiary owned by such Borrower or any Subsidiary of such Borrower, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to the Agents that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, or other appropriate steps shall have been taken under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent pursuant to the terms of a Pledge Agreement;

together, in each case, with such opinions, in form and substance and from counsel reasonably satisfactory to the Agents, as the Agents may reasonably require; provided, however, that notwithstanding the foregoing, no Non-U.S. Subsidiary shall be required to execute and deliver a Mortgage, a supplement to the Guaranty or a supplement to the Security Agreement, nor will such Borrower or any Subsidiary of such Borrower be required to deliver in pledge pursuant to a Pledge Agreement in excess of 65% of the total combined voting power of all classes of Capital Stock of a Non-U.S. Subsidiary entitled to vote.

        SECTION              viii.            Future Leased Property and Future
                                              ---------------------------------
                                            Acquisitions of Real Property;
                                            ------------------------------
                                            Future Acquisition of Other
                                            ---------------------------
                                            Property.   Prior to entering into
                                            --------
                                            any new lease of real property or
                                            renewing any existing lease of real
                                            property following the Closing
                                            Date, each Borrower shall, and
                                            shall cause each of its U.S.
                                            Subsidiaries to, use all
                                            commercially reasonable efforts
                                            (which shall not require the
                                            expenditure of cash or the making
                                            of any material concessions under
                                            the relevant lease) to deliver to
                                            the Administrative Agent a Waiver
                                            executed by the lessor of any real
                                            property that is to be leased by
                                            such Borrower or such U.S.
                                            Subsidiary for a term in excess of
                                            one year in any state which by
                                            statute grants such lessor a
                                            "landlord's" (or similar) Lien
                                            which is superior to the
                                            Administrative Agent's, to the
                                            extent the value of any personal
                                            property of such Borrower or its
                                            U.S. Subsidiaries to be held at
                                            such leased property exceeds (or it
                                            is anticipated that the value of
                                            such personal property will, at any
                                            point in time during the term of
                                            such leasehold term, exceed)
                                            $1,000,000.

                      (1) In the event that such Borrower or any of its U.S. Subsidiaries shall acquire any real property having a value as determined in good faith by the Agents in excess of $1,000,000 in the aggregate, such Borrower or the applicable U.S. Subsidiary shall, promptly after such acquisition, execute a Mortgage and provide the Agents with

                             (a)      evidence of the completion (or
                                    satisfactory arrangements for the
                                    completion) of all recordings and
                                    filings of such Mortgage as may be
                                    necessary or, in the reasonable opinion
                                    of the Agents, desirable effectively to
                                    create a valid, perfected first priority
                                    Lien, subject to Liens permitted by
                                    Section 7.2.3, against the properties
                                    -------------
                                    purported to be covered thereby;

                             (b)      mortgagee's title insurance policies
                                    in favor of the Administrative Agent and
                                    the Lenders in amounts and in form and
                                    substance and issued by insurers,
                                    reasonably satisfactory to the Agents,
                                    with respect to the property purported
                                    to be covered by such Mortgage, insuring
                                    that title to such property is
                                    marketable and that the interests
                                    created by the Mortgage constitute valid
                                    first Liens thereon free and clear of
                                    all defects and encumbrances other than
                                    as permitted under Section 7.2.3 or as
                                                       -------------
                                    approved by the Agents, and such
                                    policies shall also include a revolving
                                    credit endorsement and such other
                                    endorsements as the Agents shall request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

                             (c)      such other approvals, opinions, or
                                    documents as the Agents may reasonably
                                    request; and

                      (2) In accordance with the terms and provisions of this Agreement and the other Loan Documents, provide the Agents with evidence of all recordings and filings as may be necessary or, in the reasonable opinion of the Agents, desirable to create a valid, perfected first priority Lien, subject to the Liens permitted by Section 7.2.3, against all property acquired after the Closing Date (including motor vehicles but excluding leases of real property).

        SECTION              ix.      Use of Proceeds, etc.  Each Borrower
                                    shall apply the proceeds of the Loans

               (a) to make payment, together with funds made available from the proceeds of the Equity Issuance, in full of Triarc's (or the Parent's) obligations under the Stock Purchase Agreement;

               (b) to make payment in full, in connection with the Refinancing, concurrently with the initial Credit Extension hereunder, of all Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule;

               (c) for general corporate purposes and working capital purposes of the Borrowers and their Subsidiaries; and

               (d) to pay the reasonable transaction costs and expenses of the Transaction (provided, that the aggregate amount of such costs and expenses shall not exceed $23,000,000.

        SECTION              x.       Hedging Obligations.  Within six
                                      -------------------
                                    months following the Closing Date, the
                                    Agents shall have received evidence
                                    reasonably satisfactory to them that
                                    Mistic and Snapple have entered into
                                    interest rate swap, cap, collar or
                                    similar arrangements designed to protect
                                    such Borrowers against fluctuations in
                                    interest  rates with respect to at least 50%
                                    of the then outstanding  aggregate principal
                                    amount  of  the  Term  Loans  for a  minimum
                                    period of three years with terms  reasonably
                                    satisfactory   to  such  Borrowers  and  the
                                    Agents.

        SECTION b. Negative Covenants. The Borrowers jointly and severally agree with each of the Agents, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, each of the Borrowers will perform the obligations set forth in this Section 7.2.

        SECTION              i.       Business Activities.  (x) Mistic will
                                      -------------------
                                    not, and will not permit any of its
                                    Subsidiaries to, engage in any business
                                    activity, except for the Mistic Business and such activities as may be incidental or related thereto, (y) Snapple will not, and will not permit any of its Subsidiaries to, engage in any business activity, except for the Snapple Business and such activities as may be incidental or related thereto, and (z) the Parent will not engage in any business activity, except for the ownership of (and activities incidental to the ownership of) the Capital Stock of Mistic, Snapple or any other Person engaged directly or through its Subsidiaries in the business of producing, marketing and distributing beverages or other similar related products.

        SECTION              ii.      Indebtedness.  The Borrowers will not,
                                      ------------
                                    and will not permit any of their
                                    Subsidiaries to, create, incur, assume
                                    or suffer to exist or otherwise become
                                    or be liable in respect of any
                                    Indebtedness, other than, without
                                    duplication, the following:

                      (1)      Indebtedness in respect of the Loans and
                             other Obligations;

                      (2)      until the date of the initial Credit
                             Extension, Indebtedness identified in Item
                             7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule;

               (c) Indebtedness existing as of the Closing Date which is identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule;

               (d) Indebtedness existing as of the Closing Date arising pursuant to the take-or-pay contracts identified in Item 7.2.2(d) ("Take-or-Pay Liabilities") of the Disclosure
        Schedule;

               (e) Indebtedness in respect of the Permitted Senior Subordinated Debt; provided that the aggregate principal amount in respect of such Indebtedness at any time outstanding shall not exceed $100,000,000;

               (f) Hedging Obligations of the Borrowers or any of their Subsidiaries in respect of the Loans;

               (g) Indebtedness in an aggregate principal amount not to exceed $5,000,000 at any time outstanding which is incurred by the Borrowers or any of their Subsidiaries (i) to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance its acquisition of such assets or (ii) in respect of Capitalized Lease Liabilities (but only to the extent otherwise permitted by Section 7.2.7);

               (h) unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

               (i) Indebtedness of any Borrower to any wholly-owned U.S. Subsidiary, or Indebtedness of any wholly-owned U.S.
        Subsidiary of any Borrower to any Borrower or any other wholly-owned U.S. Subsidiary of any Borrower;

               (j) other Indebtedness of the Borrowers and their Subsidiaries in an aggregate amount at any time outstanding not to exceed (x) $10,000,000 during the first four full Fiscal Quarters following the Closing Date and (y) without duplication, $20,000,000 thereafter; and

               (k) unsecured obligations of the Parent in respect of amounts due and owing from the Parent to holders of stock options issued pursuant to the Parent Stock Option Plan;

provided, however, that no Indebtedness otherwise permitted by clauses (g), (h),
(i), or (j) shall be permitted if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

        SECTION              iii.     Liens.  The Borrowers will not, and
                                      -----
                                    will not permit any of their
                                    Subsidiaries to, create, incur, assume
                                    or suffer to exist any Lien upon any of
                                    its property, revenues or assets,
                                    whether now owned or hereafter acquired, except for the following:

                      (1)      Liens securing payment of the Obligations
                             or any Hedging Obligations in respect of the Loans owed to any Lender or any Affiliate of any Lender, granted pursuant to any Loan Document;

                      (2)      until the date of the initial Credit
                             Extension, Liens securing payment of
                             Indebtedness of the type permitted and
                             described in clause (b) of Section 7.2.2;

                      (3)      Liens securing payment of Indebtedness of
                            the type permitted and described in
                            clause (c) of Section 7.2.2;

               (d) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (f) of Section 7.2.2 and covering only those assets acquired with the proceeds of such Indebtedness;

               (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on the books of such Person;

               (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue for more than 30 days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on the books of such Person;

               (g) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

               (h) judgment Liens in existence less than 15 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

               (i) Liens with respect to easements, rights-of-way, restrictions and other similar encumbrances which, individually or in the aggregate, do not materially interfere with the occupation, use and enjoyment by any Borrower or any of its Subsidiaries of the properties encumbered thereby in the ordinary course of their business; and

               (j) Liens in respect of any Assumed Restricted Debt, provided that the principal amount of such Indebtedness secured thereby does not exceed $5,000,000 in the aggregate at any time outstanding.

        SECTION              iv.      Financial Covenants.

                      (1) Minimum Net Worth The Borrowers will not permit Net Worth at any time to be less than an aggregate amount equal to $85,000,000 plus an amount equal to 50% of cumulative Net Income from the Closing Date to the date of determination.

               (b) Leverage Ratio. The Borrowers will not permit the Leverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                                                         Interest Coverage
               Period                                     Leverage Ratio
             ---------                                  ------------------

        3rd Fiscal Quarter of
         Fiscal Year 1997
         through the 1st
         Fiscal Quarter of
         Fiscal Year 1998                                    5.00:1


        2d Fiscal Quarter of
         Fiscal Year 1998
         through the 3rd
         Fiscal Quarter of
         Fiscal Year 1998                                    4.75:1

        4th Fiscal Quarter of
         Fiscal Year 1998
         through the 3rd
         Fiscal Quarter of
         Fiscal Year 1999                                   4.00:1

        4th Fiscal Quarter of
         Fiscal Year 1999
         through the 3rd
         Fiscal Quarter of
         Fiscal Year 2000                                   3.00:1

        4th Fiscal Quarter of
         Fiscal Year 2000
         through the 3rd
         Fiscal Quarter of
         Fiscal Year 2001                                   2.50:1

        Each Fiscal Quarter
         thereafter                                        2.00:1

               (c) Interest Coverage Ratio. The Borrowers will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:


                                                         Interest Coverage
               Period                                     Leverage Ratio
             ---------                                  ------------------

        3rd Fiscal Quarter of
         Fiscal Year 1997
         through the 2d
         Fiscal Quarter of
         Fiscal Year 1998                                   2.00:1

        3rd Fiscal Quarter of
         Fiscal Year 1998                                   2.25:1

        4th Fiscal Quarter of
         Fiscal Year 1998
         through the 3rd
         Fiscal Quarter of
         Fiscal Year 1999                                   2.50:1

        4th Fiscal Quarter of
         Fiscal Year 1999
         through the 3rd
         Fiscal Quarter of
         Fiscal Year 2000                                   3.00:1

        4th Fiscal Quarter of
         Fiscal Year 2000
         through the 3rd
         Fiscal Quarter of
         Fiscal Year 2001                                   3.50:1

        Each Fiscal Quarter
         thereafter                                         4.00:1


        (d) Fixed Charge Coverage Ratio. The Borrowers will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter (commencing with the third Fiscal Quarter of 1997) to be less than the ratio of 1.20:1.

        SECTION              v.       Investments.  The Borrowers will not,
                                    and   will   not   permit   any   of   their
                                    Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                      (1) Investments existing on the Closing Date and identified in Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

                      (2)      Cash Equivalent Investments;

                      (3)      Investments by any Borrower in any of its
                             wholly-owned U.S. Subsidiaries (including
                             Investments made for purposes of creating newly formed wholly-owned U.S. Subsidiaries), or by any such wholly-owned U.S. Subsidiary in any of its wholly-owned U.S. Subsidiaries or in any Borrower;

                      (4) other Investments in an aggregate amount at any one time not to exceed (x) $10,000,000 or (y) if the Leverage Ratio (determined on a pro forma basis by giving effect to such Investment as if consummated as of the beginning of the period for which the Leverage Ratio is being computed) is less than 3.50:1 for the two consecutive Fiscal Quarters immediately preceding any such Investment, $20,000,000; provided that all amounts permitted pursuant to this clause (d) shall be reduced, dollar for dollar, by the aggregate amount of payments made pursuant to clause (f) of Section 7.2.6; and

                      (5) Investments in the form of advances or loans to employees in an aggregate principal amount not to exceed $1,500,000 at any time outstanding during the first four full Fiscal Quarters following the Closing Date and, thereafter, in an aggregate principal amount not to exceed $1,000,000 at any time outstanding;

provided, however, that (i) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements, and (ii) no Investment otherwise permitted by clause (c), (d) or (e) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

        SECTION              vi.      Restricted Payments, etc.  On and at
                                    all times after the Closing Date:

                      (1) the Borrowers will not declare, pay or make any payment, dividend or distribution (in cash, property or obligations) on any shares of any class of Capital Stock (now or hereafter outstanding) of any Borrower or on or in respect of any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of any Borrower (other than dividends or distributions payable in its Capital Stock or warrants to purchase its Capital Stock or splitups or reclassifications of its Capital Stock into additional or other shares of its Capital Stock) or apply, or permit any of their Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of their Subsidiaries to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of any Borrower, or warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of any Borrower;

                      (2) the Borrowers will not, and will not permit any of their Subsidiaries to (i) make any payment or prepayment of principal of, or make any payment of interest on, any Subordinated Debt on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Subordinated Debt, or which would violate the subordination provisions of such Subordinated

                             Debt, or (ii) redeem, purchase or defease, any Subordinated Debt; and

                      (3)      the Borrowers will not, and will not permit
                             any Subsidiary to, make any deposit for any of the foregoing purposes;

provided, however, that,

               (d) notwithstanding clause (a) above, the Parent shall be permitted to make payments to purchase, redeem, acquire or otherwise retire for value shares of the Preferred Stock issued in connection with the Equity Issuance with Net Debt Proceeds of the Permitted Senior Subordinated Debt in an aggregate amount not to exceed $25,000,000, so long as (i) no Default shall have occurred and be continuing on the date such payment is made or would result from the making of such payment,
        (ii) after giving effect to such payment the Borrowers would be in pro forma compliance with the covenants set forth in Section 7.2.4 for the most recent full Fiscal Quarter immediately preceding the date of such payment, and (iii) an Authorized Officer of each Borrower shall have delivered a certificate to the Agents in form and substance satisfactory to the Agents (including a calculation of the compliance with the covenants set forth in Section 7.2.4) certifying as to accuracy of clauses (d)(i) and (d)(ii) above;

               (e) notwithstanding clause (a) above, upon the consummation of an Initial Public Offering by the Parent, and after giving effect to the application of the Net Equity Proceeds received therefrom in accordance with clause (e) of Section 3.1.1, if the Leverage Ratio is less than 2.50:1 and no Defaults have occurred and are continuing or would occur after giving effect to this clause (e), the Parent may use any remaining Net Equity Proceeds from such Initial Public Offering to repurchase its outstanding Preferred Stock;

               (f) notwithstanding clause (a) above, payments may be made by the Parent in respect of stock options or in respect of the Capital Stock of the Parent issued upon the exercise of such stock options to the holders thereof pursuant to the Parent Stock Option Plan if (i) the Leverage Ratio for each of the two full Fiscal Quarters immediately preceding any such payment was less than 3.50:1, (ii) the aggregate amount of all payments made since the Closing Date pursuant to this clause (f) would not exceed $10,000,000 and (iii) no

        Defaults have occurred and are continuing or would occur as a result of any such payment; and

               (g) the Borrowers and their Subsidiaries shall be permitted to make payments to Triarc pursuant to the Tax Sharing Agreement (provided that the Tax Sharing Agreement provides for payments to Triarc by the Borrowers and/or their Subsidiaries during each taxable year in respect of the tax liabilities of the Parent and its Subsidiaries in amounts determined, in a manner substantially similar to the method provided in the Tax Sharing Agreement in effect on the date hereof, as if the Parent and its Subsidiaries were a separate affiliated group (within the meaning of section 1504(a)(1) of the Code) that filed a separate consolidated federal income tax return and, if applicable, consolidated or combined tax returns under state and/or local law).

        SECTION              vii.     Capital Expenditures, etc.  The
                                      -------------------------
                                    Borrowers will not, and will not permit
                                    any of their Subsidiaries to, make or
                                    commit to make Capital Expenditures in
                                    any fiscal period set forth below,
                                    except Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such fiscal period:

        Closing Date
        through 1997 Fiscal Year end                          $5,000,000

        1998 Fiscal Year                                      $8,000,000

        1999 Fiscal Year                                      $9,000,000

        2000 Fiscal Year and each
        Fiscal Year thereafter                               $10,000,000;

provided, however, that to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to this Section exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount (up to 50% of the total amount of Capital Expenditures permitted to be made in such Fiscal Year, without giving effect to any carry-forward) may be carried forward to (but only to) the next succeeding Fiscal Year (any such amount to be certified by the Borrowers to the Agents in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal Year, and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to the Borrowers and their Subsidiaries using the amount of Capital Expenditures permitted by this Section in such succeeding Fiscal Year without giving effect to such carry-forward).

        SECTION              viii.            Consolidation, Merger, etc.  The
                                              --------------------------
                                            Borrowers will not, and will not
                                            permit any of their Subsidiaries
                                            which are Material Obligors to,
                                            liquidate or dissolve, consolidate
                                            with, or merge into or with, any
                                            other corporation, or purchase or
                                            otherwise acquire all or
                                            substantially all of the assets of
                                            any Person (or of any division
                                            thereof) except

                      (1) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Parent, Mistic, Snapple or any wholly-owned U.S. Subsidiary of any Borrower, and the assets or stock of any such Subsidiary may be purchased or otherwise acquired by the Parent, Mistic, Snapple or any other wholly-owned U.S. Subsidiary of any Borrower; and

                      (2) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrowers or any of their Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger, if permitted (without duplication) by Section 7.2.7 to be made as a Capital Expenditure, or if permitted (without duplication) by Section 7.2.5 to be made as an Investment.

        SECTION              ix.      Asset Dispositions, etc.  The
                                      -----------------------
                                    Borrowers will not, and will not permit
                                    any of their Subsidiaries to, sell,
                                    transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and

                                    Capital  Stock  of   Subsidiaries)   to  any
                                    Person, except as described below:

                      (1)      such sale, transfer, lease, contribution or
                             conveyance is in the ordinary course of its business or is permitted by Section 7.2.8;

                      (2) (i) such sale, transfer, lease, contribution or conveyance of such assets is for fair market value and (other than in connection with a sale, transfer, lease, contribution or conveyance of Snapple's interest in Select) the consideration consists of no less than 80% in cash, (ii) the net book value of such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed pursuant to this clause (b) since the Closing Date, does not exceed (individually or in the aggregate) $30,000,000 over the term of this Agreement and (iii) the Net Disposition Proceeds generated from such sale, transfer, lease, contribution or conveyance are applied as Net Disposition Proceeds to prepay the Loans pursuant to the terms of clause (c) of
                             Section 3.1.1 and Section 3.1.2; or

               (c) such sale, transfer, lease, contribution or conveyance is a payment on or in respect of stock options issued pursuant to the Parent Stock Option Plan and is of the type described in clause (k) of Section
        7.2.2 or is permitted pursuant to clause (f) of Section 7.2.6.

        SECTION              x.       Modification of Certain Agreements.
                                      ----------------------------------
                                    The Borrowers will not consent to any
                                    amendment, supplement or other
                                    modification of any of the terms or
                                    provisions contained in, or applicable
                                    to, any of the Stock Purchase Agreement, the Refinancing Documents, the Tax Sharing Agreement or any document or instrument evidencing or applicable to any Subordinated Debt, other than any amendment, supplement or other modification which extends the date or reduces the amount of any required repayment or redemption.

        SECTION              xi.      Transactions with Affiliates.  The
                                      ----------------------------
                                    Borrowers will not, and will not permit
                                    any of their Subsidiaries to, enter
                                    into, or cause, suffer or permit to
                                    exist any arrangement or contract with
                                    any of its other Affiliates unless such
                                    arrangement or contract is fair and
                                    equitable to such Borrower or such
                                    Subsidiary and is an arrangement or
                                    contract of the kind which would be
                                    entered into by a prudent Person in the
                                    position of such Borrower or such
                                    Subsidiary with a Person which is not
                                    one of its Affiliates; provided,
                                    however, that

               (a) within 180 days of the end of each Fiscal Year, the Borrowers shall be permitted to pay management fees to Triarc for management services rendered during such Fiscal Year then ended; provided, that, with respect to any such Fiscal Year, management fees paid pursuant to this clause (a) shall not exceed the lesser of (i) $6,000,000 and (ii) the sum of (x) $3,000,000 plus (y) the Excess Amount;

               (b) the Borrowers and their Subsidiaries shall be permitted to enter into and to make payments pursuant to the Tax Sharing Agreement as and to the extent permitted under Section 7.2.6; and

               (c) the Borrowers shall be permitted to enter into one or more agreements with Royal Crown Company, Inc. pursuant to which one or more Borrowers shall provide management services to, and receive payments from, Royal Crown Company, Inc.;

so long as, in the case of clause (a), (x) no Default shall have occurred and be continuing on the date any such payment is made or would result from the making of any such payment, (y) after giving effect to any such payment the Borrowers would be in pro forma compliance with the covenants set forth in Section 7.2.4 for the most recent full Fiscal Quarter immediately preceding the date of such payment, and (z) an Authorized Officer of each Borrower shall have delivered a certificate to the Agents in form and substance satisfactory to the Agents (including a calculation of the compliance with the covenants set forth in Section 7.2.4) certifying as to accuracy of clauses (x) and (y) above.

        SECTION              xii.     Negative Pledges, Restrictive
                                      -----------------------------
                                    Agreements, etc.  The Borrowers will
                                    ---------------
                                    not, and will not permit any of their
                                    Subsidiaries to, enter into any
                                    agreement (excluding this Agreement, any
                                    other Loan Document, any agreement
                                    governing any Indebtedness permitted by
                                    clauses (b) and (c) of Section 7.2.2 as
                                    -----------     ---    -------------
                                    in effect on the Closing Date or by
                                    clause (f) of Section 7.2.2 as to the
                                    ----------    -------------
                                    assets financed with the proceeds of
                                    such Indebtedness and any agreement in
                                    respect of any Assumed Restricted Debt
                                    provided such Indebtedness does not
                                    exceed $5,000,000 in aggregate principal amount at any time outstanding) prohibiting (i) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of any Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document, or (ii) the ability of any Subsidiary to make any payments, directly or indirectly, to any Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to any Borrower.

        SECTION              xiii.            Sale and Leaseback.  The
                                              ------------------
                                            Borrowers will not, and will not
                                            permit any of their Subsidiaries
                                            to, enter into any agreement or
                                            arrangement with any other Person
                                            providing for the leasing by any
                                            Borrower or any of its Subsidiaries
                                            of real or personal property having
                                            a fair market value of more than
                                            $5,000,000 in the aggregate at any
                                            time outstanding which has been or
                                            is to be sold or transferred by any
                                            Borrower or any of its Subsidiaries
                                            to such other Person or to any
                                            other Person to whom funds have
                                            been or are to be advanced by such
                                            Person on the security of such
                                            property or rental obligations of
                                            any Borrower or any of its
                                            Subsidiaries.


                                   ARTICLE 8.

                                EVENTS OF DEFAULT

        SECTION       a.       Listing of Events of Default.  Each of the
                             following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

        SECTION              i.       Non-Payment of Obligations.  (a) Any
                                      --------------------------
                                    Borrower shall default in the payment or prepayment when due of any principal of any Loan, (b) any Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any interest on any Loan, (c) any Borrower shall default in the payment when due of any Reimbursement Obligation, or (d) any Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any fee or the payment of any other Obligation.

        SECTION              ii.      Breach of Warranty.  Any
                                      ------------------
                                    representation or warranty of any
                                    Borrower or any other Obligor made or
                                    deemed to be made hereunder or in any
                                    other Loan Document executed by it or
                                    any other writing or certificate
                                    furnished by or on behalf of any
                                    Borrower or any other Obligor to the
                                    Agents or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to
                                    Article V) is or shall be incorrect when made in any material respect.

        SECTION              iii.     Non-Performance of Certain Covenants
                                    and Obligations.  Any Borrower shall
                                    default in the due performance and
                                    observance of any of its obligations
                                    under Section 7.1.1, Section 7.1.9 or
                                    Section 7.2.

        SECTION              iv.      Non-Performance of Other Covenants and
                                      --------------------------------------
                                    Obligations.  Any Borrower or any other
                                    -----------
                                    Obligor shall default in the due
                                    performance and observance of any other
                                    agreement contained herein or in any
                                    other Loan Document executed by it, and
                                    such default shall continue unremedied
                                    for a period of 30 days after notice
                                    thereof shall have been given to the
                                    Borrower by the Administrative Agent or
                                    any Lender.

        SECTION              v.       Default on Other Indebtedness.  A
                                      -----------------------------
                                    default shall occur in the payment when
                                    due (subject to any applicable grace
                                    period), whether by acceleration or
                                    otherwise, of any Indebtedness (other
                                    than Indebtedness described in
                                    Section 8.1.1) of any Borrower or any of
                                    -------------
                                    its Subsidiaries or any other Obligor
                                    having a principal amount, individually
                                    or in the aggregate, in excess of
                                    $5,000,000, or a default shall occur in
                                    the performance or observance of any
                                    obligation or condition with respect to
                                    such  Indebtedness  if the  effect  of  such
                                    default is to accelerate the maturity of any
                                    such  Indebtedness  or  such  default  shall
                                    continue   unremedied   for  any  applicable
                                    period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

        SECTION              vi.      Judgments.  Any judgment or order for
                                      ---------
                                    the payment of money in excess of
                                    $5,000,000 shall be rendered against any Borrower or any of its Subsidiaries or any other Obligor and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (i) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

        SECTION              vii.     Pension Plans.  Any of the following
                                      -------------
                                    events shall occur with respect to any
                                    Pension Plan (i) the institution of any
                                    steps by such Borrower, any member of
                                    its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, such Borrower or any such member could reasonably be expected to be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $5,000,000, or (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under
                                    Section 302(f) of ERISA.

        SECTION              viii.            Change in Control.  Any Change in
                                            Control shall occur.

        SECTION              ix.      Bankruptcy, Insolvency, etc.  Any
                                    Borrower, any of its U.S. Subsidiaries
                                    or any other Subsidiary that is a
                                    Material Obligor of any Borrower shall

                      (1)      become insolvent or generally fail to pay,
                             or admit in writing its inability or
                             unwillingness to pay, debts as they become due;

                      (2) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for any Borrower or any such Subsidiary or any property of any thereof, or make a general assignment for the benefit of creditors;

                      (3) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for any Borrower or any such Subsidiary or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that each Borrower and each such Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

                      (4) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of any Borrower or any such Subsidiary, and, if any such case or proceeding is not commenced by a Borrower or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by such Person or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that each Borrower and each such Subsidiary hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                      (5)      take any action authorizing, or in
                             furtherance of, any of the foregoing.

        SECTION              x.       Impairment of Security, etc.  (a) Any
                                      ---------------------------
                                    Loan Document, or any Lien granted
                                    thereunder, shall (except in accordance
                                    with its terms), in whole or in part,
                                    terminate, cease to be effective or
                                    cease to be the legally valid, binding
                                    and enforceable obligation of any
                                    Obligor party thereto; (b) any Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or (c) any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

        SECTION       b.       Action if Bankruptcy.  If any Event of
                               --------------------
                             Default described in clauses (a) through (d)
                                                  -----------         ---
                             of Section 8.1.9 shall occur, the Commitments
                                -------------
                             (if not theretofore terminated) shall
                             automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

        SECTION       c.       Action if Other Event of Default.  If any
                               --------------------------------
                             Event of Default (other than any Event of
                             Default described in  clauses (a) through (d)
                                                   -----------         ---
                             of Section 8.1.9) shall occur for any reason,
                                -------------
                             whether voluntary or involuntary, and be
                             continuing, the Administrative Agent, upon
                             the direction of the Required Lenders, shall
                             by notice to the Parent declare all or any
                             portion of the outstanding principal amount
                             of the Loans and other Obligations to be due and payable, require the Borrowers to provide cash collateral to be deposited with the Administrative Agent in an amount equal to the Letter of Credit Outstandings and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, the Borrowers shall deposit with the Administrative Agent cash collateral in an amount equal to the Letter of Credit Outstandings and/or, as the case may be, the Commitments shall terminate.


                                   ARTICLE 9.

                                   THE AGENTS

        SECTION       a.       Actions.  Each Lender hereby appoints DLJ
                               -------
                             as its Syndication Agent, Morgan Stanley as
                             its Documentation Agent and BNY as its
                             Administrative Agent under and for purposes
                             of this Agreement, the Notes and each other
                             Loan Document.  Each Lender authorizes the
                             Agents to act on behalf of such Lender under
                             this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agents
                             (with respect to which each of the Agents
                             agrees that it will comply, except as
                             otherwise provided in this Section or as
                             otherwise advised by counsel), to exercise
                             such powers hereunder and thereunder as are
                             specifically delegated to or required of the
                             Agents by the terms hereof and thereof,
                             together with such powers as may be
                             reasonably incidental thereto.  The Agents
                             shall in all cases be fully protected in
                             acting, or refraining from acting, in
                             accordance with written instructions signed
                             by the Required Lenders and except as
                             otherwise specifically provided herein, such
                             instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. No Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrowers on account of the failure of or delay in performance or breach by any other Agent or any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any Lender, any other Agent or any Borrower of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agents, pro rata according to such Lender's percentage of the Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, any of the Agents in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which any Agent is not reimbursed by the Borrowers; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from such Agent's gross negligence or wilful misconduct. The Agents shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless each Agent is indemnified hereunder to its satisfaction. If any indemnity in favor of any of the Agents shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. Each Agent may execute any and all duties hereunder by or through agents, attorneys-in-fact or employees and shall be entitled to rely upon the advice of legal counsel, accountants or experts selected by each of them in good faith and with reasonable care with respect to all matters arising hereunder. The Lenders and the Agents hereby acknowledge that no Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders. The Issuer shall act on behalf of the Lenders with respect to all Letters of Credit and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Lenders to act for the Issuer with respect thereto.

        SECTION       b.       Funding Reliance, etc.  Unless the
                               ---------------------
                             Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and each Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrowers to the date such amount is repaid to the Administrative Agent,
                             (i) if from a Lender, at the Federal Funds

                             Rate for the first three days and thereafter at the Alternate Base Rate, and (ii) if from the Borrowers, at the interest rate applicable at the time to Loans comprising such Borrowing.

        SECTION       c.       Exculpation.  Neither the Agents, the
                               -----------
                             Arranger, the Co-Arranger nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrowers or any Obligor of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. The Issuer shall have all the benefits and immunities (i) provided to the Agents in this Article IX with respect to any acts taken or omissions suffered by the Issuer in connection with Letters of Credit issued or proposed to be issued by it and the Letter of Credit applications and related documents as fully as if the term "Agents", as used in this Article IX, included the Issuer with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuer.

        SECTION       d.       Successor.  The Syndication Agent may
                             resign as such upon one Business Days' notice
                             to the Parent and the Administrative Agent.
                             The Documentation Agent may resign as such
                             upon one Business Days' notice to the Parent, the Syndication Agent and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Parent, the Syndication Agent, the Documentation Agent and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may, with the prior consent of the Parent (which consent shall not be unreasonably withheld or delayed), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as an Agent, the provisions of

                      (1)      this Article IX shall inure to its benefit
                             as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement; and

                      (2)      Section 10.3 and Section 10.4 shall
                             continue to inure to its benefit.

        SECTION       e.       Loans or Letters of Credit Issued by the
                               ----------------------------------------
                             Agents.  Each Agent shall have the same
                             ------
                             rights and powers with respect to (x) the Loans made by it or any of its Affiliates,
                             (y) the Notes held by it or any of its
                             Affiliates, and (z) its participating
                             interests in the Letters of Credit as any other Lender and may exercise the same as if it were not an Agent. Each Agent and each of their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrowers or any Subsidiary or Affiliate of the Borrowers as if such Agent were not an Agent hereunder.

        SECTION       f.       Credit Decisions.  Each Lender acknowledges
                               ----------------
                             that it has, independently of the Agents, the Arranger, the Co-Arranger and each other Lender, and based on such Lender's review of the financial information of the Borrowers, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agents, the Arranger, the Co-Arranger and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

        SECTION       g.       Copies, etc.  The Administrative Agent
                             shall give prompt notice to each Lender of
                             each notice or request required or permitted to be given to the Administrative Agent by the Borrowers pursuant to the terms of this Agreement (unless concurrently required to be delivered to the Lenders by the Borrowers). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrowers for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.


                                   ARTICLE 10.

                            MISCELLANEOUS PROVISIONS

        SECTION       a.       Waivers, Amendments, etc.  The provisions
                               ------------------------
                             of this Agreement and of each other Loan
                             Document may from time to time be amended,
                             modified or waived, if such amendment,
                             modification or waiver is in writing and
                             consented to by the Borrowers and the
                             Required Lenders; provided, however, that no
                                               --------  -------
                             such amendment, modification or waiver which would:

                      (1) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

                      (2) modify this Section 10.1, change the definition of "Required Lenders", increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in Article III, release any Guarantor from its obligations under its Guaranty or release all or substantially all of the collateral security, except as otherwise specifically provided in any Loan Document or extend the Revolving Loan Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note;

                      (3) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan or any Reimbursement Obligation (or reduce the principal amount of or rate of interest on any Loan or any Reimbursement Obligation) shall be made without the consent of the holder of that Note evidencing such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation;

                      (4)      affect adversely the interests, rights or
                             obligations of the Issuer qua the Issuer shall be made without the consent of the Issuer;

                      (5) affect adversely the interests, rights or obligations of any Agent, the Arranger or the Co-Arranger (in its capacity as such) shall be made without consent of such Agent, the Arranger or the Co-Arranger, as the case may be; or

                      (6) modify clause (a)(i) of Section 3.1.1 or clause (b) of Section 3.1.2 without the consent of the holders of the Notes evidencing at least 51% of the aggregate amount of Loans outstanding under the Tranche or Tranches affected by such modification, or, in the case of a modification affecting the Revolving Loan Commitment Amount, the Lenders holding at least 51% of the Revolving Loan Commitments.

No failure or delay on the part of any Agent, the Issuer, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

        SECTION       b.       Notices.  All notices and other
                               -------
                             communications provided to any party hereto
                             under this Agreement or any other Loan
                             Document shall be in writing or by facsimile
                             and addressed, delivered or transmitted to
                             such party at its address or facsimile number set forth opposite its name on Schedule II
                                                            -----------
                             hereto under the applicable column heading or as set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties, with a copy, in the case of any notice to the Borrowers, to Triarc Companies, Inc., 280 Park Avenue -- 41st Floor, New York, NY 10017, Attention: General Counsel, Facsimile:
                             (212) 451-3216. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (telephonic confirmation in the case of facsimile).

        SECTION       c.       Payment of Costs and Expenses.  The
                             Borrowers hereby jointly and severally agree to pay on demand all expenses of each of the Agents (including the reasonable fees and out-of-pocket expenses of counsel to the Agents) in connection with

                      (1)    the  syndication  by  the  Syndication  Agent,  the
                             Arranger and the Co-Arranger of the Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are
                                  consummated;

                      (2) the filing, recording, refiling or rerecording of each Mortgage, each Pledge Agreement and each Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Mortgage, the Pledge Agreement or the Security Agreement; and

                      (3)      the preparation and review of the form of
                             any document or instrument relevant to this Agreement or any other Loan Document.

The Borrowers further jointly and severally agree to pay, and to save the Agents and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, the issuance of the Notes, the issuance of the Letters of Credit, or any other Loan Documents. The Borrowers jointly and severally agree to reimburse each Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by such Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

        SECTION       d.       Indemnification.  In consideration of the
                               ---------------
                             execution and delivery of this Agreement by
                             each Lender and the extension of the
                             Commitments, the Borrowers hereby jointly and severally indemnify, exonerate and hold each Agent, the Arranger, the Co-Arranger, the Issuer and each Lender and each of their respective partners, trustees, officers, directors, employees and agents (collectively, the "Indemnified Parties")
                                                 -------------------
                             free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith

                             (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                      (1)      any transaction financed or to be financed
                             in whole or in part, directly or indirectly, with the proceeds of any Loan or the use of any Letter of Credit;

                      (2) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of any Borrower as the result of any determination by the Required Lenders pursuant to Article V not to make any Credit Extension);

                      (3) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not such Agent, such Arranger, the Issuer or such Lender is party thereto;

                      (4) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by any Borrower or any of its Subsidiaries of any Hazardous Material; or

                      (5) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by any Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental
                             Law), regardless of whether
                    caused by, or within the control of, such
                          Borrower or such Subsidiary,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. Each Obligor and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, any Agent, any Arranger or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or wilful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, such Obligor's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of such Obligor, to the extent permitted under applicable law, with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, such Obligor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

        SECTION       e.       Survival.  The obligations of the Borrowers
                               --------
                             under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and
                                   ------------  ---  ---  ---  ----
                             10.4, and the obligations of the Lenders
                             ----
                             under Section 4.6, Section 4.8, Section 9.1
                                   -----------  -----------  -----------
                             and Section 10.12, shall in each case survive
                                 -------------
                             any termination of this Agreement, the
                             payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

        SECTION       f.       Severability.  Any provision of this
                               ------------
                             Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION       g.       Headings.  The various headings of this
                             Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

        SECTION       h.       Execution in Counterparts, Effectiveness,
                               -----------------------------------------
                             etc.  This Agreement may be executed by the
                             ---
                             parties hereto in several counterparts, each
                             of which shall be deemed to be an original
                             and all of which shall constitute together
                             but one and the same agreement.  This
                             Agreement, and the amendments and
                             modifications contained herein, shall be and
                             become effective on the date when each of the conditions set forth in this Section 10.8
                                                          ------------
                             shall have been fulfilled to the satisfaction of each of the Agents, each of the Lenders, and the Issuer.

        SECTION              i.       Execution of Counterparts.  The
                                      -------------------------
                                    Syndication Agent shall have received
                                    counterparts of this Agreement, duly
                                    executed and delivered on behalf of each Borrower, the Syndication Agent, the Documentation Agent, the Administrative Agent, each Lender and the Issuer.

        SECTION              ii.      Notes.  The Administrative Agent shall
                                      -----
                                    have received, for the account of each
                                    Lender, such Lender's replacement Notes,
                                    dated the Amendment Effective Date, each
                                    duly completed and executed by an
                                    Authorized Officer of each Borrower and
                                    conforming to the requirements of
                                    Section 2.7 of this Agreement.  In
                                    -----------
                                    addition, each Existing Lender shall
                                    have delivered to the Administrative
                                    Agent each of its existing Notes, and
                                    the Administrative Agent shall have
                                    marked such notes "replaced" and
                                    returned them to the Parent, on behalf
                                of the Borrowers.

        SECTION              iii.     Receipt of Funds.  All of the funds
                                    required to have been received by the
                                    Administrative Agent pursuant to Section
                                    10.16.2(f) of this Agreement shall have
                                    been received.

        SECTION              iv.      Legal Details, etc.   All documents
                                      ------------------
                                    executed or submitted pursuant hereto
                                    shall be satisfactory in form and
                                    substance to the Agents.  The Agents
                                    shall have received all information and
                                    such counterpart originals or such
                                    certified or other copies or such
                                    materials as the Agents may reasonably
                                    request, and all legal matters incident
                                    to the transactions contemplated by this Agreement shall be satisfactory to the Agents.

        SECTION       i.       Governing Law; Entire Agreement.  THIS
                               -------------------------------
                             AGREEMENT, THE NOTES AND EACH OTHER LOAN
                             DOCUMENT SHALL EACH BE DEEMED TO BE A
                             CONTRACT MADE UNDER AND GOVERNED BY THE
                             INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        SECTION       j.       Successors and Assigns.  This Agreement
                             shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                      (1)      no Borrower may assign or transfer its
                             rights or obligations hereunder without the prior written consent of the Agents and all Lenders; and

                      (2)      the rights of sale, assignment and transfer
                             of the Lenders are subject to Section 10.11.

        SECTION       k.       Sale and Transfer of Loans and Notes;
                             Participation in Loans and Notes.  Each
                             Lender may assign, or sell participation in, its Loans and Commitments to one or more other Persons in accordance with this
                             Section 10.11.

        SECTION              i.       Assignments.  Any Lender,

                      (1) with the prior written consents of the Parent, the Agents and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) each Issuer (which consents shall not be unreasonably delayed or withheld and which consents of the Agents and each Issuer shall not be required in the case of assignments made by or to DLJ, Morgan Stanley, the Administrative Agent or any of their Affiliates and which consent of the Parent shall not be required if an Event of Default under Section 8.1.1 or Section 8.1.9 shall have occurred and be continuing) may at any time assign and delegate to one or more commercial banks or other financial institutions, and

                      (2) with notice to the Parent, the Agents and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) each Issuer, but without the consent of the Parent or the Agents, may assign and delegate to any of its Affiliates or to any other Lender or to any Person whose investment manager or investment advisor is the investment manager or investment advisor of such Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans, participations in Letters of Credit and Letter of Credit Outstandings with respect thereto and Commitments (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans and participations in Letters of Credit, of a constant, and not a varying, percentage), in a minimum aggregate amount of (i) $1,000,000 (if such assignment and delegation is to a then existing Lender) and (ii) $2,000,000 (if such assignment and delegation is to a Person not then a Lender) or the then remaining amount of a Lender's Loans and Commitments; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 4.6 and further, provided, however, that, the Borrowers, each other Obligor and the Agents shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                      (3) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Parent and the Agents by such Lender and such Assignee Lender,

                      (4)      such Assignee Lender shall have executed
                             and delivered to the Parent and the Agents a Lender Assignment Agreement, accepted by the Agents (if required), and

                      (5)      the processing fees described below shall
                             have been paid.

From and after the date that the Agents accept such Lender Assignment Agreement,
(x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the Parent shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Parent. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender
Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and void. Nothing contained in this Section 10.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans) under this Agreement and/or its Loans and/or its Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then the Issuer shall have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

        SECTION              ii.      Participations.  Any Lender may at any
                                      --------------
                                    time sell to one or more commercial
                                    banks or other Persons (each of such
                                    commercial banks and other Persons being
                                    herein called a "Participant")
                                                     -----------
                                    participating interests (or a sub-
                                    participating interest, in the case of a
                                    Lender's participating interest in a
                                    Letter of Credit) in any of the Loans,
                                    Commitments, or other interests of such
                                    Lender hereunder; provided, however,
                                                      --------  -------
                                    that

                      (1) no participation or sub-participation contemplated in this Section 10.11.2 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

                      (2)      such Lender shall remain solely responsible
                             for the performance of its Commitments and such other obligations,

                      (3) the Borrowers and each other Obligor and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

                      (4) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, agree to (i) any reduction in the interest rate or in the amount of fees that such Participant is otherwise entitled to, (ii) a decrease in the principal amount, or an extension of the Stated Maturity Date, of any Loan in which such Participant has purchased a participating interest or (iii) release all or substantially all of the collateral security under the Loan Documents or any Guarantor from its obligations under its Guaranty, in each case except as otherwise specifically provided in a Loan Document, and


                      (5) no Borrower shall be required to pay any amount under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrowers acknowledge and agree, subject to clause (e) above, that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3, 10.4
and 10.12, shall be considered a Lender.

        SECTION       l.       Confidentiality.  The Lenders shall hold
                               ---------------
                             all non-public information obtained pursuant
                             to the requirements of this Agreement in
                             accordance with their customary procedures
                             for handling confidential information of this nature and in accordance with safe and sound banking or investment practices (as applicable) and in any event may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee, participant or
                                    ---- ----
                             assignee or to any direct or indirect
                             contractual counterparties in swap agreements or such contractual counterparties' professional advisors provided that such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder, or as required or requested by any governmental agency, bank regulator or insurance company regulator or representative thereof or pursuant to legal process; provided, however, that
                                      --------  -------

                      (1) unless specifically prohibited by applicable law or court order, each Lender shall notify the Parent of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

                      (2)    prior  to any  such  disclosure  pursuant  to  this
                             Section 10.12, each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

                             (a)      to be bound by this Section 10.12; and

                             (b) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 10.12; and

                      (3) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrowers or any Subsidiary.

        SECTION       m.       Other Transactions.  Nothing contained
                               ------------------
                             herein shall preclude the Agents, the
                             Arranger, the Co-Arranger or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Borrower or any of its Affiliates in which such Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

        SECTION       n.       Forum Selection and Consent to
                             Jurisdiction.  ANY LITIGATION BASED HEREON,
                             OR ARISING OUT OF, UNDER, OR IN CONNECTION
                             WITH, THIS AGREEMENT OR ANY OTHER LOAN
                             DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN)

                             OR ACTIONS OF THE AGENTS, THE ISSUER, THE ARRANGER, THE CO-ARRANGER, THE LENDERS OR THE BORROWERS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWERS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        SECTION       o.       Waiver of Jury Trial.  THE AGENTS, THE
                             ISSUER, THE ARRANGER, THE CO-ARRANGER, THE
                             LENDERS AND THE BORROWERS HEREBY KNOWINGLY,
                             VOLUNTARILY AND INTENTIONALLY WAIVE ANY
                             RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN
                             RESPECT OF ANY LITIGATION BASED HEREON, OR

                             ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE ISSUER, THE ARRANGER, THE CO-ARRANGER, THE LENDERS OR THE BORROWERS. THE BORROWERS ACKNOWLEDGE AND AGREE THAT THEY HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH ANY BORROWER IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE ISSUER, THE ARRANGER, THE CO-ARRANGER AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

        SECTION 10.16. Reallocation and Assignment of Existing Loans and Existing Revolving Loan Commitments. Subject to the terms and conditions set forth in this Section 10.16 and Section 10.8, each Existing Lender agrees, severally and for itself alone, to assign a portion of its Existing Loans and Existing Revolving Loan Commitments in accordance with this Section 10.16.

        SECTION 10.16.1. Reallocation and Assignments. Each of the Agents, the Lenders and the Issuer agrees that upon the occurrence of the Amendment Effective Date,

               (a) each of the Existing Lenders shall be deemed to have sold and assigned to the Syndication Agent that portion of such Existing Lender's Existing Term Loans, Existing Revolving Loans and Existing Revolving Loan Commitment which is in excess of the amount of such Existing Lender's Percentage of the Term Loans, the Revolving Loans and the Revolving Loan Commitment, respectively, after giving effect to the reallocations and assignments pursuant to this Section 10.16.1, to be in each case as set forth on Schedule II hereto;

               (b) the Syndication Agent shall be deemed to have (i) purchased and assumed that portion of the Existing Term Loans, the Existing Revolving Loans and the Existing Revolving Loan Commitment, respectively, of each Existing Lender which are being sold pursuant to clause (a) above and (ii) reallocated, sold and assigned such portions to the Lenders who are not Existing Lenders, and such Lenders shall be deemed to have purchased and assumed such portions being so sold and assigned, in such a manner and in such amounts so as to cause each such Lender's Percentage of all Loans, including the portions thereof being sold to such Lender pursuant to this paragraph, to be in each case as set forth on Schedule II hereto.

        SECTION 10.16.2.  Additional Provisions for Reallocations
and Assignments.

               (a) Each Existing Lender hereby represents and warrants to the Syndication Agent and each Lender that, immediately before the Amendment Effective Date, (i) its Existing Term Loans, Existing Revolving Loans and Existing Revolving Loan Commitment are in the amounts set forth on
        Schedule III hereto and that it is the legal and beneficial owner thereof; and (ii) to the extent that such Existing Lender is making a sale and assignment pursuant to Section 10.16.1, the rights and interests being assigned and sold are free and clear of any adverse claim or encumbrance created by such Existing Lender (other than any encumbrance to be released automatically upon receipt of payment in respect of such sale and assignment), and without recourse or representation or warranty of any kind whatsoever except for the representations and warranties set forth in this Section 10.16.2.

               (b) Each of the Lenders (other than the Existing Lenders) hereby acknowledges and agrees that (i) other than the representations and warranties contained in clause (a) above, none of the Arrangers, the Agents, the Issuer or any Existing Lender have made representations or warranties or assumed any responsibility with respect to (x) any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document, or (y) the financial condition of the Borrowers or any other Obligor or the performance by the Borrowers or any other Obligor of the Obligations; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; and (iii) it has made and continues to make its own credit decisions in taking or not taking action under this Agreement, independently and without reliance upon any Arranger, any Agent, the Issuer or any Existing Lender (other than itself, if applicable).

               (c) The Borrowers, the Agents, the Lenders and the Issuer agree that each Existing Lender which is making a sale and assignment pursuant to clause (a) of Section 10.16.1 shall, as of the Amendment Effective Date, relinquish its rights and be discharged and released from its obligations under this Agreement to the extent of the rights and interests so sold and assigned.

               (d) The Borrowers, the Agents, the Lenders and the Issuer also agree that the Syndication Agent shall, as of the Amendment Effective Date, relinquish its rights and be discharged and released from its obligations under this Agreement to the extent of the rights and interests sold and assigned by it to the Lenders pursuant to Section 10.16.1(b)(ii).

               (e) Concurrently with the occurrence of the Amendment Effective Date, (i) each Lender which is purchasing any portion of the Existing Term Loans, the Existing Revolving Loans and the Existing Revolving Loan Commitments pursuant to Section 10.16.1(b)(ii) shall deliver to the Administrative Agent immediately available funds in the full amount of the purchase made by it, and (ii) the Administrative Agent shall, to the extent of the funds so received, disburse such funds to the Existing Lenders which are making sales and assignments pursuant to Section 10.16.1(a) in the amount of the portions so sold and assigned.

        SECTION 10.16.3. Lender Assignment Agreement, etc. The provisions of this Section 10.16 shall be deemed to operate as a Lender Assignment Agreement executed in accordance with all of the terms and provisions of this Agreement.
Schedule II hereto contains the notice address of all Lenders.

        SECTION 10.16.4. Obligations under Loan Documents. As of the Amendment Effective Date, DLJ hereby assigns to BNY, in its capacity as Administrative Agent, and BNY, in its capacity as Administrative Agent, hereby assumes from DLJ, all of DLJ's rights, responsibilities and obligations under the Pledge Agreements, the Security Agreements and the Guaranty, and DLJ shall have no further rights, responsibilities or obligations under such Loan Documents other than any rights which by their express terms survive the termination of such Loan Documents.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                          SNAPPLE BEVERAGE CORP.


                                          By:    Ernest C. Cavallo
                                          Title:

                                          Address: 709 Westchester Avenue
                                                   White Plains, NY 10604

                                          Facsimile No.: (914) 397-9220

                                          Attention: President



                                          MISTIC BRANDS, INC.


                                          By:    Ernest C. Cavallo
                                          Title:

                                          Address: 709 Westchester Avenue
                                                   White Plains, NY 10604

                                          Facsimile No.: (914) 397-9220

                                          Attention: President



                                          TRIARC BEVERAGE HOLDINGS CORP.


                                          By      Ernest C. Cavallo
                                            Title:

                                          Address: 709 Westchester Avenue
                                                   White Plains, NY 10604

                                          Facsimile No.: (914) 397-9220

                                          Attention: President

                                          DLJ CAPITAL FUNDING, INC.,
                                            as Syndication Agent


                                          By:     Harold Philipps
                                            Title:

                                          Address: 277 Park Avenue
                                                   9th Floor
                                                   New York, NY 10172

                                          Facsimile No.: (212) 892-5286

                                          Attention: Stephen P. Hickey



                                          MORGAN STANLEY SENIOR FUNDING, INC.,
                                            as Documentation Agent

                                          By   Christopher A. Pucillo
                                          Title: Vice President

                                          Address: 1585 Broadway
                                                   10th Floor
                                                   New York, NY 10036

                                          Facsimile No.: (212) 761-0592

                                          Attention: Jim Morgan



                                          THE BANK OF NEW YORK,
                                            as Administrative Agent, as Issuer
                                            and as Swing Line Lender

                                          By   Russell Burr
                                          Title: Senior Vice President


                                          Address: One Wall Street

                                                    22nd Floor
                                                    New York, NY 10286

                                          Facsimile No.: (212) 635-1480

                                          Attention: Guy Blissett

                                                  LENDERS


                                          DLJ CAPITAL FUNDING, INC.


                                          By:   Harold Philipps
                                          Title:



                                          MORGAN STANLEY SENIOR FUNDING, INC.


                                          By:   Christopher A. Pucillo
                                          Title: Vice President



                                          THE BANK OF NEW YORK


                                          By;  Russell Burr
                                          Title: Senior Vice President



                                          CREDIT SUISSE FIRST BOSTON


                                          By:   Barry A. Zamore
                                          Title: Associate


                                          By:   Claire M. McCarthy
                                          Title: Managing Director



                                          CITIBANK, N.A.


                                          By:   Marjorie Harris
                                          Title: Attorney-In-Fact

                                          BANK OF MONTREAL


                                          By:   Peter Konigsmann
                                          Title: Director



                                          MERITA BANK LTD.


                                          By:   Clifford Abramsky
                                          Title: Vice President



                                          CORESTATES BANK N.A.


                                          By:   John T. Haurin
                                          Title: Vice President



                                          THE FIRST NATIONAL BANK OF CHICAGO


                                          By:   Robert J. Patterson
                                          Title: Senior Vice President



                                          THE SUMITOMO BANK LIMITED,
                                          NEW YORK BRANCH


                                          By:   Suresh S. Tata
                                          Title: Senior Vice President



                                          THE INDUSTRIAL BANK OF JAPAN, LTD.

                                          By:   Takuya Honjo
                                          Title: Senior Vice President



                                          ROYAL BANK OF CANADA


                                          By:  Marion A. Patterson
                                          Title: Senior Manager



                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          By:  Attila Koc
                                          Title: First Vice President


                                          THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION


                                          By:   T. Hayashi
                                          Title: Senior Vice President



                                          BARCLAYS BANK PLC


                                          By:   Keith F. Arnsdorff
                                          Title: Associate Director



                                          THE ROYAL BANK OF SCOTLAND PLC


                                          By:   Grant Stoddart
                                          Title: Senior Vice President
                                                 and Manager

                                          FIRST UNION NATIONAL BANK


                                          By:   Michael P. Doherty
                                          Title: Vice President



                                          THE FUJI BANK, LTD.


                                          By:   Teiji Teramoto
                                          Title: Vice President and
                                                 Manager



                                          LONG TERM CREDIT BANK OF JAPAN


                                          By:   Norboru Kubota
                                          Title: Senior Vice President

                    Summary of Omitted Schedules and Exhibits

SCHEDULE I         -    Disclosure Schedule
SCHEDULE II        -    Percentages and Administrative Information
SCHEDULE III       -    Existing Loans and Existing Revolving Loan
                        Commitments

EXHIBIT A-1        -    Form of Revolving Note
EXHIBIT A-2        -    Form of Swing Line Note
EXHIBIT B-1             Form of Term A Note
EXHIBIT B-2        -    Form of Term B Note
EXHIBIT B-3        -    Form of Term C Note
EXHIBIT C          -    Form of Borrowing Request
EXHIBIT D          -    Form of Issuance Request
EXHIBIT E          -    Form of Borrowing Base Certificate
EXHIBIT F          -    Form of Continuation/Conversion Notice
EXHIBIT G          -    Form of Closing Date Certificate
EXHIBIT H          -    Form of Compliance Certificate
EXHIBIT I          -    Form of Guaranty
EXHIBIT J-1        -    Form of Triarc Pledge Agreement
EXHIBIT J-2        -    Form of Snapple Pledge Agreement
EXHIBIT J-3        -    Form of Parent Pledge Agreement
EXHIBIT J-4        -    Form of Subsidiary Pledge Agreement
EXHIBIT K-1        -    Form of Borrower Security Agreement
EXHIBIT K-2        -    Form of Subsidiary Security Agreement
EXHIBIT L          -    Form of Solvency Certificate
EXHIBIT M-1        -    Form of Opinion of Counsel to the Obligors
EXHIBIT M-2        -    Form of Opinion of Intellectual Property Counsel
                           to the Obligors
EXHIBIT M-3        -    Form of Opinion of Local Counsel to the Obligors
EXHIBIT N          -    Form of Lender Assignment Agreement


The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon its request.